                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[ X ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only
        (as permitted by Rule 14A-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

               Mark Holdings, Inc. (formerly Mark Solutions, Inc.)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ] No fee required.

[ X ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies: N/A
                                                                             ---
         2)  Aggregate number of securities to which transaction applies: N/A
                                                                          ----
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$3,500,000 - Total Purchase Price of Assets
--------------------------------------------
         4)  Proposed maximum aggregate value of transaction: $3,500,000
                                                             -------------------
         5)  Total fee paid:        $700.00
                            ----------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:                 N/A
                                    --------------------------------------------
         2)  Form, Schedule or Registration Statement No.:        N/A
                                                          ----------------------
         3)  Filing Party:          N/A
                          ------------------------------------------------------
         4)  Date Filed:            N/A
                        --------------------------------------------------------

                                PROXY STATEMENT:

                         ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                               MARK HOLDINGS, INC.


                                  JULY 26, 2002


                                 PROXY STATEMENT

                                ----------------

                               GENERAL INFORMATION



         This Proxy Statement is furnished to the holders of common stock, $.01 par value per share ("Common Stock") of Mark Holdings, Inc., a Delaware corporation (the "Company", "we", "our", or "us") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a Annual meeting of stockholders ("The Annual Meeting") to be held on July 26, 2002, at 1:00 P.M., Eastern Daylight Savings Time, at The Renaissance Meadowlands Hotel, Rutherford, New Jersey 07073, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting is to approve a sale of the Mark Correctional Asset Division's assets; approve an amendment to our Certificate of Incorporation increasing our authorized common stock; elect 3 directors to our Board of Directors and to ratify the appointment of our current auditors for the fiscal year ending June 30, 2002. Each of these propositions is described more fully in this Proxy Statement.

         Proxies for use at the meeting will be mailed to stockholders on or about June 21, 2002 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries and custodians in soliciting proxies. The Company also intends to hire a professional proxy solicitor. The Company anticipates that the cost to the Company for all said services and for assembling and mailing the proxy material will be approximately $18,000. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company. The Board of Directors has established June 18, 2002 as the record date for shareholders entitled to notice of, and to vote at the meeting.


         Revocability and Voting of Proxy


         A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before the Annual Meeting by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Such consents or revocations can be submitted by facsimile to (973)773-8304. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" the ratification of the sale of the assets of our Mark Correctional manufacturing division, an increase in our authorized common stock, the election of directors and the ratification of the appointment of our auditors. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. If any other matters properly come before the meeting or any continuation or adjournment thereof, the proxies intend to vote in accordance with their best judgment.

         Record Date and Voting Rights


         Only stockholders of record at the close of business on June 18, 2002 are entitled to notice of and to vote at the Annual Meeting or any continuation or adjournment thereof. On that date there were 9,714,606 shares of the Company's Common Stock outstanding. Each share of Common Stock is entitled to one vote per share. Any share of Common Stock held of record on June 18, 2002 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve all of the proposals to be presented at The Annual Meeting, except as to directors, who shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting.



                                     Summary


         This section summarizes selected information about the Proposed Asset Sale described in this Proxy Statement and may not contain all of the information that is important to you to understand the Asset Sale fully. We strongly encourage you to read carefully the entire Proxy Statement. We have also included the Asset Purchase Agreement as Exhibit I. In addition, this summary also describes the other matters to be presented at the meeting.


         o At the present time our only business is the manufacture of modular steel jail cells through Mark Correctional Systems ("Mark Correctional"), a division of our wholly- owned subsidiary Mark Solutions, Inc. ("Mark Solutions").


         o Our Board of Directors has concluded that, because of Mark Correctional's position in the industry and its historical performance, it is doubtful that we will be able to achieve any meaningful growth in revenues in the future and that any profits from operations will be insignificant. See Proposal No. 1 - "The Reasons for the Asset Sale."

         o Rite-Way, a corporation established by and whose only shareholder is the Executive Vice President of our Company, has offered to acquire substantially all of the assets of Mark Correctional. The assets include all machinery, equipment, tools and dies, accounts receivable inventory, prepaid expenses and other miscellaneous stocks and trademarks and trade names. Rite-Way will also assume all leases, notes payable, accounts payable, equipment leases and real estate leases. Rite-Way will thereafter continue the business. See, Proposal No. 1 - "The Asset Purchase Agreement."

         o We will receive consideration of $2,500,000 based on an estimated book value of the assets. Any shortfall in the value of the assets will be adjusted at closing. Payment shall consist of $500,000 cash at closing and the balance of $2,000,000 payable in 36 equal monthly installments evidenced by a secured promissory note bearing interest at 8% per annum. We will also receive cash on hand and/or a short term promissory note as described herein for a total of an additional $1,000,000. See Proposal No. 1 - "The Asset Purchase Agreement" and "The Assets."

         o We have received an appraisal of the value of the assets and an independent valuation of the Mark Correctional business. The Board of Directors has concluded that the purchase price negotiated between the parties is consistent with those valuations and the Board recommends that shareholders approve the sale. See Proposal No. 1 - "Valuation.".


         o The proceeds received from the sale will not be distributed to stockholders.


         o After the sale we will have no operations and we will essentially be a public shell. We intend to acquire another business or merge with another company. See Proposal No. 1 - "Effect of the Transaction."

         o Affiliates of our Company and their transferees will only be able to sell their stock holdings pursuant to a registration statement. See Proposal No. 1 - "Effect of the Transaction."


         o Management believes the Company will be able to acquire another business with potential for greater future growth unlike our existing business of manufacturing steel jail cells and that acquiring another business or merging with another company could enhance our stockholders' investments.


         o        There are numerous risks associated with the Asset Sale.
                  Shareholders are urged to read and carefully consider the Risk Factors associated with the Asset Sale. See "Risk Factors."


         o The Board of Directors unanimously recommends that shareholders vote in favor of the proposal to approve the asset sale.


         o Approval of the sale of the above described assets to Rite-Way requires the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon. Directors and officers of the Company, who in the aggregate hold approximately 4.2% of the Company's outstanding Common Stock intend to vote in favor of the Asset Sale.

         o In the event that the shareholders do not approve the Asset Sale, the Company will be required to either find another purchaser for the assets or alternatively seek other methods to raise additional capital in an effort to increase the revenues of Mark Correctional. See Proposal No. 1 - "Effects of the Transaction."

         o Shareholders are also being asked to approve an amendment to our certificate of incorporation increasing the number of authorized shares of our Common Stock. This will enable the Company to have sufficient shares available for a possible acquisition.

         o Shareholders are also being asked to elect 3 directors to serve until the next annual meeting.

         o Shareholders are also being asked to ratify the appointment of the accounting firm of Holtz Rubenstein & Co., LLP as our independent auditor.


Forward Looking Statements

When used in this Proxy Statement, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend" and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended regarding events, conditions and financial trends that may affect the company's future plans of operations, business strategy, operating results and financial position. Shareholders are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors.

                      GENERAL INFORMATION ABOUT THE MEETING

What is the purpose of the Annual Meeting?

         At the Annual Meeting, Shareholders will be asked to consider and vote upon:

         1. The sale of the net assets of our jail cell manufacturing division, Mark Correctional Systems, a division of Mark Solutions, Inc. ("Mark Solutions"), a wholly owned subsidiary of the Company.

         2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock which the Company shall have the authority to issue from 50,000,000 shares $.01 par value per share, to 100,000,000 shares $.01 par value per share.

         3. To elect three directors of the Company for the following fiscal year.

         4. To ratify the appointment of Holtz Rubenstein & Co., LLP as the Company's auditors for the fiscal year ending June 30, 2002.

         Are there other matters to be voted upon at the meeting?

         The Board of Directors does not know of any other matters which may come before the meeting. Delaware Corporation Law and Mark Holdings' By-laws impose certain limitations on the ability to present business items at an Annual Meeting, if those items are not included in the Notice of Annual Meeting. In the event any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote or otherwise act in accordance with their judgment.

         Who can vote at the meeting?

         In order to vote, you must have been a stockholder of record at the close of business on June 18, 2002 (which is referred to as the "record date"). If your shares of record are owned in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

         On the record date, there were issued and outstanding 9,714,606 shares of Mark Holdings common stock, par value $0.01 per share. Each share of common stock is entitled to one vote on each matter to be voted upon.

         How do I vote?

         You may vote by completing and returning the enclosed proxy or by voting in person at the meeting. Regardless of what means you use to cast your vote, your proxy will be voted in accordance with your instructions. If you do not specify a choice, your proxy will be voted "FOR" proposals 1, 2, 3 and 4 described in the accompanying notice and the proxy statement and in the discretion of the proxy holders as to other matters that may properly come before the meeting.

         Your vote is important. Whether or not you plan to attend the meeting, please take the time to vote. Please take a moment to read the instructions and cast your vote as soon as possible.

         You may vote by completing and returning the enclosed proxy card. You may revoke the proxy at any time before its exercise by delivering a written revocation or a subsequent dated proxy to the Secretary of Mark Holdings, Inc. or by voting in person at the meeting. The last vote you submit chronologically will supersede your prior vote(s).

         If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be at the meeting. Attendance at the meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the meeting.

         What Constitutes a Quorum?

         In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock and holding shares which constitute a majority of the votes on the record date and entitled to vote, which is a least 4,857,304 votes.

         Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum is present. A broker "non-vote" occurs when a broker or other nominee has not received voting instructions from the customer and the broker or nominee is unable to vote the shares.

         If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

         What vote is required to approve the proposals presented at the Annual Meeting?

         The approval of the sale of the assets of the jail cell manufacturing division, the amendment to the Certificate of Incorporation effecting an increase in the authorized capital, and the ratification of the appointment of the auditors requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. With respect to the election of directors, a plurality of the votes of the shares present in person or represented by proxy at the meeting is required.

         How will votes be counted?

         If you make no specifications on your proxy card, you proxy will be voted in favor of that matter. Shares that (i) abstain from voting on a particular matter or (ii) are held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote on a particular matter ("broker no-votes") will not be voted for or against any proposal.

                                 PROPOSAL NO. 1

         APPROVAL OF THE SALE OF THE ASSETS OF THE JAIL CELL
MANUFACTURING DIVISION OF MARK SOLUTIONS, INC.

         General

         Our Board of Directors has approved and recommends that our stockholders approve the Asset Sale pursuant to the Asset Purchase Agreement providing for the sale of the assets of our Mark Correctional division to Rite-Way of New Jersey ("Rite-Way"). The affirmative vote of a majority of the shares of our Common Stock present in person or by proxy at the meeting is required to approve the Asset Sale. Abstentions and broker non-votes have the same effect as a vote against the proposal because while they are counted for purposes of determining if there is a quorum they are not counted in determining whether there is a majority to pass the various proposals.

         OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE SALE OF THE ASSETS PURSUANT TO THE ASSET PURCHASE AGREEMENT AND RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE PROPOSED SALE OF THE ASSETS.

         Background

         In December 2000 our Board of Directors authorized Mr. Carl Coppola, our Chairman, to investigate a possible sale of the assets of our subsidiary MarkCare Medical Systems, Inc. ("MarkCare"). MarkCare was engaged in the development of software applications for medical diagnostics, archiving and communications systems. The Board of Directors had concluded that the cost of operations of MarkCare was creating a drain on the Company's resources, since those costs had for some time exceeded annual revenues. Further, the Directors had concluded that if MarkCare were ever able to become a successful operation, it would require significant capital expenditures for further research and development, which we could not afford. Since MarkCare only accounted for only about twenty percent of our total revenues, our Directors decided that the best course of action was to find a buyer for the assets, which primarily consisted of software and other intellectual property.


         After an exhaustive search for a potential purchaser conducted by our management, we finally received an offer from MMSI Acquisition Corp. ("MMSI"), a subsidiary of MediSolution, Ltd., a publicly held Canadian based company engaged in providing medical software to the medical industry.

         On March 30, 2001, the sale of the assets to MMSI, as well as the sale of MarkCare's wholly owned interest in its United Kingdom subsidiary, MarkCare Medical Systems, Ltd., was consummated. As a result, the Company received cash proceeds of approximately $1,000,000 after adjustments and a promissory note for $500,000 payable on or before June 28, 2001. MediSolution, Ltd. also guaranteed the note. MMSI defaulted on the payment of the note, and as a result, we obtained a judgment by default against both MMSI and MediSolution Ltd. MediSolution Ltd. has recently filed a motion to vacate the default and the motion has been granted. Since March 30, 2001 our business has therefore consisted solely of the manufacture and distribution of modular jail cells through our Mark Correctional division.


         The Reason for the Asset Sale


         In view of the lack of any substantial growth in revenues and the fact that there has been an overall slowdown in construction of correctional projects, our Board of Directors in July 2000 undertook a review of the overall past performance of our jail cell business, the future potential of the business and the current trading range of the Company's Common Stock. The Board concluded that it was in the best interests of the Company and its shareholders to dispose of the jail cell manufacturing business and seek to acquire a new business or merge with another business.

         The decision of the Board to sell the jail cell business was based on a number of factors. We first commenced full scale manufacturing of jail cells in 1989. Since that time, we have not achieved any real consistency in sales growth. Sales have fluctuated widely, and for most years, there has only been limited profitability at best. Further, many of the larger correctional construction projects have required the posting of performance bonds, which are costly. Because of the lack of sufficient capital, we have been limited in the number of jobs we were able to bid on at any one time.


         More significant was the fact that it became apparent to Management that our jail cell business could not successfully penetrate the entrenched "concrete lobby," which has considerable influence with those state agencies in charge of prison construction. Most state penal authorities are reluctant to use anything but concrete construction for their larger projects, and, as a result, innovative construction methods such as prefabricated modular jail cells have met with opposition. Because of this, Mark Correctional has rarely been specified in large-scale jail construction projects by either architects or major contractors utilizing concrete construction. As a result, Mark Correctional has only been able to participate in smaller projects where major contractors have no interest in participating. This has effectively limited Mark Correctional's revenues.

         As a result of the foregoing factors, our Board concluded that the business as it is presently constituted cannot enjoy any real future growth or profitability and that as such the operations will not result in any significant appreciation of our stockholders' investments in the Company.

         Our Board then directed management to investigate a possible sale of the Mark Correctional division. Management in September 2001 then obtained an independent appraisal of the market value of the equipment and a valuation of the Mark Correctional business (the "Valuation"). Management then solicited offers from various parties who from time to time had previously expressed an interest in purchasing Mark Correctional. No one with whom we previously had talked indicated any real interest in purchasing either the assets or the business. However, in January 2002, Michael J. Rosenberg, the Executive Vice President of our Company who was aware that we might sell the business, indicated that he personally might have an interest to acquire the assets if he was able to locate sufficient financing. Mr. Rosenberg has been running the day-to-day operations of Mark correctional for the last four years. Mr. Rosenberg believed he could obtain financial assistance and as a result preliminary negotiations then commenced.

         In our negotiations with Mr. Rosenberg representing Rite-Way, Mr. Rosenberg was aware of our efforts to find a purchaser for the Mark Correctional Assets. In fact, Mr. Rosenberg had represented us in preliminary talks with various prospective purchasers. In January, 2002 Mr. Rosenberg made an offer on behalf of his personal corporation, Rite-Way of New Jersey ("Rite Way") to pay $2,500,000 based on the net book value of the assets. We made a counter offer which required that we receive $3,500,000 of value based on the net assets of $2,500,000. It was agreed by Mr. Rosenberg that we would receive at Closing $1,000,000 of the Mark Correctional cash on hand, together with the sum of $2,500,000, represented by a $500,000 down payment and the balance of $2,000,000 payable in 36 equal monthly installments. Then, Mr. Rosenberg requested that Rite-Way be able to retain at least $400,000 of cash for operating capital. It was agreed that Rite-Way could retain the $400,000 of cash at Closing and we would receive the remainder of the cash on hand. It was further agreed that if the remaining cash received by us at Closing was less than $1,000,000, then Rite-Way would be obligated to pay us the difference between $1,000,000 and what we actually received within ninety (90) days which is evidenced by a secured promissory note.

         On January 24, 2002, we received a written offer from Rite-Way. The Board concluded that the offer made by Rite-Way was fair in terms of the value of the assets as well as the business and accepted the offer subject to the parties entering into a formal asset purchase agreement (the "Asset Purchase Agreement") and further subject to approval of Shareholders.


         As previously stated, Mr. Rosenberg is the Executive Vice President of our Company. He has been employed by us for more than twelve years and for the last four years has run the day-to- day operations of Mark Correctional. Mr. Rosenberg established Rite-Way as a personal corporation many years ago and for the last ten years Rite-Way has been dormant. Mr. Rosenberg has continued to maintain the Company in good standing with the State of New Jersey. Rite-Way has a binding commitment from a third party lender for the $500,000 down payment at closing. Rite-Way currently maintains office space at 11 Kingsley Drive, Manalapan, New Jersey 07726 which is Mr. Rosenberg's personal residence. Mr. Rosenberg intends to continue to use the "Mark Correctional" name as a working division of Rite-Way. Rite-Way intends to relocate its offices to the premises currently occupied by Mark Correctional. Mr. Rosenberg will resign from our Company prior to the Closing of the Asset Sale. The prospective sale of the assets to Rite-Way was negotiated at arm's length.

         In connection with the decision by the Directors to sell the Mark Correctional assets, the Directors also took into consideration the fact that the interim financial statements reflected positive operating results with an attendant increase in revenues and positive income and operating cash flows. However, the directors concluded that notwithstanding the improved results it was doubtful that Mark Correctional could sustain the same revenue levels in light of market conditions which indicate that both on the federal and state level, budgetary restrictions will prevent new jail facilities from being built. Further, there currently are more "jail beds" available than actually required. The Directors also concluded that Rite-Way's offer is consistent with the independent valuation of Mark Correctional and that it is in the best interests of the Company to dispose of the jail cell business. Mr. Rosenberg believes that he will be able to operate the business at a profit because he will not have the added expenses of a publicly held company. However, there can be no assurances that Rite-Way will be successful. See "Risk Factors".


         The Asset Purchase Agreement

         General

         As a result of the offer by Rite-Way, we have entered into an Asset Purchase Agreement (the "Agreement") with Rite-Way dated February 22, 2002. Subject to the approval of shareholders, we are selling essentially all of the tangible and intangible assets of our jail cell manufacturing business subject to the assumption by Rite-Way of certain liabilities. The sale is expected to close shortly after approval by stockholders at The Annual Meeting. The Agreement is attached as Exhibit 1. The Agreement contains various customary representations and warranties made by each of the parties to the Agreement. Such representations and warranties relate to, among other things, the enforceability of the Agreement, our organization and the organization of Rite-Way, our authority and the authority of Rite-Way to enter into the Agreement, the assets of Mark Solutions being transferred and the liabilities being assumed. We encourage you to read the

Asset Purchase Agreement, as it is the legal document which governs the transaction. The following is a general discussion of the essential terms:

         The Assets


         The Assets which are being purchased by Rite-Way include cash as maintained by the Mark Correctional Division in excess of $1,000,000 on the date of Closing, but at least a minimum of $400,000; all accounts receivable, office equipment, machinery, tools, dies, books, records, inventory, prepaid expenses, vehicles, contracts, trademarks and good will. In addition, Rite-Way will assume all accounts payable and notes payable on all capitalized leases, operating leases attributable to the Mark Correctional division and accrued expenses up to the time of closing. In addition, Rite-Way has agreed to assume the lease to the premises now occupied by Mark Correctional. However, the Company will continue to remain liable under the lease in the event Rite-Way should default. The lease expires October 31, 2004.


         The Purchase Price


         Rite-Way had agreed to pay us the sum of $2,500,000 for the assets based upon the net book value of the assets. In the event the book value is less than $2,500,000 at time of closing, the purchase price will be adjusted downwards. Between the time that Rite-Way agreed to the purchase price and March 31, 2002, the net asset value has declined by approximately $500,000 and, as a result, the principle amount of the note would be reduced by $500,000. Payment of the purchase price will be made in the following manner: Payment of $500,000 in cash is due at closing, and the balance to be paid in thirty-six equal monthly installment payments evidenced by a promissory note bearing interest at 8% per annum. The note is to be secured by all of the assets purchased, with the exception of $500,000 of receivables, and all of the capital stock of Rite-Way. In the event of a default by Rite-Way of any installment payment, we have the right to foreclose on such security interest and thereafter sell the assets to satisfy such obligation in accordance with applicable law.


         In addition, Rite-Way shall be entitled to receive at Closing at least $400,000 of the cash on hand of Mark Correctional. We shall be entitled to the balance of the remaining cash up to $1,000,000. If there is less than $1,000,000 available to us we shall then be entitled to receive a promissory note in an amount equal to $1,000,000 less the amount of cash retained by us at Closing. The note bearing interest at 8% per annum shall be payable ninety (90) days after Closing and shall be secured by all of the Mark Correctional Assets, with the exception of $500,000 of accounts receivable. We shall also receive additional collateral consisting of all of the capital stock of Rite-Way.

         Other Conditions to Completion of the Asset Purchase Agreement:

         The completion of the sale of the assets is subject to various conditions (any of which may be waived by the party to be benefited by such condition) including among other things:

         o The truth and correctness of the representations and warranties of both Mark Solutions and Rite-Way;

         o Performance of and compliance with all covenants by both Mark Solutions and Rite- Way;

         o Delivery of customary opinions of counsel for Mark Solutions and counsel for Rite- Way;

         o The absence of certain material adverse changes in the assets or the business of the Mark Correctional division;

         o Approval by landlord of the assignment and/or assumption of the lease to the premises now occupied by Mark Correctional.

Termination of the Asset Purchase Agreement

The Agreement may be terminated and the asset sale abandoned for various reasons including:

         o        By mutual consent of the parties;


         o The failure of Mark Correctional to have at least $400,000 of cash on hand at Closing;


         o If the closing does not take place on or before July 15, 2002, unless otherwise extended by mutual agreement of the parties;

         o Any of the material and substantial representations of Mark Solutions or Rite-Way are not true and correct when made or at any time prior to the closing;

         o If Mark Solutions or Rite-Way fail to fulfill their respective obligations under the Agreement;

         o If there is any statute, rule, regulation, court order or prior contractual obligation which makes the transaction illegal or prohibited.

         Expenses of the Asset Sale

         Whether or not the Asset Sale is consummated, each party is required to bear its own costs and expense including fees of attorneys, accountants and financial advisors.

         Fairness of the Asset Sale to the Stockholders

         In arriving at the determination that the transaction is fair to and in the best interests of our stockholders, our Board considered certain other factors:

         o The absence of any other offers by anyone else for the assets or the business of Mark Correctional after considerable efforts by Management to locate potential buyers.

         o The fact that the Agreement requires that the sale be approved by a majority of Mark's stockholders, which ensures that the Board will not be taking action of which the majority of our shareholders disapprove.

         o A valuation from an independent appraiser that the consideration to be received is fair.

         Valuation:


         Our Board of Directors approved the retention of the certified public accounting firm of Sax Macy Fromm & Co. ("Sax Macy") to prepare a valuation (the "Valuation"). Sax Macy has operated as certified public accountants for the last forty-five years. The firm employs sixty accountants. It also has two experienced full-time appraisers who, over the last five years, have performed over two hundred valuation reports for various types of companies. Our Board selected Sax Macy because of their experience in valuations. Additionally, over the last two years Sax Macy had performed certain consulting services for us in connection with the sale of Mark Care.

         In connection with the preparation of the Valuation, Sax Macy utilized both an economic benefit model (capitalized earnings) and a net asset approach. These two methods were then weighted and the average of the two methods amounted to $2,955,000, which assumed that as a result of the transaction Rite-Way would be acquiring a marketable continuing interest in Mark Correctional. Since there is no public market for Rite-Way stock. Sax Macy then applied a 15% discount to the weighted average resulting in a valuation of the business as of September 30, 2001.

         Our Board concluded that the negotiated price for the assets and business was consistent with the Valuation.


         The full text of the Valuation is attached to this proxy statement as
Exhibit II. We encourage you to read this Valuation carefully in its entirety for both a description of the assumptions made, the methodology employed, the matters considered and Sax Macy's conclusions.


         The Valuation is addressed to our Board and does not constitute in any way a recommendation to stockholders as to how to vote with respect to the Asset Sale. Sax Macy had no input as to the consideration to be paid by Rite-Way.


         Effect of the Transaction

         Upon completion of the Asset Sale we intend to acquire a new business or merge with an existing business. It is our intention to use the proceeds from the Asset Sale for working capital in connection with any new business.


         Our management has had preliminary exploratory talks with the principals of several companies. None of these preliminary talks have moved to a "probable stage" level. Additionally, we considered a possible merger with a newly started privately held company, Globalitronix, Inc. ("Globalitronix"). This company is an Internet application service provider which licenses software to enable companies and brokerages to perform registered public offerings. Our management believed that Globalitronix has a great deal of potential and in order to position ourselves we negotiated a first right of refusal which would give us the first right to a business combination with Globalitronix. In exchange for the first right of refusal, we have loaned Globalitronix the sum of $330,000, $100,000 of which is payable on July 1, 2002, and $100,000 on August 6, 2002, $50,000 on October 1, 2002, and $80,000 on December 10, 2002.


         Globalitronix had proposed a merger by which that company would merge into a new subsidiary established by us. The holders of the outstanding stock of Globalitronix would receive Mark shares in exchange for their shares. Globalitronix had proposed that its shareholders receive a ninety percent (90%) interest in Mark and the existing Mark shareholders would be left with a ten percent (10%) interest. Our Directors discontinued negotiations with Globalitronix because they believed that the proposed terms were excessive in light of Globalitronix's limited business history.

         As a result of the Asset Sale, and during the time that Mark remains a "blank check" Company, i.e., no operations, the affiliates of Mark and their transferees will only be able to sell their stock holdings pursuant to a registration statement filed with the Securities and Exchange Commission.



         Risk Factors Related to the Asset Sale


                                  RISK FACTORS

         YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS RELATING TO THE TRANSACTION BEFORE YOU DECIDE WHETHER TO VOTE TO APPROVE THE ASSET SALE AND THE ASSET PURCHASE AGREEMENT. YOU SHOULD ALSO CONSIDER THE OTHER INFORMATION IN THIS PROXY STATEMENT AND THE ADDITIONAL RISK FACTORS AND INFORMATION IN OTHER REPORTS WE FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001.

         (1) The Asset Sale May Not Be Consummated

         The consummation of the Asset Sale is subject to numerous conditions. Such conditions include, but are not limited to compliance by the Company with the requirements of the New Jersey Industrial Recovery Act (N.J.S.A. 13:1K-6 et seq.) Even if our stockholders approve the Asset Sale, there can be no assurances that other conditions to closing will be met and that the Asset Sale will be consummated. If the Asset Sale is not consummated, we will have spent a substantial amount of time and financial resources in connection with the transaction without realizing any gain.

         (2) There is No Plan to Distribute Any of the Proceeds of the Asset Sale to Our Stockholders

         We do not intend to distribute any portion of the proceeds from the Asset Sale to our stockholders. It is our intention to use the net proceeds of the Asset Sale as well as available proceeds from the sale of the MarkCare assets in connection with financing a newly acquired business or in connection with a merger with an ongoing business.

         (3) After the Asset Sale, We Will in All Probability Be Engaged in an Entirely New Business

         It is the intention of Management to either acquire an already established business or merge with a company with an existing business. If we are successful in acquiring a new business or merging with a company with an existing business, it is more than likely that stockholders will find themselves invested in a company whose business is a far departure from the manufacture of steel jail cells.

         (4) There Are No Assurances We Will Be Able to Acquire Another Business

         While Management believes there are numerous business opportunities available, there can be no assurance that we will be successful in acquiring a new business. If we are not successful, management will have to reconsider its strategy, which may result in a liquidation of the Company and distribution of assets to the shareholders.


         (5) Rite-Way May Not Be Able To Meet The Installment Payments

         The note receivable in the amount of $2,000,000 will be paid from cash flows expected to be generated by Rite-Way from the Mark Correctional operations. Mark Correctional as operated by us has not proven profitable and has not consistently generated positive cash flows. Accordingly, there can be no assurances that Rite-Way will be able to successfully operate Mark Correctional and meet its obligations to us.

         (6) The Assumptions Employed In the Valuation Might Not Prove Correct

         The valuation of Mark Correctional assumes (among other factors) that Mark Correctional will be able to operate more profitably as a privately held Company. This assumption may not be true. If not true, Rite-Way could very well default in the installment payments.

         (7) Our Shareholders Will Continue To Bear Certain Risks In Mark Correctional Because Of The Terms Of The Asset Sale

         Under the terms of the Asset Sale, we will receive installment payments of a promissory note in the amount of $2,000,000. If the note is not paid, this would result in our repossessing the assets and shareholders would have the risk of ownership of such assets once again. While shareholders have the risk of non-payment, they will not receive any benefits if Mark Correctional proves successful under Rite-Way's direction. The structure of the Asset Sale does not provide for either Mark or its shareholders to receive any payments out of Rite-Way's profits.


         (8) Interests of Certain Persons in the Transaction

         Except for Michael Rosenberg, an Executive Vice President of Mark Correctional, no other individual connected with the Company has any interest in this transaction. The Board accepted the offer subject to approval of the stockholders. The Board believes that the offer is fair and consistent with the Valuation received by the Company and was reached through arm's-length negotiations. Mr. Rosenberg will resign as the Asset Sale is concluded.

         Management Ownership

         As of January 15, 2002, our directors and executive officers own in the aggregate, 408,451 shares of our outstanding Common Stock, representing approximately 4.2% of our outstanding stock.


         Federal Income Tax Treatment Consequences

         We believe we will not incur a liability for federal income tax purposes on the gain on the sale of the assets to Rite-Way because of the availability of federal net operating loss carryforwards. The transaction may however be subject to state or local income, franchise, sales, use or other tax liabilities in states or local tax jurisdictions for which we file tax returns.


         Appraisal Rights

         We are organized under the corporate laws of the State of Delaware. Delaware corporate law does not provide for appraisal or other similar rights for dissenting stockholders in connection with a sale of all or a substantial portion of a corporation's assets. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares in connection with the Asset Sale.

         Selected Financial Data

         The following Selected Financial Data is based on the Company's audited financial statements for the last five fiscal years, 1997 through 2001, and unaudited interim Financial Data for nine (9) months ended March 31, 2002 and 2001. The following schedules are intended to present selected financial data which highlights certain trends in our financial condition and results of operations. This data illustrates historically our lack of any meaningful sales growth and the failure to achieve any meaningful profits. For more detailed information stockholders should also read our annual report for the Fiscal Year Ended June 30, 2001, which accompanies this Proxy Statement.


                                                     Fiscal Years Ended June 30,
                                          (in thousands, except share and per share data)
                                         --------------------------------------------------

Income Statement Data:                       Interim Information               2001
                                          Nine Months Ended March 31
                                         -----------------------------------------------
                                               2002             2001
                                                 (Unaudited)
                                         -----------------------------------------------

Revenues                                      $9,626            $4,356           $8,772
                                         ------------        ----------        ---------

Costs and Expenses:
 Cost of Sales                                 6,783             2,928            5,762
 General and administrative                    1,623             1,325            2,328
 Marketing costs                                 363               319              424
 Litigation settlement                             -                 -               98
  Total Costs and Expenses                     8,769             4,572            8,612
Operating Income /(Loss)                                         (216)              160
                                                 857
Net Other (Expense)                                              (235)            (214)
                                                (29)
Income Tax Benefit                                 -                 -              ---

Income (Loss) from Continuing
Operations                                       828             (451)             (54)

(Loss)/Income from Sale of
Discontinued Segment (net of income            (237)             2,204              716
tax provision of $-0-$-0-$477,  $-0-,
$-0-, $-0-, $-0-, respectively)

(Loss) From Discontinued Operations
(net of income tax benefit of $-0-,                            (1,499)            (961)
$-0- $477, $24, $240, $-0-, ,$-0-,                --
respectively)

Extraordinary  Gain on  Extinguishment         1,121                --               --
of Debt
                                           ---------         ---------        ---------
Net Income/(Loss)                             $1,712              $254          $ (299)
                                           =========         =========        =========



Income (Loss) per Share from
Continuing Operations                          $0.18             $0.03           $(.01)

Weighted Average Shares Outstanding        9,697,106         7,865,630        8,266,676




                                                               Fiscal Years Ended June 30,
                                                     (in thousands, except share and per share data)
                                        ---------------------------------------------------------------------

Income Statement Data:                          2000             1999               1998             1997

                                              -----------       ---------         ---------         ---------


                                              -----------       ---------         ---------         ---------

Revenues                                        $ 11,671          $ 8,497          $ 12,708           $6,115
                                              -----------        --------         ---------         ---------

Costs and Expenses:
 Cost of Sales                                     9,728            5,689             9,928            6,010
 General and administrative                        1,912            2,449             2,268            2,185
 Marketing costs                                     681              562               434              416
 Litigation settlement                               250              396               ---              ---
  Total Costs and Expenses                        12,571            9,096            12,630            8,611
Operating Income /(Loss)                           (900)            (599)                78          (2,496)

Net Other (Expense)                                (139)            (124)              (55)          (1,679)

Income Tax Benefit                                    83              760               ---              ---

Income (Loss) from Continuing
Operations                                         (956)               37                23          (4,175)

(Loss)/Income from Sale of
Discontinued Segment (net of income                  ---              ---               ---              ---
tax provision of $-0-$-0-$477,  $-0-,
$-0-, $-0-, $-0-, respectively)

(Loss) From Discontinued Operations
(net of income tax benefit of $-0-,              (3,432)          (1,747)           (2,411)          (1,264)
$-0- $477, $24, $240, $-0-, ,$-0-,
respectively)

Extraordinary  Gain on  Extinguishment                --               --                --               --
of Debt
                                               ---------        ---------         ---------        ---------
Net Income/(Loss)                               $(4,388)        $ (1,710)         $ (2,388)         $(5,439)
                                               =========        =========         =========        =========

Income (Loss) per Share from
Continuing Operations                             $(.16)             $.01              $---          $(1.17)

Weighted Average Shares Outstanding            6,112,534        4,945,257         4,415,101        3,555,402


Balance Sheet Data:
                                    March 31,
                                      2002
                                   (unaudited)                         Ended June 30,
                                                                        in thousands
                                   -----------            ---------------------------------------------------
                                                           2001       2000        1999       1998      1997
                                                           ----       ----        ----       ----      ----
Working Capital                        $1,713             $  929     $ 1,599     $1,135     $3,210    $1,105
Net Property and Equipment                309                485         790        920        284       142
Total Assets                            3,723              5,424       5,304      7,862      5,020     5,172
Current Liabilities                     1,665              3,966       2,825      4,824        866     3,007
Other Liabilities                          23              1,135       2,073        485      1,039     2,318
Temporary Stockholders' Equity            ---                ---         ---        ---       1220       ---
Stockholders' Equity (Deficiency)       2,035                323         406      2,553      3,115     (153)

                      MARK HOLDINGS, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (Unaudited)


To assist stockholders in a better understanding of the transaction, we are setting forth herein pro forma financial statements. The following unaudited pro forma consolidated balance sheet as of March 31, 2002 is presented as if the proposed sale of assets and assumption of liabilities of the Mark Correctional division to Rite-Way occurred on March 31, 2002. The pro forma assumes the proceeds of the sale are as follows: (i) cash down payment of $500,000 (ii) $1,524,000 8% note receivable (computed at the net asset value at March 31, 2002 of $2,024,000 less $500,000 cash down payment), payable in 36 equal monthly installments plus interest at 8% per annum) and (iii) $1,000,000 8% short term promissory note receivable payable within 90 days of closing. The transaction will be recorded as a sale, and the resulting gain will be deferred pending collection of the outstanding notes receivable. The pro forma consolidated balance sheet should be read in conjunction with the notes thereto.

                      Mark Holdings, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                 March 31, 2002
                                   (Unaudited)

                                                                                                   Pro Forma
                                                                               Historical         Adjustments          Pro Forma
                                                                               ----------         -----------          ---------
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                                   $    182           $    500 (1)          $    557
                                                                                                      (125)(4)
   Notes receivable-current                                                         401                508 (2)             1,909
                                                                                                     1,000 (3)
   Accounts receivable                                                            1,709             (1,709)(4)                --
   Cost in excess of contract revenue earned                                        874               (874)(4)                --
   Inventories                                                                       25                (25)(4)                --
   Deferred tax asset                                                                86                 --                    86
   Prepaid expenses                                                                 101                (32)(4)                69
                                                                               -------------------------------------------------
       Total Current Assets                                                       3,378               (757)                2,621

PROPERTY AND EQUIPMENT, NET                                                         309               (279)(4)                30

NOTES RECEIVABLE-NON CURRENT                                                         --              1,016 (2)             1,016
OTHER ASSETS                                                                         36                (36)(4)                --
                                                                               -------------------------------------------------

Total Assets                                                                   $  3,723           $    (56)             $  3,667
                                                                               =================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                            $  1,020           $   (890)(4)          $    130
   Current portion of long-term debt                                                216                 --                   216
   Current portion of obligations under capital leases                               22                (22)(4)                --
   Billings in excess of contract revenue earned                                      3                 (3)(4)                --
   Accrued liabilities                                                              404               (118)(4)               286
                                                                               -------------------------------------------------
     Total Current Liabilities                                                    1,665             (1,033)                  632

OTHER LIABILITIES:
   Long-term portion of obligations under capital leases                             23                (23)(4)                --

DEFERRED GAIN ON SALE OF DIVISION:                                                   --              1,000 (5)             1,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Common stock, $.01 par value, 50,000,000 shares
   authorized, 9,714,606 shares issued and outstanding
   at March 31, 2002                                                                 97                 --                    97
   Preferred stock, $1.00 par value, $10 liquidation
   value; 4,705,000 shares authorized:
   Additional paid-in capital                                                    36,881                 --                36,881
   Deficit                                                                      (34,892)                --               (34,892)
   Treasury stock, at cost; 17,500 shares                                           (51)                --                   (51)
                                                                               -------------------------------------------------
      Total Stockholder's Equity                                                  2,035                 --                 2,035
                                                                               -------------------------------------------------

Total Liabilities and Stockholders' Equity                                     $  3,723           $    (56)             $  3,667
                                                                               =================================================

                      MARK HOLDINGS, INC. AND SUBSIDIARIES
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (Unaudited)


The pro forma adjustments reflect the sale of the assets and the assumption of liabilities of the Mark Correctional division and certain related transactions are as follows:

1)       To record the $500,000 cash due at closing.

2)       To record the 36 month receivable balance due from Rite-Way.
         The note balance, for purposes of this pro forma balance sheet, was computed as follows:

               Net book value of net assets sold          $2,024,000
               Cash down payment                             500,000
                                                         -----------
               Note balance                                1,524,000
               Current portion                               508,000
                                                         -----------
               Non-current portion                        $1,016,000
                                                         ===========

3) To record the $1,000,000 short term promissory note receivable from Rite-Way.

4) To record the sale of assets and assumption of liabilities of Mark Correctional to Rite-Way.

5) To record the deferred gain on the sale of the assets of Mark Correctional to Rite-Way.

                      MARK HOLDINGS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
          YEAR ENDED JUNE 30, 2001 AND NINE MONTHS ENDED MARCH 31, 2002
                                   (Unaudited)


The following unaudited pro forma consolidated statements of operations for the year ended June 30, 2001 and the nine months ended March 31, 2002 are presented as if the proposed sale of assets and assumption of liabilities of the Mark Correctional division to Rite-Way occurred on July 1, 2000 and July 1, 2001, respectively. The pro forma assumes the proceeds of the sale are as follows: (i) cash down payment of $500,000 (ii) $1,524,000 8% note receivable (computed the net asset value at March 31, 2002 ($2,024,000) less the $500,000 cash down payment), payable in 36 equal monthly installments plus interest at 8% per annum) and (iii) $1,000,000 8% short term promissory note receivable payable within 90 days of closing. The transaction will be recorded as a sale, and the resulting gain will be deferred pending collection of the outstanding notes receivable. These statements of operations do not purport to be indicative of the results of operations that actually would have resulted had the transaction noted above had been consummated as of the dates noted above. The pro forma consolidated statements of operations should be read in conjunction with the notes thereto.

                      Mark Holdings, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                 (in thousands, except share and per share data)
                        For The Year Ended June 30, 2001
                                   (Unaudited)

                                                                                                  Pro Forma
                                                                         Historical              Adjustments             Pro Forma
                                                                         ----------              -----------             ---------
Revenues                                                                 $     8,772           $    (8,772)(1)          $        --
                                                                         ----------------------------------------------------------

Costs and expenses:
   Cost of Sales                                                               5,762                (5,762)(1)                   --
   General and administrative expenses                                         2,328                (1,514)(1)                  814
   Marketing costs                                                               424                  (424)(1)                   --
   Litigation settlement                                                          98                   (98)(2)                   --
                                                                         ----------------------------------------------------------
     Total Costs and Expenses                                                  8,612                (7,798)                     814
                                                                         ----------------------------------------------------------

Operating income (loss)                                                          160                  (974)                    (814)

Other Income (Expenses):
       Interest Income                                                            17                   122 (3)                  139
       Interest expense                                                         (231)                                          (231)
                                                                         ----------------------------------------------------------
           Total Other Expenses                                                 (214)                  122                      (92)
                                                                         ----------------------------------------------------------

 Loss from continuing operations                                         $       (54)          $      (852)             $      (906)
                                                                         ==========================================================

Basic Loss per Share
   Loss per share from continuing operations                             $     (0.01)          $     (0.10)             $     (0.11)

Weighted average Number of Basic Shares Outstanding                        8,266,676             8,266,676                8,266,676
                                                                         ==========================================================

                      Mark Holdings, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                 (in thousands, except share and per share data)
                    For The Nine Months Ended March 31, 2002
                                   (Unaudited)

                                                                                                  Pro Forma
                                                                         Historical              Adjustments             Pro Forma
                                                                         ----------              -----------             ---------
Revenues                                                                 $     9,626           $    (9,626)(1)          $        --
                                                                         ----------------------------------------------------------

Costs and expenses:
   Cost of Sales                                                               6,783                (6,783)(1)                   --
   General and administrative expenses                                         1,623                  (872)(2)                  751
   Marketing costs                                                               363                  (363)(2)                   --
                                                                         ----------------------------------------------------------
     Total Costs and Expenses                                                  8,769                (8,018)                     751
                                                                         ----------------------------------------------------------

Operating income (loss)                                                          857                (1,608)                    (751)

Other Income (Expenses):
       Interest Income                                                            22                    97 (3)                  119
       Interest expense                                                          (51)                   --                      (51)
                                                                         ----------------------------------------------------------
           Total Other Expenses                                                  (29)                   97                       68
                                                                         ----------------------------------------------------------

Income (Loss) from continuing operations                                 $       828           $    (1,511)             $      (683)
                                                                         ==========================================================

Basic Income (loss) per Share
Income (loss) per share from continuing operations                       $      0.09           $     (0.16)             $     (0.07)

Weighted average Number of Basic Shares Outstanding                        9,697,106             9,697,106                9,697,106
                                                                         ==========================================================

                      MARK HOLDINGS, INC. AND SUBSIDIARIES
            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
          YEAR ENDED JUNE 30, 2001 AND NINE MONTHS ENDED MARCH 31, 2002
                                   (Unaudited)


The pro forma adjustments to reflect the sale are as follows:

(1) To record elimination of revenues and cost of sales in connection with exit from modular cell activity.

(2) To record estimated reduction in general and administrative, marketing costs, and litigation settlement expenses in connection with exit from modular cell activity.

(3) To record 8% interest income on (i) 36 month note receivable with initial balance of $1,524,000 and (ii) 90 day short term promissory note of $1,000,000.

                           TOTAL SHAREHOLDER RETURNS


                              [LINE CHART OMITTED]

                                  Base                                 Years Ending
                                  Period
Company / Index                   Jun96     Jun97      Jun98     Jun99     Jun00     Jun01
-------------------------------------------------------------------------------------------
MARK HOLDINGS INC ........          100       39.42     15.87    10.94      4.81     0.17
S&P SMALLCAP 600
INDEX ....................          100      121.69    145.37   142.01    162.44   180.49
SP600 STEEL ..............          100       92.53    114.83    79.67     58.04    79.55

The foregoing figures and graph were furnished by Standard & Poor's Compustat, a division of the McGraw-Hill Companies.

         The Board of Directors recommends that the stockholders vote "FOR" the approval of the sale of the assets of Mark Correctional to Rite-Way (Item No. 1 on the proxy card).

                                 PROPOSAL NO. 2

         APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK WHICH THE COMPANY SHALL HAVE THE AUTHORITY TO ISSUE FROM 50,000,000 SHARES, PAR VALUE $.01 PER SHARE TO 100,000,000 SHARES PAR VALUE $.01 PER SHARE.

         The Board of Directors proposes an increase in the authorized shares of Common Stock which the Company shall have the authority to issue from 50,000,000 shares of Common Stock, par value $.01 per share to 100,000,000 shares, par value $.01 per share

         The Company currently has 50,000,000 share of Common Stock authorized of which 9,714,606 shares are issued and outstanding. In addition, the Company has reserved 1,119,500 additional shares for issuance upon exercise of outstanding options.

         Management believes that it is in the best interests of the Company to increase the authorized shares. If the Asset Sale is approved by our stockholders, we intend to acquire another business or merge with another company. By increasing the authorized shares at this time we will have sufficient shares available for any future acquisition or merger and for any other proper corporate purpose. Management believes that this is the proper time to approve the amendment in order that we will be in a position to pursue an acquisition strategy without the need to seek shareholder approval at a later date. Other than the Company's first right of refusal to acquire or merge with Globalitronix, there are no other written understandings at this time for the issuance of additional shares, although the Company is in preliminary discussions with other companies about a possible acquisition.

         Pursuant to Delaware corporation law the approval of a majority of the shareholders entitled to vote is necessary to approve an amendment to our certificate of incorporation.

         THE BOARD OF DIRECTORS DEEMS THAT AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 50,000,000 TO 100,000,000 IS IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" ITS APPROVAL. (Item no.2 on the Proxy Card.)

                                 PROPOSAL NO. 3

                              ELECTION OF DIRECTORS

General Information


         Our Bylaws provide for a Board of Directors of not less than three (3) members and not more than nine (9) members. Your Board of Directors currently consists of four (4) members. At the current time, Board Members receive $2,000 for each Board Meeting attended. During the fiscal year ended June 30, 2001 our Board met nine times. During the current fiscal year which ends June 30, 2002 our Board met four times. No director has attended fewer than 75% of those Director's Meetings or Meetings of any committees on which he serves.

         In view of the fact that two of our present directors have indicated that they do not wish to stand for re-election, at the Annual meeting three (3) members will be elected to serve until the 2002 Annual Meeting of Stockholders and until their successors have been elected and qualified. Vacancies which occur during the year may be filled by our Board of Directors and any directors so appointed must stand for re-election at our next annual meeting. Mr. William Westerhoff and Richard Branca, have indicated they will not stand for re-election. Both of these individuals have served as directors since 1992, and have decided that because of other commitments they do not wish to stand for re-election. The Company is extremely grateful for their past services and dedication. The other current directors nominated for re-election are Mr. Carl Coppola and Ronald E. Olszowy. A new proposed director, William DeMarco, has been nominated to serve. Accordingly, the new Board of Directors, if elected, will consist of only three (3) directors.

                       Directors and Executive Officers


     Name                            Age           Capacity
     Carl Coppola(1)                 62            Chairman, President
                                                   and Chief Executive
                                                   Officer
     Ronald Olszowy (2)              55            Director
     William DeMarco                 55            Nominated as a
                                                   Director
     Richard Branca (2)              53            Director
     William Westerhoff (1) (2)      65            Director
     Michael J. Rosenberg            58            Executive Vice-
                                                   President

         (1) Messrs. Coppola and Westerhoff serve on Mark's Compensation Committee.
         (2)      Messrs. Olszowy, Branca and Westerhoff serve on the Audit
                  Committee.

         The biographies of the directors and executive officers are as follows:

         Carl Coppola has served as Mark's President and Chief Executive officer since founding the Company in 1984. Mr. Coppola has also been Chief Executive Officer of Mark Lighting Fixture Co., Inc. for the last thirty years. Mark Lighting is engaged in the manufacture of lighting fixtures primarily for industrial use.

         Ronald E. Olszowy has served as a Director of Mark since November 1992. Since 1996, Mr. Olszowy has been the President and Chief Executive Officer of Nationwide Bail Bonds, which provides bail, performance and fidelity bonds. Mr. Olszowy has also been President of Interstate Insurance Agency since 1980.

         William DeMarco. William DeMarco has been a practicing attorney in the State of New Jersey since 1971. He specializes in civil and criminal litigation in both federal and New Jersey State Courts. He is a member of both the Federal and New Jersey State Bar Association.

         Richard Branca has been a Director of Mark since November 1992. Since 1970, Mr. Branca has served as President and Chief Executive Officer of Bergen Engineering Co., a construction company. Mr. Branca has decided not to stand for re-election because of other personal commitments.

         William Westerhoff has been a Director of Mark since November 1992. Since June 1992, Mr. Westerhoff has been retired. Prior to 1992 and for more than five years, Mr. Westerhoff was a partner of Sax, Macy, Fromm & Co., certified public accountants with offices in New Jersey. Mr. Westerhoff has decided not to stand for re-election because of other personal commitments.


         Michael J. Rosenberg has been employed by Mark since 1990. Prior to that time he was employed by Selby Drug Company, In 1998, Mr. Rosenberg was appointed Executive Vice President in charge of the Mark Correctional division. Mr. Rosenberg reports directly to Mr. Coppola. If the Asset Sale is consummated, Mr. Rosenberg will tender his resignation from the Company.


         The Audit Committee


         The Audit Committee has reviewed the audited financial statements for the Fiscal Year Ended June 30, 2001 and discussed the audited financial statements with management. The Audit Committee also received a letter from the independent auditors as required by Independence Standards Board Standard No. 1. As a result of the Audit Committee's review of the audited statements for the Fiscal Year Ended June 30, 2001, the Audit Committee recommended to the Directors that the aforementioned audited statements be included for filing on Form 10-K. The Audit Committee has not as yet adopted a charter.

Audit Fees

         Holtz Rubenstein has billed the Company $70,400 for professional services rendered in connection with the audit for June 30, 2001 and an additional $8,500 for review of our interim financial statements included in the Forms 10-Q for the year then ended.

         Holtz Rubenstein & Co. LLP has not rendered services to the Company pertaining to Financial Information Systems Designer and Implementation.

         Holtz Rubenstein & Co. LLP has rendered other services to the Company in the amount of $22,100.


         SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND
MANAGEMENT

         The following tabulation shows the security ownership as of May 15, 2002, of (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each Director and Officer of the Company and (iii) all Directors and Officers as a group.

--------------------------------------------------------------------------------
Name and Address                Number of Shares         Percent of Common Stock
                                Beneficial Owner
--------------------------------------------------------------------------------
Carl C. Coppola                    709,276(1)                    7.0%
c/o Mark Holdings, Inc.
1135 Clifton Avenue
Clifton, NJ 07013
--------------------------------------------------------------------------------
William Westerhoff                 184,300(2)                    1.9%
c/o Mark Holdings, Inc.
--------------------------------------------------------------------------------
Richard Branca                     225,016(3)                    2.3%
c/o Mark Holdings, Inc.
--------------------------------------------------------------------------------
Michael Rosenberg                  92,225(4)                     0.9%
c/o Mark Holdings, Inc.
--------------------------------------------------------------------------------
Ronald E. Olszowy                  196,800(2)                    2.0%
c/o Mark Holdings, Inc.
--------------------------------------------------------------------------------
All executive officers and         1,407,617                     13.1%
directors as a group (5
persons)
--------------------------------------------------------------------------------

         (1) Includes 15,800 shares held in trust for the benefit of three children of Mr. Coppola. Mr. Coppola disclaims beneficial ownership of these shares. Also includes 359,300 shares of Common Stock issuable pursuant to options that are presently exercisable.
         (2)      Represents or includes 184,300 shares of Common Stock issuable pursuant to options which are presently exercisable.
         (3)      Represents or includes 208,766 shares of Common Stock issuable pursuant to options which are presently exercisable.
         (4)      Includes 62,500 shares issuable pursuant to options which are presently exercisable.

Compliance with Section 16(a) of the Securities Exchange Act of 1934


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers, directors and beneficial owners of more than ten percent of a company's common stock to file reports of ownership and changes in their ownership of equity securities with the Securities and Exchange Commission. Based solely on a review of the reports and representations furnished to us, it appears that Mr. Coppola, Mr. Branca, Mr. Olszowy and Mr. Westerhoff were late in filing reports which were due before the end of the June 30, 2001, Fiscal Year. In October, 2001. Mr. Coppola, Mr. Branca, Mr. Olszowy and Mr. Westerhoff have filed a Form 4 and Form 5 relating to the issuance by the Company in March 2001 of five year options entitling each person to purchase 150,000 shares of the Company's Common Stock at an exercise price of $.08 per share. In addition, Mr. Coppola's Form 4 and Form 5 also reflected the granting of an option by the Company to purchase 50,000 shares of the Company's Common Stock at an exercise price of $1.00 a share. These options were issued in July, 2000. Accordingly, Mr. Branca, Mr. Olszowy and Mr. Westerhoff were late in filing one report and Mr. Coppola was late in filing two reports. At the current time, the aforementioned individuals are current in their filings.

         Summary Compensation Table

                  The following table sets forth the aggregate cash compensation paid for services rendered to the Company during each of the Company's last three fiscal years by all individuals who served as the Company's Chief Executive Officer and the Company's most highly compensated executive officers.

-----------------------------------------------------------------------------------------------------------------------
                                         Annual                                  Long Term
                                         Compensation                            Compensation
-----------------------------------------------------------------------------------------------------------------------
Name and             Year                Salary ($)          Bonus ($)           Other Annual         Restricted
Principal                                                                        Compensation        Stock Awards
Position
-----------------------------------------------------------------------------------------------------------------------
Carl Coppola,        2001                $ 199,992            --                  $ 29,999(1)           --
President and        2000                  199,992            --                  --                    --
CEO                  1999                  200,000            --                  --                    --
-----------------------------------------------------------------------------------------------------------------------
Michael              2001                $197,500             --                  $108,074(1)           --
Rosenberg,           2000                 161,154             --                  --                    --
Executive            1999                 122,892             --                  --                    --
Vice
President
-----------------------------------------------------------------------------------------------------------------------

         (1) Represents accrued vacation time earned but not used.

Employment Agreements

Pursuant to an employment agreement expiring on December 31, 2002, Mr. Coppola receives an annual base salary of $200,000 and was granted three-year options to purchase 50,000 shares of Common Stock at an exercise price of $1.00, and 150,000 shares at an exercise price of $.08. In addition, Mr. Coppola is entitled to reimbursement of expenses not to exceed $15,000 annually and is provided with an automobile and maintenance and use reimbursement by us. Mr. Coppola's employment is terminable by us upon 90 days written notice and provides for a two-year non- compete period to take effect upon termination.

We had a three-year employment agreement with Mr. Rosenberg which expired on December 1, 2001. A renewal of the contract has not as yet been formalized. At the present time Mr. Rosenberg receives an annual salary of $200,000. In addition, we provide Mr. Rosenberg with an automobile and maintenance and use reimbursement. Until Mr. Rosenberg signs a new agreement, his employment by us is terminable at will.

Option/SAR Grant Table

The table below sets forth the following information with respect to options granted to the named executive during the Fiscal Year Ended June 30, 2001, and the potential realizable value of such option grants (1) the number of shares of Common Stock underlying options granted during the year; (2) the percentage that such options represent of all options granted to employees during the year; and
(3) the exercise price.

-----------------------------------------------------------------------------------------------------------------------
                                                                                           Potential Realizable
                                                                                           Value
                                                                                           at Assumed Annual Rates
                                                                                           of Stock price
                                                                                           Appreciation for Option
                                 Individual Grants                                         Term (1)
-----------------------------------------------------------------------------------------------------------------------
Name               Options           % of Total        Exercise          Expiration        5%                10%
                   Granted           Options           Price             Date
                   (#)(2)            Granted to        ($/Sh)
                                     Employees
                                     in Fiscal
                                     Year
-----------------------------------------------------------------------------------------------------------------------
Carl               50,000            7.7%              1.00              7/14/03           $8,275            $16,551
Coppola,
CEO
-----------------------------------------------------------------------------------------------------------------------
Carl               150,000           23.1%             $.08              3/2/06            $1,892            $3,783
Coppola,
CEO
-----------------------------------------------------------------------------------------------------------------------

         (1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or differences in vesting periods.

         (2) The option exercise prices of $1.00 and $.08 per share are the closing sale prices on date of the option grants.

Aggregated Option/SAR Exercises and Values for the Fiscal Year Ended June 30, 2001.


-----------------------------------------------------------------------------------------------------------------------
Name                     Shares                Value Realized ($)          Number of               Value of
                         Acquired on                                       Securities              Unexercised In-
                         Exercise (#)                                      Underlying              the-Money
                                                                           Unexercised             Options At
                                                                           Options                 Fiscal Year End
                                                                                                   ($)
                                                                                                   Exercisable/
                                                                                                   Unexcercisable
-----------------------------------------------------------------------------------------------------------------------
Carl Coppola,            -0-                   -0-                         200,000                 -0-
CEO
-----------------------------------------------------------------------------------------------------------------------


Certain Relationships and Related Transactions

         We purchase lighting fixtures, fabricating services and other related services from Mark Lighting Fixtures Co., Inc. ("Mark Lighting"), a company wholly owned by Carl Coppola, our President and Chief Executive Officer. For the fiscal year ended June 30, 2001, we paid Mark Lighting $239,000 for such goods and services.

         In the past, in connection with specific modular steel cell projects which require performance bonds, Mr. Coppola has provided such third party guarantees. There are no guarantees currently outstanding.

         In October 1999, Mr. Coppola made a loan to us in the amount of $100,000. In December 2000, Mr. Coppola made an additional loan to us of $137,000 and was repaid $140,000 in April 2001. The remaining $97,000 was paid to Mr. Coppola in December, 2001.

         As previously discussed, Rite-Way, which is about to enter into the Asset Purchase Agreement, is owned and controlled by Michael Rosenberg, who is presently the Executive Vice President of our Company. Mr. Rosenberg has been employed with the Company for more than twelve years and for the last four years has run the day-to-day operations of Mark Correctional. The prospective Asset Sale has been negotiated at arm's length and the Directors are of the opinion that the consideration to be paid by Rite-Way is consistent with the Valuation of the Mark Correctional Division. Mr. Rosenberg believes that he will be able to operate the business at a profit because he will not have the added expenses of a publicly held company. There can be no assurances that Mr. Rosenberg will be successful and in the event of a default in any of the installment payments we could be burdened with the assets as a result of our repossessing them. Should this happen, there can be no assurance that we will be able to thereafter sell the assets at their fair market value.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES (ITEM 3 ON THE PROXY CARD).

                                 PROPOSAL NO. 4

          RATIFICATION OF THE APPOINTMENT OF HOLTZ RUBENSTEIN & CO, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDED JUNE 30, 2002.

         The Company has used the services of Holtz Rubenstein & Co., LLP as its auditors for the last three years. The Board of Directors has approved the retention of Holtz Rubenstein & Co., LLP as the Company's independent accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2002. A representative of Holtz Rubenstein & Co, LLP will be present at The Annual Meeting. The representative will not make any statements but will be available to respond to any appropriate questions from shareholders.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF HOLTZ RUBENSTEIN & CO., LLP AS
INDEPENDENT ACCOUNTANTS.

         Proposals of Stockholders


         Stockholders of the Company who intend to present a proposal for action at the 2002 Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than July 15, 2002, for such proposal to be included in the Company's proxy statement. We will consider only proposals meeting the requirements of applicable federal securities laws and the Securities and Exchange Commission Rules promulgated thereunder.


         Expense of Solicitation

         The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this Proxy Statement. The Company estimates that the total costs including printing and mailing will amount to approximately $18,000. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

         Annual Report and Quarterly Report to Stockholders


         The Company's annual report on Form 10-K for the Fiscal Year Ended June 30, 2001 and the Company's quarterly report on Form 10-Q for the nine months ended March 31, 2002 are being mailed to stockholders along with this Proxy.

         Return of Proxy

         The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend this meeting, please sign the enclosed proxy and return it in the enclosed envelope.

                                                   BY ORDER OF THE BOARD
                                                   OF DIRECTORS

                                                   Carl Coppola, Chairman
                                                   Clifton, New Jersey

                                                   June 20, 2002




                                       34
<

                                   Exhibit I
                            ASSET PURCHASE AGREEMENT

                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement is dated as of___________, 2002, by and between Rite-Way of New Jersey, a New Jersey corporation ("Purchaser" or "Buyer"); and Mark Solutions, Inc., a Delaware Corporation ("Seller").

                                    RECITALS

         Through Mark Correctional Systems, a wholly owned and unincorporated division ("the Division"), the Seller owns, manages and operates a business engaged in the development, manufacture and distribution of modular steel jail cells for placement in correctional facilities.

         Seller desires to sell to Purchaser, and Purchaser desires to buy from Seller, substantially all of the Assets (as defined below) of the Division subject to the assumption of certain liabilities of the Division on the terms and further subject to the conditions hereinafter set forth.

         In consideration of the premises and covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                    ARTICLE 1
                                  DEFINITIONS

         1.1 List of Definitions. As used in this Agreement and in any amendments, exhibits or schedules hereto, the following capitalized terms shall have the following meanings, unless otherwise defined therein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Agreement" shall mean this Asset Purchase Agreement, including the Exhibits and Schedules hereto, as the same from time to time may be amended, supplemented, modified or waived in writing.

                  "Assets" shall mean all assets owned by Seller (or in any case in which Seller has some form of property interest less than ownership of such property interest), as they relate to the Division including, but not limited to all assets identified in Schedule 1.1 hereto.

                  "Business" shall have the meaning set forth in the Recitals to this Agreement.


                  "Litigation" shall have the meaning set forth in ss.5.9 hereof.

                                                       Asset Purchase Agreement
                                                                         Page 2

                  "Closing" shall refer to the closing to be held pursuant to
Article 4 hereof.

                  "Closing Date" shall mean the date on which the Closing shall occur, which shall be June 1, 2002, subject to reasonable extension by either Party but in no event shall the Closing Date be later than July 31, 2002.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974 amended to date.

                  "Excluded Assets" shall mean cash and cash equivalents maintained by Seller as of the date of Closing subject to adjustment all as set forth in ss.3.1(c) hereof.

                  "Included Liabilities" shall have the meanings set forth in ss.2.2.

                  "Exhibits" shall refer to the exhibits attached to this Agreement. Such exhibits are hereby incorporated in this Agreement and made a part hereof by this reference, and may be referred to in related instruments or documents without being attached thereto.

                  "Financial Statements" shall mean the audited balance sheet and statements of income, cash flow and retained earnings of Seller for the fiscal year ended June 30, 2001 and the unaudited balance sheet and statements of income, cash flow and retained earnings of Seller for the six month period ending December 31, 2001.

                  "Indemnitee" shall meaning set forth in ss.13.6 hereof.

                  "Indemnitor" shall have the meaning set forth in ss.13.6 hereof.

                  "Information" shall have the meaning set forth in ss.8.3 hereof.

                  "IRS" shall mean the Internal Revenue Service.

                  "Licences" shall have the meaning set forth in ss.5.13 hereof.

                  "Liquidated Damage Amount" shall have the meaning set forth in ss.11.3 hereof.

                  "Liabilities" shall mean those liabilities identified in
Schedule 2.2.

                                                       Asset Purchase Agreement
                                                                         Page 3

                  "Losses" shall have the meaning set forth in ss.13.1 hereof.

                  "Net Book Value" shall mean the value of the Assets to be transferred to Purchaser at the time of the closing less the liabilities to be assumed at closing by the Purchaser.

                  "Party" or "Parties" shall mean Purchaser and/or Seller.

                  "Purchase Price" shall mean the aggregate consideration to be paid by Purchaser to Seller for the transfer of the Assets.

                  "Purchaser's Litigation" shall have the meaning set forth in ss.7.3 hereof.

                  "Seller's Litigation" shall have the meaning set forth in ss.5.9 hereof.

                  "Seller's Schedules" shall refer to the schedules referred to in Article 5 hereof. Such schedules are hereby incorporated in this Agreement whether or not attached hereto.

                  "Taxes" shall have the meaning set forth in ss.13.9 hereof.

                  "Trademark Rights" shall have the meaning set forth in ss.5.14 hereof.

                  "Premises" shall have the meaning of the building and property presently utilized and occupied by Mark Correction Systems located at 150 Pacific Ave., Jersey City, NJ 07304.

         1.2 Other Terms. It is acknowledged that certain other terms are defined elsewhere in this Agreement. Such terms shall have meanings so given to them in this Agreement and in any amendments, exhibits or schedules hereto unless otherwise defined therein or unless the definition so provided is expressly limited to a Section or Article of this Agreement.

         1.3 Variation of Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

                                                       Asset Purchase Agreement
                                                                         Page 4

                                    ARTICLE 2
                              TERMS OF ACQUISITION

         2.1      Sale and Transfer of Assets.

         (a) Upon the terms and subject to the conditions of this Agreement, at the Closing and effective as of the Closing Date, Seller agrees to sell, convey, transfer, assign and deliver to Purchaser, and Purchaser agrees to purchase from Seller, the Assets other than the Excluded Assets, all as more fully set forth in Schedule 2.(a).

         (b) At the Closing, Seller shall transfer the Assets other than the Excluded Assets by delivering a Bill of Sale substantially in the form of Exhibit A hereto.

         (c) Seller and Purchaser agree that all of the Assets shall be delivered to Purchaser, and Purchaser shall accept all of the foregoing, in "as is", "where is" condition on the Closing Date subject, however, to Sections 2.4 and 9.7 hereof.

         2.2 Assumption of Liabilities. Subject to the conditions set forth in paragraph (a) below, from and after the Closing Date, Buyer shall assume, pay, perform, and discharge all debts, obligations, contracts and liabilities of Seller as set forth in Schedule 2.2 hereof.

         (a) Exceptions. The following are excluded from the assumption of liabilities provided for in the preceding paragraph:

                  (i) Income Tax. Any liability for the payment of accrued and unpaid federal income taxes of Seller and up to the time of Closing but only as it applies to the activities of The Division.

                  (ii) Undisclosed liabilities. Buyer is not acquiring, directly or indirectly, any liability which is not fully disclosed to it. For purposes of this agreement, the liabilities disclosed to Buyer shall be those which are reflected in or reserved against Seller's balance sheets, books of accounts, and records, as well as contingent liabilities and pending claims all as more fully set forth on
                           Schedule 2.2 attached hereto and incorporated herein by reference.

         (b) Assurance. Seller warrants and represents that buyer will not at any time suffer any liability in respect of the foregoing liabilities not assumed by Buyer and shall indemnify and hold Buyer harmless from such liabilities.

                                                       Asset Purchase Agreement
                                                                         Page 5


         2.3 Further Assurances. Subject to the terms of this Agreement, each Party agrees that it will at any time and from time to time after the Closing Date, upon request, cooperate with the other by executing and delivering any additional documents and instruments and doing any and all such other things as may be reasonably required by the other to consummate or otherwise implement the transactions contemplated by this Agreement and shall indemnify and hold harmless Purchaser from such liabilities.

         2.4 Risk of Loss. Risk of loss or damage to the Assets by fire or other casualty shall be borne by Seller up to the time of the Closing and shall be borne by Purchaser after the Closing.

                                    ARTICLE 3
                               PURCHASE; PAYMENT

         3.1 Purchase of Assets. The Purchase Price for the Assets shall be Two Million Five Hundred Thousand Dollars ($2,500,000) (based on the assumption that the net asset value received is no less than $2,500,000. If the net asset value is less than $2,500,000 on, then the purchase price shall be reduced by $1 for every dollar that the net asset value is below $2,500,000. To the extent of the diminution in price, the note provided for in (b) shall be diminished in the same amount. Based on the assumption that the purchase price is $2,500,000, the purchase price shall be payable as follows:

         (a) Five Hundred Thousand Dollars ($500,000) to be paid, at the discretion of Purchaser, by certified check or wire transfer at the Closing;

         (b) Two Million Dollars ($2,000,000) to be paid by Purchaser in equal monthly installments over a period of three (3) years which shall include interest at eight percent (8%) per annum with a grace period of sixty (60) days and shall be evidenced by a promissory note in the form annexed hereto as Exhibit B and shall be secured by all of Buyer's Assets including a pledge if all of the issued and outstanding shares of Purchaser capital stock as collateral for such loan less $500,000 of accounts receivable pursuant to a Loan Agreement and Security Agreement in the form annexed hereto as Exhibit C.

         (c) The sum of $1,000,000 to be paid from the cash balances or cash equivalents as maintained by Mark Correctional at time of the closing after first deducting the sum of $400,000 to be allocated to Buyer ("Buyer's Allocation"). After deduction of Buyer's Allocation, Seller shall receive the remaining cash ("the Remainder") up to a maximum of $1,000,000. If the Remainder is less than $1,000,000, Buyer shall deliver to Seller at Closing a promissory note in the form annexed hereto as Exhibit D which note shall bear interest at eight percent (8%) per annum and shall be payable on or before 90 days after the closing ("the 90-Day Note") in an amount equal to $1,000,000 minus the Remainder. The "90 day note" shall be collateralized by all of the Buyer's assets less $500,000 of accounts receivables pursuant to the terms of a Loan Agreement and Security Agreement annexed hereto as Exhibit E. In addition, the 90 Day Note shall also be collateralized by a pledge of all of the issued and outstanding shares of Purchaser's capital stock as collateral for such loan.

                                                       Asset Purchase Agreement
                                                                         Page 6


         3.2 Allocation of Purchase Price. Each Party agrees (i) that the allocation of the Purchase Price among the Assets transferred under this Agreement shall be as set forth on Schedule 3.2; (ii) to jointly complete and separately file Form 8594 with its federal income tax return for the tax year in which the Closing Date occurs; and (iii) not to take a position on any income, transfer or gains tax return, before any governmental agency charged with the collection of any tax or in any judicial or administrative proceeding that is in any manner inconsistent with the terms of any such allocation without the written consent of the other Party which consent shall not be unreasonably withheld, conditioned or delayed.

                                    ARTICLE 4
                                    CLOSING

         4.1 Time; Place; Terms. The Closing will take place at 10:00 a.m. Eastern Standard Time on the Closing Date. The place of Closing will be at the offices of Seller's attorney, Winne, Banta, Rizzi, Hetherington & Basralian, P.C., 25 Main Street, Hackensack, New Jersey 07601 or at such other place as is agreeable to the parties. At the Closing (i) Seller shall sell, transfer, assign and deliver the Assets to Purchaser pursuant to Article 2 hereof; (ii) Purchaser shall deliver to Seller the Purchase Price and the notes for the balance of the purchase price; and (iii) the parties shall perform such other acts and execute and deliver such other documents which are contemplated to occur at the closing by this Agreement or the agreements and documents entered into in accordance herewith.

                                    ARTICLE 5
                     SELLER'S REPRESENTATIONS AND WARRANTIES

         Seller represents and warrants to Purchaser as follows:

         5.1 Organization and Qualification of Seller; Authorization of Agreement. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the authority to carry on the business in which it is engaged, to own and operate its properties, to execute and deliver this Agreement and any other agreements and documents to be entered into by it in connection with this Agreement and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and any other agreements to be entered into by Seller in connection with this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all requisite corporate action of Seller including by action of its Board of Directors and stockholders. This Agreement is and such other agreements will be valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws currently or hereafter in effect affecting the enforcement or creditors' rights generally and subject to general equity principles. All persons who have executed or will execute this Agreement and such other agreements on behalf of Seller have been or will be duly authorized to do so by all necessary corporate action of Seller.

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                                                       Asset Purchase Agreement
                                                                         Page 7

         5.2 No Breach; Consents. The execution, delivery and performance of this Agreement and such other agreements by Seller and the consummation of the transactions contemplated hereby and thereby will not (i) violate the Certificate of Incorporation or By-Laws of Seller; (ii) result in a breach of or default (or an event that with the passing of time and/or the giving of notice may become a breach or default) under any instrument or agreement to which Seller is a party or is bound or to which any of its property or assets are bound which breach or default is material to the Business or have a material adverse effect on the Assets taken as a whole; (iii) violate any judgment, order, injunction, decree or award against or binding upon Seller in; (iv) result in the creation of any material lien, charge or encumbrance upon the Assets; or (v) violate any law or regulation relating to Seller or the Assets. Except for the consents required as disclosed in Schedule 5.2 the execution, delivery and performance of this Agreement by Seller and the transfer of the Assets to Purchaser to Buyer will not require Seller to obtain any consent, approval or other action to avoid: the violation or breach of, or a default under any lease, commitment, note, indenture, mortgage, lien, instrument, plan, license, contract or agreement to which or any of its assets is subject, or giving to others any interests or rights, including rights of termination, acceleration or cancellation, in or with respect to the Business or any of the Assets, except where the failure to so obtain such consents, approvals and/or other actions would not, individually or in the aggregate, materially and adversely affect the Company's business, business prospects, financial condition or operations.

         5.3      Financial Statements and Business Records.

         (a)      Copies of the Financial Statements of Seller are attached as
                  Schedule 5.3. hereto. The Financial Statements are accurate in all material respects and fairly present the financial position, results of operations and changes in financial position of Seller for the periods described therein, were prepared in accordance with generally accepted accounting principles consistently applied, and have not been rendered materially inaccurate by events subsequent to the date thereof.

         (b) The books and records of Seller are in all material respects complete and correct and have been maintained in accordance with good business practices.

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                                                       Asset Purchase Agreement
                                                                         Page 8


         5.4 Absence of Undisclosed Liabilities. As of the date hereof, Seller has no indebtedness, obligations, commitments or liabilities, whether accrued, matured, absolute, contingent or otherwise, including without limitation warranty obligations, which are not reflected or provided for on the Financial Statements except for liabilities or obligations arising in the ordinary course of business which liabilities or obligations do not, individually or in the aggregate, materially affect the Business or the Assets.

         5.5 Absence of Material Changes. Since December 31, 2001, except as disclosed on Schedule 5.5, the Business has been operated in the ordinary course and there has not been any material adverse change in the condition (financial or otherwise) of Seller, the Business of the Assets including, but not limited to, the following:

         (a) Adverse change in the assets, properties, liabilities, condition, financial or otherwise, or prospects of Seller;

         (b) Event, either occurring or threatened, which is likely to adversely affect the Assets, Business or the financial condition or prospects of Seller;

         (c) Substantial expenditure or commitment by Seller for the acquisition of assets of any kind other than non-capital assets in the ordinary course of business.

         (d) Sale or other disposition of any asset owned or used by Seller (whether or not capitalized or expensed for tax or financial statement purposes), except in the ordinary course of the business of Seller;

         (e) Damage, destruction or loss materially and adversely affecting the Assets or the Business;

         (f) Addition of any new officer or employee of Seller, across-the-board increase in the rate or rates of salary or compensation of the employees or agents employed by Seller or any specific increase in the salary or compensation of any employee or agent employed by Seller, or any grant or award of any bonus or other incentive compensation;
         (g) Cancellation or notice of cancellation or surrender of, or any material change or change in coverage under, any policy of insurance (which has not been cured by payment of premium, procurement of an equivalent policy or otherwise) of Seller;

         (h) Contract or commitment, except in the ordinary course of business, and except for this Agreement;

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                                                       Asset Purchase Agreement
                                                                         Page 9


         (i) Acquisition, whether by merger or otherwise, by Seller of any shares, assets or business of any person, firm or corporation, or any commitment relating thereto;

         (j)      Borrowing of any funds by Seller;

         (k)      Loan or advance made by Seller to any party;

         (l) Guarantee by Seller of any liability of another persons firm, corporation or other entity;

         (m)      Lien on or with respect to any of the assets of Seller;

         (n) Waiver of any right of material value or cancellation of any indebtedness due to Seller which may have a material adverse effect on the Business or the Assets;

         (o) Any write-down of the value of any inventory or write-off as uncollectible of any notes, trade accounts or other receivables belonging to Seller;

         5.6 Taxes and Tax Returns. Seller has, to the best of its knowledge, duly and timely filed on the correct form all Federal, state and local information returns and tax returns affecting the Assets or the Business required to be filed by it (all such returns, being accurate and complete in all material respects) and, has duly and timely paid all Federal, state, local or foreign taxes (including, without limitation, income taxes, franchise taxes, sales and use taxes, real estate transfer and gains taxes), including, without limitation, penalties, fines, additions to tax and interest thereon which have been incurred by, imposed on or asserted against Seller, except for taxes and returns which (i) are not delinquent; or (ii) are being contested in good faith by appropriate proceedings (which proceedings have not been fully determined) with appropriate reserves and which taxes and returns are identified in Schedule 5.6.

         5.7 Title to and Use of Properties. Except as disclosed on Schedule
5.7. hereto, Seller has good and marketable title to the Assets and the Assets are not subject to any mortgage, pledge, lien, encumbrance or charge, except (i) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings (which proceedings have not been fully determined) with appropriate reserves and which Taxes are identified in Schedule 5.7; (ii) liens to be released prior to or simultaneously with the Closing; (iii) other liens and title defects (x) arising in the ordinary cost of business, (y) which in the aggregate do not materially and adversely affect the value of the Assets or the Business taken as a whole and (z) regarding which the purported lienor has taken no steps to enforce; and (vi) liens which are assumed by Buyer.

                                                       Asset Purchase Agreement
                                                                         Page 10

         5.8 Contracts and Other Agreements. Each contract or agreement (collectively, for purposes of this ss.5.8., an "agreement") entered into by Seller, and, to Seller's knowledge, each other agreement to which Seller was not an original party but which has been assigned to or assumed by Seller, is valid and enforceable by Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws currently or hereafter in effect affecting the enforcement of creditors' rights generally and subject to general equity principles and other laws of general applicability. Except as disclosed on Schedule 5.8. hereto, Seller has not received or given any written notice of any material default or breach by Seller of any such agreement, and to Seller's is not aware of any existing material default or breach of any agreement by Seller or any other party to any agreement, or any condition, event or act that with notice or lapse of time, or both, would constitute a material default or breach of an agreement.

         5.9 Litigation. Except as disclosed on Schedule 5.9 hereto (i) there are no judgments unsatisfied against Seller or consent decrees or injunctions to which Seller is subject; (ii) there is no action, suit, investigation, notice of violation, or other judicial, administrative proceeding or arbitration pending or, to Seller's knowledge threatened the result of which could have a material adverse effect on the Business or Assets taken as a whole; and (iii) there is no action, suit or proceeding pending or, to Seller's knowledge, threatened against or relating to Seller the Business or the Assets that either (x) questions the validity of this Agreement or any other agreement to be entered into by Seller in connection with this Agreement on or prior to the Closing Date, or (y) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by Seller under this Agreement or any such other agreement, which, in each such case, if adversely determined, would materially and adversely affect Seller's ability to perform this Agreement or any such other agreement (all such matters to be disclosed pursuant ss.5.9 to be referred to as "Seller's Litigation").

         5.10     Employees.

         (a) Except as set forth in Schedule 5.10 hereto, Seller is not party to any employment contract with any individual not terminable by Seller its successors or assigns on less than 30 days notice with or without cause.

         (b) No present or former employee of Seller has any claim against Seller (whether under federal or state law, under any employee agreement or otherwise) on account of or for (i) overtime pay, other than overtime pay for the current payroll period; (ii) wages or salaries, other than wages or salaries for the current payroll period; or (iii) vacations, time off or pay in lieu of vacation or time off, other than vacation or time off (or pay in lieu thereof) earned in the past twelve-month period.

         (c) To the best of Seller's knowledge, information and belief, there are no claims against Seller which any employee has as a result of his employment by Seller as of the date hereof, other than in the ordinary course of business and not involving more than $1,000 individually or $5,000 in the aggregate.

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                                                       Asset Purchase Agreement
                                                                        Page 11


         5.11     Employee Benefit Plans.

         (a) For purposes of this Section 5.11 the following terms have these meanings:

                  (i) "Qualified Pension Plan" means a plan or arrangement described in Section 3(2) of Title I of ERISA which is qualified under Code Section 401(a).

                  (ii) "Employee Welfare Benefit Plan" means a plan or arrangement as defined in Section 3(1) of ERISA.

                  (iii) "Non-Qualified Pension Plan" means a plan or arrangement defined in Section 3(2) of ERISA which is not qualified under Code Section 401(a).

                  (iv) "Non-ERISA Plan" means any plan, policy, program, arrangement or agreement, whether written or terminated; other than a Qualified Pension Plan, Employee Welfare Benefit Plan or Non-Qualified Pension Plan; including, but not limited to, any bonus or incentive plan, severance arrangement or plan, material fringe benefit arrangement or plan, personnel policy, vacation time, holiday pay, tool allowance, safety equipment allowance, sick leave, service award, company car, scholarships, relocating, patent award, stock options, restricted stock, stock bonus, tuition reimbursement, deferred bonus plan, salary reduction agreements, salary contributions, change-of-control agreements, employment agreements and consulting agreements with former employees, whether direct or indirect, which could result in the Purchaser or the Seller having any liability.

                  (v) "Welfare Plans" means, collectively, the Employee Welfare Benefit Plans listed on Schedule 5.11.

                  (vi) "Pension Plans" means, collectively, the Qualified Pension Plans listed on Schedule 5.11.

                  (vii) "Scheduled Plans" means, collectively, the Non-Qualified Pension Plans and Non-ERISA Plans listed on Schedule 5.11

                  (viii) "ERISA Affiliate" means any corporation or other Person which has ever been a member of the same controlled group (within the meaning of Code Section 414(b)) of corporations or other Persons as the Seller, or which is under common control (within the meaning of Code Section 414(c)) with the Seller, or any corporation or other Person which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with the Seller, or any corporation or other Person which is required to be aggregated with the Seller, pursuant to Code Section 414(o) or regulations promulgated thereunder.

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                                                       Asset Purchase Agreement
                                                                        Page 12


                  (ix) "Person" means and includes any corporation, individual, partnership, joint venture, trust, unincorporated organization, government or any department or agency thereof.

                  (x)      "Multiemployer Plan" means a plan as defined in
                           Section 3(37) of Title I of ERISA, Section 4001(a)
                           (3) of Title IV of ERISA and/or Code Section 414(f).

                  (xi) "Plans" means all Scheduled Plans, Pension Plans and Welfare Plans.

         (b) Except as disclosed in Schedule 5.11, with respect to all current and former employees and current and former independent contractors of the Seller and ERISA Affiliates, and the beneficiaries and dependents of such individuals, the Seller does not currently and has never maintained, contributed to, obligated itself contingently or otherwise to contribute to or to pay any benefits or grant rights under or with respect thereto or had any liability pursuant to any (i) Non-Qualified Pension Plan; (ii) Qualified Pension Plan; (iii) Non-ERISA Plan; or (iv) Employee Welfare Benefit Plan.

         (c) None of the Pension Plans is or has been subject to Part 3 of Subtitle B of Title I of ERISA, Code Section 412 and/or Title IV of ERISA or is or has been a Multiemployer Plan. The transactions contemplated by this Agreement will not cause any Pension Plan to become a Multiemployer Plan nor cause the Seller, on or after Closing to adopt a Multiemployer Plan. None of the Welfare Plans is or has been a "Multiple Employer Welfare Arrangement" as defined in Section 3(40) (A) of Title I of ERISA. No material liability has been incurred and is outstanding with respect to any Multiemployer Plan as a result of the complete or partial withdrawal by the Seller or any ERISA Affiliate from such Multiemployer Plan under Title IV of ERISA, nor has the Seller or any ERISA Affiliate been notified by any Multiemployer Plan that such Multiemployer Plan is currently in reorganization or insolvency under and within the meaning of Sections 4241 or 4245 of Title IV of ERISA or that such Multiemployer Plan intends to terminate or has terminated under Section 4041A of Title IV of ERISA. Neither the Seller nor an ERISA Affiliate has received notice to the effect that any Multiemployer Plan has any unfunded vested benefits within the meaning of Section 4213(c) of ERISA. The transactions contemplated by this Agreement shall not cause the Seller or any ERISA Affiliate to be subject to any material liability with respect to a Multiemployer Plan. The Seller has not been involved in a transaction described in Section 4204 of Title IV of ERISA.

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                                                       Asset Purchase Agreement
                                                                        Page 13

         (d) The Pension Plans have and do comply in all material respects with the applicable requirements of ERISA, meet the requirements of "qualified plans" under Code Section 401(a) and, to the extent required by law, each such Plan has received a favorable determination letter from the Internal Revenue Service to this effect. To the extent required by law, the Pension Plans have been or will be timely amended and filed with the Internal Revenue Service with respect to changes required by the Tax Reform Act of 1986, as amended, and are being and have been administered in compliance with the Tax Reform Act of 1986, as amended. The Welfare Plans and Nonqualified Pension Plans listed on Schedule 5.11 and related trusts, insurance contracts or other funding arrangements, if any, have and do comply in form and in operation with the requirements of ERISA and the Code. All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports and Summary Plan Descriptions) have been appropriately filed or distributed with respect to the Pension Plans, Welfare Plans and Nonqualified Pension Plans listed on
                  Schedule 5.11. The Seller and ERISA Affiliates have complied with all relevant requirements of Part 6 of Subtitle B of Title I of ERISA and Code Section 4980B, and any proposed or final regulations promulgated thereunder, with respect to the Welfare Plans. The Non-ERISA Plans listed on Schedule 5.11 have been properly adopted by the Seller or ERISA Affiliates, administered and operated in accordance with their terms and comply with applicable law.

         (e) With respect to each of the Pension Plans and the Welfare Plans, all required contributions have been made and the contributions for the accounting periods ending prior to the Closing Date and for the period commencing on the first day of the current accounting period to the Closing Date have been or shall be made or accrued prior to the Closing Date by the Seller and in accordance with the terms of the Plan and prior practice. With respect to the Pension Plans, no reportable event within the meaning of Section 4043 of Title IV of ERISA has occurred and no Pension Plan has been completely or partially terminated. With respect to the Pension Plans and Welfare Plans, there have been no prohibited transactions as defined in Section 406 of Title I of ERISA or Code Section 4975. With respect to the Pension Plans, Welfare Plans and Scheduled Plans, no claims with respect to the assets thereof (other than routine claims for benefits), or the assets of the Seller or an ERISA Affiliate if the Plan is unfunded, are pending or threatened, and the Seller, Seller, or ERISA Affiliates have or has no knowledge of any facts which would give rise to or could reasonably be expected to give rise to any such claims and neither the Seller or an ERISA Affiliate nor any of their directors, officers, employees or any other "fiduciary", as such term is defined in Section 3(21) of ERISA, has any liability for failure to comply with ERISA, the Code or any other law for any action or failure to act in connection with the administration or investment of such Plan. The most recent financial statement of the Seller recognizes, in accordance with generally accepted accounting principles and Statement of Financial Accounting Standards No. 106, material liabilities under the Welfare and Scheduled Plans that are not insured by fully paid, nonassessable insurance policies and to the best of the Seller's knowledge and the knowledge of any ERISA Affiliate, after due investigation, there are no other such material liabilities respecting which the Seller might be held liable. Any contribution made or accrued by the Seller with respect to any Pension Plan, Welfare Plan or Scheduled Plan is fully deductible for Federal income tax purposes by the Seller.

                                                       Asset Purchase Agreement
                                                                        Page 14

         (f) With respect to the Plans listed on Schedule 5.11, the Seller has furnished to the Purchaser (as applicable) true and complete copies of (i) the Plan documents; (ii) the most recent determination letters received from the Internal Revenue Service; (iii) Form 5500 Annual Report (including all schedules) for the three most recent Plan years; (iv) the actuarial and audited financial reports for the three most recent Plan years; (v) all related trust agreements, insurance contracts or other funding agreements, insurance contracts or other funding agreements which implement such Plans; and (vi) a copy of each and any general explanation or communication which was required to be distributed or otherwise provided to participants in such Plan which describes all or any relevant aspect of each Plan listed in Schedule 5.11, including any summary plan description, summary annual report and/or summary of material modifications, (vii) a description of any unwritten Plan listed on Schedule 5.1 as comprehended or maintained by the Seller or an ERISA Affiliate to the Closing or to which the Seller or an ERISA Affiliate contributes, including a description of eligibility or other relevant aspects of the obligation, and (viii) a copy of any and all rulings or notices, other than Internal Revenue Service determination letters, issued by any governmental agency with respect to such Plans. The Seller has furnished to the Purchaser a listing of all of the Seller's employees (including both active and inactive employees) retirees and any disabled employees on Schedule 5.1.

         (g) None of the transactions contemplated by this Agreement is a "prohibited transaction", as such term is defined in Section 406 of Title I of ERISA or in Code Section 4975 or adversely affects the qualified status of the Pension Plans under Code
                  Section 401(a).

                                                       Asset Purchase Agreement
                                                                        Page 15

         (h) Neither Seller, Seller nor any ERISA Affiliate has incurred any liability to the Internal Revenue Service and/or the Department of Labor with respect to any Plan which has not been satisfied in full and no condition exists which presents a material risk to the Seller of incurring such liability.

         5.12 Labor Matters. Seller is not a party to any collective bargaining agreement, except as set forth in Schedule 5.12. In addition:

         (a) Seller is in compliance in all material respects with all federal, state or other applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practices;

         (b) no unfair labor practice complaint or other labor_related claim or charge against Seller is pending before the National Labor Relations Board or any other federal, state or local agencies;

         (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or involving Seller;

         (d) to Seller's knowledge there are no organization efforts presently being made involving Seller or any of its employees;

         (e) there are no material controversies expressly asserted or threatened, between Seller and any of its employees; and

         (f) there has not been, and to the best knowledge, information and belief of Seller, there will not be, any material adverse change in relations between Seller and any of its employees as result of any announcement of the transactions contemplated by this Agreement. No severance pay liability of Seller will result solely from the consummation of the transactions contemplated herein, nor will any employee receive any payments as an employee from Seller as a result of the transactions contemplated herein.

         5.13 Licenses. Seller has all licenses, authorizations, rights, privileges and permits under the laws and regulations of the United States, or any state or local subdivision thereof, (collectively, "Licenses") necessary or advisable for the current operation of the Business and the ownership of the Assets, (except where the failure to have such license, authorization, right, privilege or permit would not, individually or in the aggregate materially and adversely affect the Business or the Assets). All of the Licenses are currently in force. The Licenses are identified in Schedule 5.13 and except as indicated therein, are all transferable to the Purchaser on terms set forth therein.

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                                                       Asset Purchase Agreement
                                                                        Page 16

         5.14 Patents, Trademarks, Etc. No material impediment exists to Seller's exclusive ownership of or to the validity of all of the United States and foreign patents, patent licenses, trade names, trademarks, service marks, brandmarks, brand names, copyrights, or licenses (whether granted to or by Seller) applications therefor, or interests therein (herein collectively referred to as "Trademark Rights") owned by Seller. Seller owns all Trademark Rights (including the right to use the trademark Mark Correctional Systems) necessary for its business as now being conducted and a description of all such Trademark Rights is contained in Schedule 5.14. Seller has not received any formal or informal notice of infringement or other complaint that Seller's operations violate or infringe rights under patents, patent licenses, trademarks, service marks, trade names, trade secrets, copyrights or licenses or other proprietary or trade rights of others, nor to the best of Seller's knowledge, is there any reason to believe that there are any reasonable grounds for any such notice or complaint. Seller has not formally or informally notified any other party of any infringement or other complaint to the effect that such party's operations violate or infringe Seller's Trademark Rights, nor to the best of Seller's knowledge, is there any reason to believe that any such infringement exists.

         5.15     Hazardous Materials.

         (a) Seller has duly complied with, and the Business and the Assets are in compliance in all material respects with, the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder.

         (b) Without limiting the representations made inss.5.13 Seller has been issued all required federal, state and local permits, licenses, certificates and approvals relating to (i) air emissions; (ii) discharges to surface water or ground water;
                  (iii) noise emissions; (iv) solid or liquid waste disposal;
                  (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous); or (vi) other environmental, health or safety matters. A true, accurate and complete list of all such permits, licenses, certificates or approvals is attached hereto as Schedule 5.15.

         (c) Seller has received no notice of, and neither knows of nor suspects, any fact(s) which might constitute an existing violation(s) of any federal, state or local environmental, health or safety laws, codes or ordinances and any rules or regulations promulgated thereunder which relate to the Business or the Assets.

         (d) Except in accordance with a valid governmental permit, license, certificate or approval listed in Schedule 5.15, there has been no emission, spill, release or discharge into or upon (i) the air; (ii) soils or any improvements located thereon; (iii) surface water or ground water; or (iv) the sewer, septic system or waste treatment, storage or disposal system in which the Assets are located and/or the Business is conducted, of any toxic or hazardous substances or wastes for which Seller might be held liable, and except as identified in
                  Schedule 5.15 the Assets do not constitute and are free of all such toxic or hazardous substances or wastes.

                                                       Asset Purchase Agreement
                                                                        Page 17

         (e) There has been no complaint, order, directive, claim, citation or notice by any governmental authority or any other person or entity which has not already been complied with, satisfied or settled affecting Seller, the Business or the Assets with respect to (i) air emissions, (ii) spills, releases or discharges to soils or any improvements located thereon, surface water, ground water or the sewer, septic system or waste treatment, storage or disposal systems; (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes or (vi) other environmental, health or safety matters (any of which is hereafter referred to as an "Environmental Complaint").

         5.16 Materiality. As used in this Agreement, unless the context would require otherwise, the term material shall be measured relative to the Business and all of the Assets of Seller being sold to Purchaser and the liabilities being assumed by Purchaser hereunder, as such Assets and Business are presently being maintained and conducted. Seller may, however, include in the Schedules items which are not material within the meaning of the immediately preceding sentence in order to avoid any misunderstandings, and such inclusion shall not be deemed to be an agreement by Seller that such items are material or to further define the meaning of such term for purposes of this Agreement.

         5.17 Disclosure Schedules. Any disclosure made for purposes of, and included in, any Seller's Schedule, pursuant to Article 5 or otherwise shall be deemed made and disclosed to Purchaser for purposes of all representations and warranties made in this Agreement. The documents and information disclosed are complete and constitute all of the documents and information required to be disclosed pursuant to the provision calling for disclosure.

         5.18 Completeness of Representations and Warranties. The information relating to Seller contained in this Agreement and in the Seller's Schedules or other any document, certificate, exhibit, schedule or other writing expressly required to be furnished by Seller pursuant to this Agreement is true in all material respects, and no representation or warranty made by Seller in this Agreement or in any such document, certificate, exhibit, schedule or other writing, insofar as such representation or warranty pertains to Seller, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make such representation or warranty or any such statement not misleading.

                                                       Asset Purchase Agreement
                                                                        Page 18

         5.19 A copy of the existing lease covering the Jersey City premises has been provided to the Purchaser. The Seller represents that the lease is valid and in good standing and at closing will deliver the lease, the assignment thereof and security with the Landlord's consent pursuant to the terms of such lease. It is specifically agreed that the security shall not be adjusted at closing.


                                    ARTICLE 6
                       COVENANTS AND AGREEMENTS OF SELLER

         Seller covenants and agrees with Purchaser as follows:

         6.1 Purchaser's Right of Inspection. Prior to Closing, Seller shall permit Purchaser, and its counsel, accountants and other representatives reasonably acceptable to Seller, access, to the properties, contracts, books and records of Seller related to the Business and the Assets, and shall furnish to Purchaser all such information concerning the Assets and the Business that Purchaser may reasonably request. Without limiting the foregoing, Seller shall provide Purchaser with copies of all documents identified in Seller's Schedules as well as all documentation and information reasonably relating to the documents identified or information provided in Seller's Schedules. Purchaser acknowledges that its President has been running the day to day operations of Seller for the last 4 years and is thoroughly familiar with the operations and financial condition of the Business. Without limiting the foregoing, the Purchaser shall have the right to review the following:

         (a) a description of all real and personal property owned or leased by the Seller and designated as either owned or leased;

         (b) a listing of each item leased by the Seller having at the time of lease a useful life of one (1) year or more and an annual rental obligation of $3,000 or more, indicating the rental terms of each lease.

         (c) copies of all policies of insurance by which the Seller's properties, buildings, machinery, equipment, fixtures or other assets are insured as of the date thereof. With respect to such insurance, the Seller shall be deemed to represent and warrant to the Purchaser that the Seller has maintained insurance in coverage and amount customary for companies in its industry;

         (d) all guaranties or indemnities by the Seller of the obligations of others;

         (e) all employment agreements (not terminable by the Seller without liability on 30 days or less notice), executive compensation plans, incentive compensation plans, bonus plans, deferred compensation agreements, employee non-competition, confidentiality and/or secrecy agreements, employee pension plans or retirement plans, employee profit-sharing plans, employee stock purchase and stock option plans, group life insurance, hospitalization and dental insurance, disability insurance, clothing allowance program, service record award program, performance award program, tuition reimbursement program, savings plan, or other plans or arrangements providing for benefits for employees of the Seller;

                                                       Asset Purchase Agreement
                                                                        Page 19

         (f) all contracts or agreements pursuant to which the Seller has borrowed or agreed to borrow money;

         (g) all notes, indentures or instruments relating to or evidencing indebtedness of the Seller, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance in or on any of the Seller's property;

         (h) all contracts with any dealers, distributors, agents, salesmen, jobbers, advertisers, commissioned agents or sales representatives not terminable without liability to the Seller on 30 days or less notice;

         (i) all other contracts, series of contracts, leases, arrangements, understandings or agreements, other than contracts terminable by the Seller without liability on 30 days or less notice; and

         (j) purchase orders entered into in the ordinary course of business, which involve future payments, performance of services or the purchase or sale of goods and/or materials to or by the Seller, of an individual amount or value in excess of Five Thousand Dollars ($5,000);

         (k) the names and annual compensation rates of all employees of the Seller earning more than $100,000 in base salary and commissions and benefits description for said employees;

         (l) the names of all retired employees of the Seller who are receiving or are entitled to receive any unfunded death or disability, retirement, welfare benefit, medical benefit or termination payments not covered by any pension plan to which the Seller is a party, their ages and their current annual unfunded payment rates;

         (m) a list of all the Seller's bank accounts, certificates of deposit and other debt instruments issued by banks, governments or other obligors; and

                                                       Asset Purchase Agreement
                                                                        Page 20

         6.2 Covenants of Seller Pending the Closing. Seller agrees that from the date hereof to the Closing Date, Seller will satisfy the conditions precedent to the consummation of this transaction to be performed by it and, unless otherwise consented to in writing by Purchaser to:

         (a) Operate its business diligently in the usual, regular and ordinary course, consistent with past practice and so as to maintain the goodwill it now enjoys, to use its best efforts to preserve intact its present business organization, keep available the services of its present employees, and preserve its relationships with suppliers, customers and others having business dealings with it, and not make or institute any methods of management, accounting or operation materially inconsistent with past methods;

         (b) Maintain all its material property in customary repair, order and condition, reasonable wear and use excepted, and maintain its insurance policies in full force and effect;

         (c) Maintain its books of account and records in the Seller's usual, regular and ordinary manner, in accordance in all material respects with the Seller's past practices consistently applied;

         (d) Not enter into or amend or modify any employee benefit plans or arrangements or any contracts of employment with officers, directors or shareholders, or grant any increase (except for increases made in accordance with established compensation policies of the Seller applied on a basis consistent with past practice) in salaries, wages, commissions or benefits payable or to become payable to any officer, employee, agent or representative, or grant any bonuses to officers or employees, or agree to do any of the foregoing;

         (e) Not sell, dispose of, lease, or encumber any of its property or assets or engage in any activity or transaction, or agree to do any of the foregoing, except in the usual and ordinary course of business, or enter into, amend or terminate any material contracts, licenses or commitments, except contracts entered into, amended or terminated in the ordinary course of business;

         (f) Not borrow any funds or issue any evidences of indebtedness or agree to do any of the foregoing;

         (g) Confer on a reasonably frequent basis with Purchaser's representatives to report material matters concerning the business, operations and financial condition of the Seller and to promptly notify Purchaser of any material or extraordinary event concerning the Seller or any fact or information which, if known on the date hereof, would cause any of the representations and warranties in Article ___ to be materially false or incorrect.

                                                       Asset Purchase Agreement
                                                                        Page 21

         6.3 ISRA. Seller shall provide to Purchaser a No Further Action Letter ("NFA") from the New Jersey Department of Environmental Protection ("NJDEP") or its equivalent, no later than July 15, 2002. In the event Seller is unable to deliver a NFA or its equivalent to Purchaser by July 15, 2002, Purchaser may terminate this Contract of Sale in which event, the Deposit and all interest accrued thereon shall be returned to Purchaser, and neither party shall have any further liability to the other. Seller may terminate this Contract of Sale no later than June 15, 2002 in the event Seller determines that the cost to secure a NFA will exceed Fifty Thousand Dollars ($50,000.00).


         Seller shall have the absolute right, in its sole discretion, to select any remedial alternatives, including without limitation any Alternative Remediation Devices as defined below. Purchaser shall have no right to object to Seller's selection of any Alternative Remediation Devices unless Purchaser can establish that Seller's selection materially interferes with Purchaser's proposed use of the Premises. If Purchaser's objection is based on a claim that Seller's selection of an Alternative Remediation Devices will materially interfere with Purchaser's proposed use of the Premises, Purchaser shall present to Seller a written statement setting forth the specific basis for Purchaser's objection. Seller shall have a sixty (60) day period after receipt of that letter to evaluate the determination and make a submission to NJDEP to modify the remedial alternative or take other steps to overcome the objection. Purchaser agrees, by way of example, but not limitation, that it will accept a prohibition on groundwater use and limits on soil excavation that do not materially interfere with Purchaser's proposed use of the Premises. Purchaser shall have no right to object to or reject said NFA solely because the NFA contains conditions, including but not limited to a requirement for a Declaration of Environmental Restriction ("DER"), a Classification Exception Area ("CEA") or any other type control (collectively and individually referred to herein as "Alternative Remediation Devices") and whether or not the NFA includes a condition(s), including without limitation Alternative Remediation Devices that prevent Purchaser from developing or using the Premises for residential development so long as said condition does not materially interfere with Purchaser's proposed use of the Premises. In the event that Purchaser objects to Seller's remedial alternative because such alternative will materially interfere with Purchaser's proposed use of the Premises and Seller is unable to modify such remedial alternative, then Purchaser shall have the right to terminate this Contract of Sale and Seller shall return Purchaser's Deposit and any interest accrued thereon, and neither party shall have any further liability to the other, except as otherwise may be set forth in the Purchaser's Use and Occupancy Agreement, as defined herein.

         Notwithstanding anything to the contrary in this Section 6.3, if remediation relating to ISRA or obtaining an NFA encompasses or requires or actually causes Purchaser to be deprived whether in the future or otherwise of use and/or occupancy of the Premises for more than two (2) business days, then, at Purchaser's sole discretion, Purchaser may cancel this Agreement in which event, the deposit, or interest accrued thereon, shall be returned to the Purchaser and neither Party shall have any further liability to the other.

                                                       Asset Purchase Agreement
                                                                        Page 22

                                    ARTICLE 7
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Seller as follows:

         7.1 Organization and Qualification of Purchaser; Authorization of Agreement. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey with the full corporate power and authority to carry on the business in which it is engaged, to own and operate its properties and to execute and deliver this Agreement and any other agreements to be entered into by it in connection with this Agreement and to perform its obligations hereunder and thereunder (including, without limitation the issuance of the Stock Consideration). Purchaser is duly qualified and in good standing to transact business as a foreign corporation in each jurisdiction where the ownership or use of its property and the conduct of its business necessitates such qualification, except such jurisdiction, if any, in which the failure to be so qualified will not have a material adverse effect on its property or its business taken as a whole. The execution, delivery and performance of this Agreement and any other agreements to be entered into by Purchaser in connection with this Agreement and the consummation of the transactions contemplated hereby (including, but not limited to the issuance of the Stock Consideration) and thereby have been duly and validly authorized and approved by all requisite corporate action of Purchaser including by action of its Board of Directors and stockholders (to the extent required). This Agreement is and such other agreements will be valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws currently or hereafter in effect affecting the enforcement or creditors' rights generally and subject to general equity principles. All persons who have executed or will execute this Agreement and such other agreements on behalf of Purchaser have been or will be duly authorized to do so by all necessary corporate action of Purchaser.

         7.2 No Breach; Consents. The execution, delivery and performance of this Agreement and such other agreements by Purchaser and the consummation of the transactions contemplated hereby and thereby will not (i) violate the Certificate of Incorporation or By-Laws of Purchaser; (ii) result in a material breach of or material default under any instrument or agreement to which Purchaser is a party or is bound or to which any of its property or assets are bound which breach or default is material to the business or properties of Purchaser taken as a whole; (iii) violate any judgment, order, injunction, decree or award against or binding upon Purchaser in a way which would have a material adverse effect on the business or properties of Purchaser taken as a whole; (iv) result in the creation of any material lien, charge or encumbrance upon the material properties or assets of Purchaser; or (v) violate any law or regulation relating to Purchaser; (vi) Purchaser may enter into this Agreement and such other agreements contemplated hereby and perform its obligations hereunder and thereunder without the necessity of obtaining any consent from anyone, including any governmental authority.

                                                       Asset Purchase Agreement
                                                                        Page 23

         7.3 Litigation. There is no action, suit or proceeding pending or, to Purchaser's knowledge, threatened against or relating to Purchaser that (i) questions the validity of this Agreement or any other Agreement to be entered into by Purchaser in connection with this Agreement; or (ii) seeks to delay, prohibit or restrict in any manner any action taken or contemplated to be taken by Purchaser under this Agreement, which, in each case, if adversely determined, would materially and adversely affect Purchaser's ability to perform this Agreement or any such other agreement.

         7.4 Completeness of Representations and Warranties. The information relating to Purchaser contained in this Agreement and in any document, certificate, exhibit, schedule or other writing expressly required to be furnished by Purchaser pursuant to this Agreement is true in all material respects, and no representation or warranty made by Purchaser in this Agreement or in any such document, certificate, exhibit, schedule or other writing, insofar as such representation or warranty pertains to Purchaser, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make such representation or warranty or any such statement not misleading.

                                    ARTICLE 8
                             COVENANTS OF PURCHASER

         Purchaser covenants and agrees with Seller as follows:

         8.1 Covenants Pending Closing. Purchaser agrees that from the date hereof to the Closing Date, Purchaser will satisfy the conditions precedent to the consummation of this transaction

         8.2 Cooperation with Seller. Purchaser will cooperate with the Seller to the extent cooperation on the part of the Purchaser is reasonably needed to obtain the consents referred to in ss.5.2 of this Agreement.

         8.3 Labor and Employee Benefit Matters.

         (a) On the Closing Date, Purchaser, at its sole election, shall, in good faith, offer continued employment at will to those employees of Seller listed on Schedule 8.3. ("Transferred Employees"). Such employment shall be subject to whatever terms and conditions Purchaser deems appropriate; provided, however, that Purchaser shall comply with the covenants set forth in this ss.8.3.

         (b) With respect to Transferred Employees, Purchaser shall include such Transferred Employees in Purchaser's benefit plans and take all action necessary and appropriate to establish and maintain for such Transferred Employees and their dependents substantially similar benefit plans and programs provided by Seller immediately prior to the Closing Date. Purchaser shall provide coverage and benefits under Purchaser's benefit plans and programs to Transferred Employees beginning on the Closing Date and Seller shall have no responsibility therefor on and after such date.

                                                       Asset Purchase Agreement
                                                                        Page 24


         (c) Purchaser will assume the Collective Bargaining Agreement.


         8.4 Confidentiality. Purchaser agrees with respect to all commercial, financial and other information relating to Seller, the Business or the Assets that is or has been furnished or disclosed to Purchaser on, after or before the date hereof, including, but not limited to, information regarding Seller's organization, personnel, business activities, customers, policies, assets, finances, costs, sales, revenues, rights, obligations, liabilities and strategies ("Information"), that, unless and until the Closing shall have been consummated, (i) the Information is confidential and/or proprietary to Seller, and the Business and shall be entitled to and receive treatment as such by Purchaser; (ii) Purchaser will, and will require all of its employees, representatives, agents and advisors who have access to the Information, to hold in confidence and not disclose to others nor use (except in respect of the transactions contemplated by this Agreement) the Information; provided, however, that Purchaser shall not have any restrictive obligation with respect to any Information which (x) is contained in a printed publication available to the general public, (y) is or becomes publicly known through no wrongful act or omission of, or violation of the terms hereof by, Purchaser or, (z) becomes known to Purchaser from a source who has no confidentiality obligation with respect to such Information at the time of receipt of such Information; and
(iii) all Information, unless otherwise specified in writing, shall remain the property of Seller and the Business and, in the event this Agreement is terminated, shall be returned to Seller, together with any and all copies made thereof, upon request for such return by Seller.

                                    ARTICLE 9
                    CONDITIONS TO THE OBLIGATIONS OF SELLER

         The obligations of Seller to consummate the purchase and sale of the Shares under this Agreement is subject to the fulfillment of the following conditions, unless waived by Seller in its sole discretion, prior to or at the
Closing:

         9.1 Representations and Covenants. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct (except for such changes expressly permitted hereunder or expressly consented to in writing by Seller) on the Closing Date as if made on and as of such date, and Purchaser shall have duly performed and complied, in all material respects, with all covenants, agreements and conditions to be performed or satisfied by Purchaser on or prior to the Closing Date. Seller shall have received a certificate of an appropriate officer of Purchaser, dated the Closing Date, certifying as to the fulfillment of the conditions specified in this ss.9.1.

                                                       Asset Purchase Agreement
                                                                        Page 25

         9.2 Opinion of Counsel. Seller shall have received an opinion of counsel of Purchaser dated the Closing Date in form and content reasonably satisfactory to Seller.

         9.3 Litigation. On the Closing Date there shall be no Purchaser's Litigation relating to the transactions contemplated herein pending or threatened which, in the reasonable opinion of counsel to Seller, would have a material adverse effect on the benefits to be received by Seller as a result of the consummation of the transactions contemplated hereby.

         9.4 Absence of Adverse Governmental Action. No action shall have been taken, proposed or threatened and no statute, rule, regulation or order shall have been enacted or entered by any governmental body, agency or by any court which shall prohibit or materially delay consummation of the transactions contemplated herein on the terms and provisions herein set forth.
         9.5 Proceedings. All proceedings to be taken in connection with this Agreement and all documents related thereto shall be reasonably satisfactory in all respects to Seller and their counsel.

         9.6 Corporate Action. Seller shall have received certified copies of Purchaser's corporate approval of the execution, delivery and performance of this Agreement and the transactions contemplated hereby and incumbency certificates with respect to the officers of Purchaser executing this Agreement and any documents, instruments or certificates delivered to Seller in connection with the transactions contemplated hereby.

         9.7 Casualty. There shall have been no casualty to any of the assets being conveyed to Purchaser under the terms of this Agreement or to the Premises.

                                   ARTICLE 10
                   CONDITIONS TO THE OBLIGATIONS OF PURCHASER

         The obligations of Purchaser to consummate the purchase and sale of the Shares under this Agreement are subject to the fulfillment of the following conditions, unless waived by Purchaser in its sole discretion, prior to or at the Closing:

         10.1 Representations and Covenants. The representations and warranties of Seller set forth in this Agreement shall be true and correct (except for such changes expressly permitted hereunder or expressly consented to in writing by Purchaser) on the Closing Date as if made on and as of such date, and Seller shall have duly performed and complied, in all material respects, with all covenants, agreements and conditions to be performed or satisfied by Seller on or prior to the Closing Date. Purchaser shall have been furnished with a certificate executed by Seller, dated the Closing Date, certifying as to the fulfillment of the conditions specified in this ss.10.1.

                                                       Asset Purchase Agreement
                                                                        Page 26

         10.2 Opinion of Counsel. Purchaser shall have received an opinion of counsel of Seller, dated the Closing Date, in form and substance reasonably satisfactory to Purchaser.

         10.3 Litigation. On the Closing Date there shall be no Seller's Litigation relating to the transactions contemplated herein pending or threatened which, in the reasonable opinion of counsel to Purchaser, would have a material adverse effect on the benefits to be received by Purchaser as a result of the consummation of the transactions contemplated hereby.

         10.4 Absence of Governmental Action. No action shall have been proposed, threatened or taken and no statute, rule, regulation or order shall have been proposed, enacted or entered by any governmental body, agency or by any court which would prohibit, materially delay or establish material conditions to the consummation of the transactions contemplated hereby which would materially adversely affect the assets, business, financial condition, business prospects or operations of the Seller.

         10.5 Consent and Approvals. All permits and consents required underss.5.2 shall have been obtained.

         10.6 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents relating thereto shall be reasonably satisfactory in all respects to Purchaser and its counsel.

         10.7 Corporate Action. Purchaser shall have received certified copies of Seller's corporate approval of the execution, delivery and performance of this Agreement and the transactions contemplated hereby and incumbency certificates with respect to the officers of Seller executing this Agreement and any documents, instruments or certificates delivered to Purchaser in connection with the transactions contemplated hereby. Such instruments shall include a certified Secretary's Certificate to the effect that the shareholders have approved this transaction in accordance with Delaware law and in accordance with the Seller's By-Laws and in accordance with the By-Laws of Seller's parent Mark Holdings.

         10.8 Schedules and Documents Review. Purchaser shall have received the Seller Schedules and documentation therefore and the information contained therein shall be to the reasonable satisfaction and approval of Purchaser.

                                                       Asset Purchase Agreement
                                                                        Page 27

         10.9 Good Standing; Tax Status. Purchaser shall have received certificates of the Secretary of State of each state in which Seller is qualified to do business to the effect that Seller is in good standing in such jurisdiction and certificates as to the good tax status of Seller in each such jurisdiction.

         10.10 No Material Adverse Changes. There shall not have been any material adverse change in the condition (financial or otherwise) of the Seller the Business or the Assets.

         10.11 Continuous Operation. The Division shall have been operating in its usual course with the duty operations continuing up to the date of closure.

                                   ARTICLE 11
                                  TERMINATION

         11.1 Right of Termination. This Agreement and the transactions contemplated by this Agreement may only be terminated at any time prior to the Closing Date:

         (a)      by the mutual consent of the Parties; or

         (b) by one Party if the other Party (i) shall have committed a material misrepresentation or breached a material warranty; or
                  (ii) shall have breached its obligation to Close or breached any covenant or agreement hereunder and not cured such breach on ten (10) days written notice or, if earlier, on or prior to the Closing Date.

         (c) With respect to Paragraph (b) herein, if such breach is by one Party, then the other Party shall reimburse the breaching Party for reasonable legal fees incurred by the other Party in connection with this Agreement.

         11.2 Notice of Termination. Notice of termination of this Agreement, as provided for in this Article 11, shall be given in accordance with the provisions of ss.15.2 hereof and the terminating Party shall specify the provisions under which termination is claimed. If more than one provision applies, the terminating Party may elect the provision upon which it relies.

         11.3 Effect of Termination. In the event this Agreement is terminated pursuant to ss.11.1(a), then neither party shall have any liability to the other.

                                                       Asset Purchase Agreement
                                                                        Page 28

                                   ARTICLE 12
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         12.1 Survival of Representations and Warranties. The covenants, representations and warranties of the Parties contained in, and their rights to claim indemnification under this Agreement or any instrument, exhibit or certificate delivered pursuant hereto or in any writing delivered in connection herewith shall survive the Closing for a period of twelve months from the Closing Date, and no more, regardless of any investigation made by the parties hereto, other than claims for indemnification involving Taxes and violations of relevant bulk sales laws, which shall survive for a period coterminous with the applicable statute of limitations; provided, however, that the following obligations may be enforced and shall survive the Closing for a period coterminous with the applicable statute of limitations including all extensions available to the relevant Party.

         (a) Purchaser's indemnification and hold harmless obligations under ss.13.5; and

         (b) Seller's indemnification and hold harmless obligations under ss.13.4.

                                   ARTICLE 13
                                INDEMNIFICATION

         13.1 Losses. For the purpose of this Article 13 and when used elsewhere in this Agreement, "Losses" shall mean and include any and all liability, loss, costs, claims, damage or injury including, without limitation, those resulting from any and all actions, suits, proceedings, demands, assessments and judgments, together with reasonable costs and expenses including the reasonable attorneys' fees relating to the defense thereto.

         13.2 Indemnification by Seller. Seller agrees to and does hereby indemnify and hold Purchaser harmless from and against Losses arising out of or resulting from (i) any breach of the covenants, representations and warranties made by Seller in this Agreement; (ii) Taxes to the extent Seller is responsible therefor pursuant to ss.13.9; (iii) Seller's violation of relevant bulk sales laws; and (iv) as provided in ss.13.4.

         13.3 Indemnification by Purchaser. Purchaser agrees to and does hereby indemnify and hold Seller harmless from and against Losses arising out of or resulting from (i) any breach of the covenants, representations and warranties made by Purchaser in this Agreement; (ii) the Purchaser's Litigation; and (iii) as provided in ss.13.5.

                                                       Asset Purchase Agreement
                                                                        Page 29

         13.4 Third Party Claims Against Purchaser. Seller agrees to and does hereby indemnify and hold Purchaser harmless from and against any and all Losses (other than those arising from the Included Liabilities, resulting from causes of action or claims of any kind asserted by unrelated third parties (including shareholders of Seller) arising from actions or omissions of Seller with respect to events occurring in the operation of the Business or relating to the Assets prior to the Closing Date; subject to the condition that, for any such action or claim which shall become known to Purchaser, Purchaser shall have given Seller prompt written notice of, and an opportunity to defend, any and all such asserted liabilities.

         13.5 Third Party Claims Against Seller. Purchaser agrees to and does hereby indemnify and hold Seller harmless from and against any and all Losses resulting from causes of action or claims of any kind asserted by unrelated third parties arising from actions or omissions of Purchaser with respect to events occurring in the operation of the Business on and after the Closing Date (including but not limited to account payables assumed by Purchaser); subject to the condition that, for any such action or claim which shall become known to Seller, Seller shall have given Purchaser prompt written notice of, and an opportunity to defend, any and all such asserted liabilities.

         13.6 Procedures for Third Party Indemnification. If any action, suit or proceeding shall be commenced against, or any claim or demand be asserted against, Seller or Purchaser, as the case may be, in respect of which such party proposes to demand indemnification under ss.13.4 or 13.5, as a condition precedent thereto, the party seeking indemnification ("Indemnitee") shall notify the other party ("Indemnitor") to that effect within 15 days of learning the facts giving rise thereto and the Indemnitor shall have the right to assume the entire control of, including the selection of counsel, subject to the right of the Indemnitee to participate (at its expense and with counsel of its choice) in, the defense, compromise or settlement thereof, and in connection therewith, the Indemnitee shall cooperate fully in all respects with the Indemnitor in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and Indemnitee shall make available to the Indemnitor all pertinent information and documents under the control of the Indemnitee. The Indemnitor will not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of the Indemnitee; provided, however, that in the event such approval is withheld, then the liability of the Indemnitor shall not exceed the total sum representing the amount of the proposed compromise or settlement and the amount of counsel fees accumulated at the time such approval is withheld, and further provided, that from and after the time such approval is withheld by the Indemnitee, the Indemnitee shall pay to the Indemnitor all of Indemnitor's costs and expenses, including reasonable attorneys' fees, for all costs of defense for any periods subsequent to the date on which such approval is withheld. Notwithstanding anything to the contrary in the foregoing, the Indemnitor shall be entitled to settle any matter with respect to itself and its affiliates (whether as a codefendant with the Indemnitee or otherwise) without the consent of the Indemnitee. So long as the Indemnitor is defending in good faith any such claim or demand asserted by a third party against the Indemnitee, the Indemnitee shall not settle or compromise such claims or demands without the prior written consent of the Indemnitor. The Indemnitee shall make available to the Indemnitor or its agents all records and other materials in the Indemnitee's possession reasonably required by it for its use in contesting any third party claims or demands.

                                                       Asset Purchase Agreement
                                                                        Page 30

         13.7 Notice of Claims. Upon discovery of any breach of the covenants, representations and warranties of Seller or Purchaser herein contained (other than as a result of the bringing of any action, suit or proceeding or the assertion of any claim or demand referred to in ss.13.6.), Seller or Purchaser, as the case may be, shall give notice to the other promptly after the discovery of such breach. The reciprocal obligations to indemnify set forth in ss.13.2 and ss.13.3 above are conditioned as to any particular claim or liability for which indemnification is sought upon full compliance by the party proposing to demand indemnification with the requirements set forth in this ss.13.7.

         13.8 Period for Making Claims. No claim for indemnification under this Agreement shall be brought after the end of the applicable period set forth in
Article 12 hereof and, at the end of said period, all liabilities of any nature of the parties pertaining to claims thereunder shall terminate and cease to exist except as to any liability asserted prior thereto in a written notice containing sufficient detail to identify the nature and scope of said liability which is received within said period by the proper recipient pursuant to ss.15.2 hereof.

         13.9 Taxes. Seller shall pay and be fully responsible for any and all federal, state and local income, franchise, sales, gross receipts, excise and similar taxes, assessments and similar charges, as well as withholding and social security taxes required to have been paid prior to the Closing, and interest and penalties thereon which are required to be paid for any period ending the day immediately before the Closing Date, including capital gains and recapture taxes arising from the transfer and sale of the Assets to Purchaser hereunder ("Taxes").

         13.10 Recoveries. The amount of any Losses shall be reduced by the amount of any insurance proceeds or any other cash receipts paid to the indemnified party. In addition, the amount of any Losses shall be further reduced by the amount equal to the actual income tax benefits realized by the indemnified party attributable to such Losses.

                                   ARTICLE 14
                                 NONCOMPETITION

         14.1 Noncompetition Agreement and Covenant Not to Compete. In order to insure to Purchaser the benefits of the Business operated by Seller and the Assets owned by Seller and acquired hereunder, Seller agrees that during the five (5) year period following the Closing Date, neither Seller, nor any of its affiliates will directly or indirectly, either as a consultant, agent, principal, partner, shareholder (except as a shareholder in the Purchaser), or otherwise compete with the Seller for employees, customers, dealers or distributors by engaging or participating in any business or activity, in the United States or any of its territories or Commonwealths including, but not limited to, Puerto Rico, which is the same as, substantially similar to, or competitive with the Business or any business or activity now engaged in by the Seller or employ in any capacity any of the current employees of the Seller, or contact or call on any Seller employees, or any of the Seller's customers, dealers, or distributors for any business purpose which would violate the foregoing clauses, either for its own interest or for the interest of any other person without the approval of Purchaser which shall not be unreasonably withheld.

                                                       Asset Purchase Agreement
                                                                        Page 31

         14.2 Separability. Seller and Purchaser intend that the covenant contained in ss.14.1 shall be construed as a series of separate covenants, a separate covenant for each state or subdivision thereof and, within each state, one for each county or subdivision thereof. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraph. It is specifically agreed and understood that because of the nature of the Seller's business, the geographical scope of this covenant not to compete is reasonable. If, however, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this Article 9, then such unenforceable covenant shall be deemed modified or eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

         14.3 Confidentiality. Seller agrees not to divulge, communicate, use to the detriment of Purchaser or misuse in any way, for its benefit or the benefit of any other person, firm, corporation, association or other entity, any proprietary or confidential information or trade secrets of Purchaser or the Business, including, without limitation, the Trademark Rights, personnel information, secret processes, know-how, customer lists, formulae, or other technical data, except for information which is or becomes known to the public other than as a result of violation of this ss.14.3. Seller acknowledges that such information is valuable part of the Assets and the Business.

         14.4 Remedies. Seller acknowledges that a breach of any provisions of this Article 14 will cause irreparable damage to Purchaser, and Seller, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach would be inadequate. Accordingly, if Seller breaches any of the provisions of this Article 14, Purchaser shall be entitled to injunctive relief without posting bond or other security.

                                   ARTICLE 15
                                 MISCELLANEOUS

         15.1 Severability of Provisions. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the validity of any other provision hereof, which shall remain in full force and effect. In such case, such invalid or unenforceable provision shall be deemed modified to the extent that it shall become valid and enforceable and remain within the original spirit of the Agreement; or if the same is not permissible, then this Agreement shall be construed in all respects as if such invalid and unenforceable provision had been omitted from this Agreement.

                                                       Asset Purchase Agreement
                                                                        Page 32

         15.2 Notices. Any notices or other communications required or permitted under this Agreement shall be in writing and shall be sufficiently given if hand delivered or if sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


If to Seller:                       If to Purchaser:

     Carl Coppola                        Michael J. Rosenberg
     Mark Holdings, Inc.                 c/o Mark Correctional Systems
     1135 Clifton Avenue                 150 Pacific Ave.
     Clifton, NJ 07013                   Jersey City, NJ 07304
                                    and
With a copy to:                          Michael J. Rosenberg
     Gary S. Redish                      Rite-Way of New Jersey
     Winne, Banta, Rizzi,                11 Kingsley Drive
     Hetherington & Basralian, P.C.      Manalapan, NJ 07726
     25 Main Street
     Hackensack, NJ 07601                With a copy to:

                                         Jack Goldstein, Esq.
                                         Goldstein & Wallman
                                         233 Broadway
                                         New York, NY 10279

or such other address as shall be furnished in writing by any of the Parties. Notice shall be deemed given upon receipt.

         15.3 Amendment. This Agreement may be amended, supplemented, waived or modified only by a subsequent writing signed by each of the Parties.

         15.4 Waivers. Prior to or on the Closing Date, Purchaser shall have the right to waive any default in the performance of any term of this Agreement by Seller, to waive or extend the time for the fulfillment by Seller of any obligation under this Agreement, and to waive any or all of the conditions precedent to the obligations of Purchaser under this Agreement, except any condition that, if not satisfied, would result in the violation of any law or applicable governmental regulation. Prior to or on the Closing Date, Seller shall have the right to waive any default in the performance of any term of this Agreement by Purchaser, to waive or extend the time for the fulfillment by Purchaser of any obligation under this Agreement, and to waive any or all of the conditions precedent to the obligations of Seller under this Agreement, except any condition that, if not satisfied, would result in the violation of any law or applicable governmental regulation.

                                                       Asset Purchase Agreement
                                                                        Page 33

         15.5 No Broker's Fees. Each of Purchaser and Seller represent and warrant to each other that no broker, finder, investment banker or other financial consultant has acted on its behalf in connection with the transactions contemplated by this Agreement.

         15.6 Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each of the Parties shall pay its own expenses and costs incurred or to be incurred in negotiating, closing and carrying out this Agreement and in consummating the transactions contemplated herein.

         15.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be one and the same Agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each of the Parties.

         15.8 Headings. The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

         15.9 Successors and Assigns. All terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Parties.

         15.10 Publicity. The Parties agree that no press release or other public statement concerning the negotiation, execution and delivery of this Agreement or the transactions contemplated by this Agreement or any matter covered in this Agreement shall be issued or made without the prior written approval of each of the Parties, except as a Party's counsel shall advise is required by applicable law or regulations of any securities exchanges.

         15.11 Entire Agreement. This Agreement together with the Exhibits and Schedules hereto, which are incorporated herein by this reference, constitutes the entire understanding between and among the Parties with respect to the subject matter hereof and shall supersede any prior agreement and understandings among the Parties with respect to such subject matter. None of the Parties has made, or is relying upon, any promises, representations, understandings, warranties, agreements, pro-formas or anything else, whether of a similar or dissimilar nature, except as is expressly set forth in this Agreement.

         15.12 Knowledge. Except as may be otherwise expressly specified herein, the term "knowledge, information and belief" or "knowledge" or similar phrase or term shall mean the actual knowledge of the relevant Party and the Parties confirm that they have made due and diligent inquiry as to matters that are subject of such phrase or term.

                                                       Asset Purchase Agreement
                                                                        Page 34

         15.13 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New Jersey without regard to the principles of conflicts of laws thereunder. The sole and exclusive forum for the resolution of any disputes hereunder shall be the Superior Court of New Jersey and Seller and Purchaser consent to the jurisdiction of such Court.

         15.14 Assignment. This Agreement may not be assigned by any Party without the written consent of the other signatories to this Agreement.

         15.15 Third Party Beneficiaries. Each Party intends that this Agreement shall not benefit or create any right or obligation or cause of action in or on behalf of any person or entity (except as provided in ss.15.9).

         IN WITNESS WHEREOF, the Parties have caused this Asset Purchase Agreement to be duly executed and delivered as of the date first above written.


RITE WAY OF NEW JERSEY


By:   /s/ Michael J. Rosenberg
   -------------------------------
      Name: Michael J. Rosenberg
      Title:  President


MARK SOLUTIONS, INC.


By:      /s/ Carl Coppola
   -------------------------------
      Name: Carl Coppola
      Title: President

                                   EXHIBIT II
                                   Valuation

                                  Valuation of

                           Mark Correctional Systems,
                                  A Division of
                              Mark Solutions, Inc.

                               September 30, 2001

Table of Contents


                 Section                                              Page
                 -------                                              ----

Objective...........................................................   1

Standard and Definition of Value....................................   1

Description of the Division.........................................   2

Position of the Division............................................   3

Financial Statement Analysis........................................   4

Appraisal of Fair Market Value
            Guideline Company Method................................   5
            Capitalized Earnings....................................   6
            Net Asset Value.........................................   7

Indicated Value Prior to Marketability Discount.....................   7

Marketability Discount..............................................   8

Conclusion and Opinion..............................................   9

Statement of Limiting Conditions....................................  10

Qualifications of Appraiser.........................................  11

Exhibits
          I - Historical Income Statements..........................  13
          II - Historical Selling, General and Administrative.......  14
          III - Adjusted Income Statements..........................  15
          IV - Adjusted Selling, General and Administrative.........  16
          V - Financial Ratios......................................  17
          VI - Projected Income Statements .........................  18
          VII - Capitalization of Projected Earnings................  19
          VIII - Schedule of Net Assets.............................  20

OBJECTIVE

We were retained by the board of directors of Mark Solutions, Inc. to appraise the fair market value of the Mark Correctional Systems (MCS), a division of Mark Solutions, Inc. (Mark). It is our understanding that this valuation is to be utilized in connection with a potential sale of the entire division. The date for the appraisal is September 30, 2001.

STANDARD AND DEFINITION OF VALUE

The standard of value for the valuing of shares in an operating business is fair market value. Fair market value is defined as:

         The price at which the property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts.

This valuation was conducted in accordance with generally accepted valuation standards and has been prepared in accordance with the Uniform Standards of Professional Appraisal Practice. Among other factors, this appraisal takes into consideration all elements of appraisal listed in Internal Revenue Service Ruling 59-60, which generally outlines the valuation of closely held stocks and includes the following:

1. The nature of the business and the history of the company.
2. The economic outlook in the industry.
3. The book value and the financial condition of the company.
4. The earnings capacity of the company.
5. The dividend-paying capacity of the company.
6. The existence of Goodwill or other intangible value.
7. Sales of stock and the size of the block to be valued.
8. The market prices of stocks of corporations engaged in the same or similar lines of business as the company and whose stocks are actively traded in a free and open market.

In addition, we have appraised the Company under the premise of value as a going concern. This premise assumes the business will continue to operate as an income producing entity. The opinions expressed in this report are the opinions of Sax Macy Fromm & Co., PC and are based on the review of the audited financial statements of Mark for the years ended June 30, 1997 through June 30, 2001, internal financial statements by division for the years ended June 30, 1997 through June 30, 2001 and the three months ended September 30, 2001, forecasted income statements by division for the year ended June 30, 2002, information from Company representatives and various industry economic data. This information, including the contents of the financial statements, has been taken as true and accurate without further independent investigation.

DESCRIPTION OF THE DIVISION

Mark Correctional Systems Division was founded in 1984. MCS is a division of Mark Solutions, Inc., a publicly traded company, with its headquarters in Clifton, New Jersey. MCS is a specialty construction company in the area of prefabricated modular steel prison cells. The Division maintains an administrative office in Clifton, New Jersey and a 74,000 square foot manufacturing facility in Jersey City, New Jersey. The Company operates as a union shop and currently employs approximately 25 people. A more detailed discussion of the business can be found in the section entitled Position of the Division. Summary data is presented in Table I.

Table I  Mark Correctional Systems  - Summary Data

Location of Headquarters             Clifton, New Jersey
------------------------------------ ----------------------------------------
Annual Sales - Year End 6/30/01      $ 8,772,000
Total Assets - 9/30/01               $ 3,879,000
Net Asset Value - 9/30/01            $ 2,483,000
Type of Business                     Construction of Modular Steel Cells
Type of Business Organization        Delaware Corporation
SIC Code                             1791
Valuation Date                       September 30, 2001


DIVIDEND POLICY

Historically, Mark has not paid dividends to its shareholders. There were no dividends declared or paid during the five year period presented in this report, nor does it intend to pay dividends in the foreseeable future.

PRIOR TRANSACTIONS OF THE DIVISION

There have been no sales or transfers of MCS since its inception.

POSITION OF THE DIVISION

MCS is a specialty construction company, manufacturing and installing prefabricated modular steel prison cells. The modular cell is a installation ready, lightweight steel structure which is manufactured according to the construction and security specifications of each project. The primary market is federal, state and local government agencies responsible for the construction and maintenance of correctional facilities. MCS markets its modular cells directly and through independent representatives throughout the United States and foreign countries.

The governmental construction industry is highly competitive. A substantial majority of prison cell construction use concrete and other traditional construction methods. Therefore, MCS competes for market share with major construction companies not only on particular projects, but also in persuading the purchasing agency to utilize steel cell construction rather than traditional methods. MCS believes it can compete for market share by promoting the advantages of its technology. The modular cells are constructed of durable, low maintenance materials which results in lower ongoing maintenance, energy and life cycle costs. In addition the prefabricated construction results in efficient and faster on-site installation compared to traditional construction. MCS also competes with several other steel product manufacturers. Mark believes its modular cell design has advantages over other manufacturers' steel cells, which give it a competitive advantage when the purchasing agency selects a steel cell design.

The Division's revenue has fluctuated on an annual basis. Revenues have ranged from a low of $6,141,695 in 1997 to a high of $12,713,508 in 1998. This is due to the competitive nature of the construction industry and the bidding process by which contracts are awarded. MCS also has been subject to revenue fluctuations due as its alternative product gains broader acceptance in the construction market. MCS has projected revenue for the year ended June 30, 2002 of $14,792,000, of which $10,382,000 are from contracted projects. Operating income has also fluctuated from a low of ($2,463,718) in 1997 to $1,219,000 in 2001. A more detailed discussion of the financial results follows in the Financial Statement Analysis section.

FINANCIAL STATEMENT ANALYSIS

The following section of this report summarizes MCS' income statements for the years ended June 30, 1997 through 2001. The historical and adjusted financial statements are presented in Exhibits I through IV attached to this report. In
Exhibit V, certain key profitability ratios of MCS have been compared with industry standards as published by Robert Morris Associates.

MCS' revenue has fluctuated throughout the five year period we have examined. There were also large fluctuations in gross profit percentages and various operating expenses. Based on our review of the historical statements and discussions with management, we determined that there were many items allocated to the MCS division that would not have been incurred if the MCS division was a stand alone entity. The following is a summary of the adjustments made.

         o Eliminated $105,000 of other income allocated in the year end June 2000.
         o Eliminated 100% of Carl Coppola's salary that was allocated to MCS for all five years. We also adjusted office salaries based on salary allocations by employee for all five years.
         o Eliminated all rent allocated for selling, general and administrative office purposes. The rent included in the cost of sales has not been adjusted.
         o        Normalized office expense to $75,000 annually.
         o        Normalized accounting fees to $30,000 annually.
         o        Normalized legal fees to $40,000 annually.
         o Eliminated lawsuit settlement costs, bad debt expenses and development costs for all five years.
         o We did not include any interest income or expense from the historical amounts.

We discussed possible adjustments to travel, entertainment and business promotion expenses, group insurance and pension benefits and consulting expenses. It was determined that the historical amounts reflected the operations of the MCS division. The following analysis was based upon the adjusted results of operations because the nature of these adjustments was to eliminate allocations to MCS that it would not have incurred if it was an independent entity.

Due to the competitive bidding nature of the industry as a whole and the fact that MCS' product is viewed as a non-traditional method of construction, the division has historically struggled to secure contracts on a recurring basis. MCS has, at times, accepted contracts with a lower profit margin in order to absorb overhead costs and in an effort to increase the marketability of their product.

We discussed the operating loss reported for the year ended June 30, 1997 with management. There were many factors that contributed to the loss reported for that year. The contracts completed were secured with low gross profit margins. These contracts were taken in an effort to gain market share and increase the product's marketability. The material and labor costs increased during the period between submission of the bid and the commencement of the manufacturing process. MCS also ceased manufacturing due to lack of contracts and in anticipation for a move of the manufacturing facilities to the current Jersey City location. Additional costs for moving and storage of the equipment were incurred. These factors contributed to the negative gross profit reported for the year.

APPRAISAL OF FAIR MARKET VALUE

Several approaches can be employed in the valuation of a closely held business. The following sections discuss the valuation methods employed and the selection of the appropriate discount for lack of marketability and minority interests, where appropriate.

All relevant valuation approaches were considered. Appraising fair market value for operating business entities usually involve the utilization of either a market approach or an economic income approach. We examined both of these valuation methods and also considered the net asset value method in our computation.

GUIDELINE COMPANY METHOD

Since no marketplace exists for the equity of MCS, an alternative way to value the Company is to analyze the prices investors are willing to pay for the publicly traded common stock of companies that are similar to MCS in terms of lines of business and, to some extent, size. The first step in identifying possible guideline companies was to select the most appropriate SIC code for the company. In the case of MCS, the primary SIC code selected was 1791 - Construction - Structural Steel Erection.

We searched the Disclosure D/SEC database by primary SIC Code to determine those publicly held companies, which had the same code as MCS. We found two publicly held companies with a primary SIC code of 1791. We then used these codes and examined Standard & Poors Corporations and Disclosure to obtain a description of the company to see if it was an appropriate guideline company for MCS. We also reviewed the operations of the companies based upon their Form 10K filings. Although some of the operations may have been in similar lines, the complexity of other operations and, to some extent, the size of the companies precluded them from being an appropriate proxy company. Therefore, the guideline method was not utilized in establishing the value of MCS.

CAPITALIZED EARNINGS

We have chosen to use capitalized earnings as an economic income method. Capitalized earnings involves the selection of an earnings base and the capitalization of that base using an appropriate capitalization rate. In the case of MCS, the initial base selected was the income projections prepared by management. We adjusted revenues in the projection by $4,410,000 for unsigned contracts. The gross profit used for the unsigned contracts was 28% and accordingly, we reduced cost of sales by $3,175,200 and gross profit by $1,234,800. We made no adjustment to projected selling, general and administrative expenses. These adjustments resulted in an adjusted income before taxes of $1,139,312 (see Exhibit VII). We then applied the applicable corporate tax rates to the pre-tax income to arrive at adjusted net income for the year ended June 30, 2002. The projected net income for 2002 is then capitalized using the Ibbotson's Build-up Method model. A capitalization rate is defined as a discount rate minus long-term growth. The discount rate reflects a risk free rate associated with long-term government bonds as well as risk differentials to reflect debt vs. equity, small company premium and specific industry risk. Due to inconsistent revenue and profitability history of MCS, we have used a 1% long term growth rate. The calculation of the capitalization rate is as follows:

   Risk Free Rate - 20 Year Treasury Bonds               5.5%
   Equity Risk Premium                                   7.8%
   Size Premium                                          2.6%
   Specific Company Risk                                 4.0%
            Discount Rate                               19.9%
            Long-Term Growth                             1.0%
            Capitalization Rate                         18.9%

The results of the capitalization method are presented in Exhibit VII and indicate an equity control value of $3,620,000 (rounded).

NET ASSET VALUE

We also considered the net asset value of the MCS. Although net asset value is more useful in valuing real property as opposed to operating businesses, the net asset value may be an indication of minimum value.

For purposes of establishing the net asset value as of September 30, 2001, we have used the September 30, 2001 book balances and adjusted it for the fair market value of the equipment. The equipment's fair market value was based on an appraisal prepared by DoveBid Valuation Services dated March 27, 2001. As per our discussion with management, there were no material transactions or changes in fair market value between March 27, 2001 and September 30, 2001 that would have an effect on the net asset value for valuation purposes. The schedule of net assets is presented in Exhibit VIII and indicates an equity control value of $2,733,000.

INDICATED VALUE PRIOR TO MARKETABILITY DISCOUNT

The capitalization earnings method previously discussed assumes a constant level of earnings into the future. MCS has displayed a volatile earnings pattern over its history. Continuation of current earnings levels is conditioned upon securing of additional contracts. Each of the contracts are discrete projects without a "return customer" component. It is our understanding that at the present time additional contracts beyond the fiscal year ending June 30, 2002 have not been secured.

Due to the uncertainty involved in the future earnings we have weighted the net asset value at 75% and the capitalized earnings method at 25%. The calculation of indicated value is in Table II.

Table II Mark Correctional Systems - Indicated Value


                  Area of Value         Indicated Value Weight Weighted Average
--------------------------------------- --------------- ------ ----------------
Capitalized Earnings                       $3,620,000     25%      $905,000
Net Asset Value                             2,733,000     75%      2,049,750
Weighted Indicated Value                                           2,954,750
Weighted Indicated Value, Rounded                                 $2,955,000

MARKETABILITY DISCOUNT

Since MCS is a division of a company, a liquid market place does not exist for the sale of its assets. The sale of a division would require a significant amount of time and cost. The market places a far greater value differential on the liquidity factor alone in its pricing of common stocks than in its pricing of other types of investments. A stock that has no market and cannot be legally offered to the general public, but might possibly be salable under certain limited circumstances, must be discounted heavily from an otherwise comparable stock sold in the marketplace. Numerous studies concerning the size of marketability discounts, based on restricted stock studies, have been published. A summary of these studies is shown in Table III.

                                   Table III
                    Summary Results Restricted Stock Studies

                  Study           Number Observations   Median    Mean
--------------------------------- ------------------- ---------- --------
SEC Institutional Investor               398              24%      26%
Gelman Study                             89               33%      33%
Moroney Study                            146              34%      35%
Maher Study                              34               33%      35%
Trout Study                              60               n/a      34%
Stryker/Pittock                          28               45%      n/a
Willamette Management                    33               31%      n/a
Silber Study                             69               n/a      34%
Hall/Polacek Study                       100              n/a      23%
--------------------------------- ------------------- ---------- --------
              Averages                                    33%      31%
--------------------------------- ------------------- ---------- --------

All of the above studies are based on restricted stock transactions of publicly held companies. Factors to consider when determining the appropriate marketability discount of closely held equity securities include the following:

         o        Evidence of a market for the equity interest
         o        History of dividends

         o        Time value of money once the selling process has begun
         o        Friction costs of preparing and executing the sale

Since the greatest weight has been accorded to net asset value, a marketability discount would be lower than discounts for value calculated under economic benefit models. A discount of 15% has been selected for MCS.

CONCLUSION AND OPINION

It is our opinion that the fair market value of MCS Division is $2,955,000. This value presupposes a 100% controlling marketable interest in the Division. The equity value of a nonmarketable interest is $2,511,750 after application of a discount for lack of marketability. The value calculation is summarized in Table IV.

Table IV Mark Correctional Systems -  Fair Market Value of Division

             Description                             Amount
-----------------------------------------------    -----------
Fair Market Indicated Value of Controlling
Marketable Equity Interest                          $2,955,000
Marketability Discount (15%)                           443,250
Net Value Attributable to Shareholders              $2,511,750
-----------------------------------------------    -----------


Sax Macy Fromm & Co., PC



Henry Fuentes, CPA, ABV, MBA, CFE
Director of Litigation Support and Valuation Services

STATEMENT OF LIMITING CONDITIONS

1. This appraisal was made for the purpose stated and should not be used for any other purpose.

2. All facts and data set forth in this appraisal are true and accurate to the best of our knowledge and belief.

3. We have no present or prospective interest in the subject company and compensation is in no way contingent upon the value of the appraisal.

4. All opinions as to values stated are presented as our considered opinion based on all the facts and data set forth in the report. We assume no responsibility for changes in market conditions or for the inability of a seller to locate a buyer at the appraised value.

5. Verification of factual matters contained in this report has been made to the extent seemed practical. We certify that, to the best of our knowledge and belief, such factual matters are true.

6. I certify that I am a member in good standing of the American Institute of Certified Public Accountants and I am accredited by that body in business valuations.

7. We shall not be required to give testimony or appear in court by reason of this appraisal unless specific arrangements are otherwise agreed upon.



QUALIFICATIONS OF APPRAISER

Appraiser:                 Henry L. Fuentes CPA, ABV, MBA, CFE

Education:                 BS in Accounting - Seton Hall University
                           MBA in Finance - Seton Hall University
                           Doctoral Courses - Pace University

Certifications:            Accredited in Business Valuation (ABV)
                           Certified Public Accountant (CPA)
                           Certified Fraud Examiner (CFE)

Affiliations:              National Association of Certified Valuation Analysts (NACVA)
                           American Institute of Certified Public Accountants (AICPA)
                           New Jersey Society of Certified Public Accountants (NJSCPA)
Professional
  Experience:              Arthur Andersen & Co. - Senior Accountant
                           George Wolf Realty - Treasurer and Controller
                           Economatrix Research Associates - Vice President
                           Sax Macy Fromm & Co., PC - Director of Litigation Support
                                    And Business Valuation
                           Fairleigh Dickinson University - Tenured Associate Professor

Writings:                  "Cash Flow vs. Net Income in Commercial Litigation"
                           "Minimization of Taxable Income and Lost Profits Litigation"

Honors:                    Recipient of NJSCPA Outstanding Educator Award
                           Coopers & Lybrand Foundation grant under their
                                    "Excellence in Audit Education Award"

Lectures:                  Over 100 lectures to accounting and business organizations on a variety of accounting, auditing & litigation issues.
                                            NJSCPA
                                            ICLE
                                            National Law Foundation


Appraisal
Engagements:               Business Valuations (Majority & Minority Interests)
                                    Manufacturing
                                    Distribution
                                    Healthcare
                                    Retail
                                    Service Industries
                                    Insurance
                                    Real Estate
                                    Limited Partnerships
                                    LLC
                                    QPRT

In-House Seminars
 Conducted:                Price Waterhouse Coopers
                           Rothstein Kass & Co
                           DDK & Co
                           Samuel Klein & Co.
                           Mintz Rosenfeld & Co.
                           Bristol Myers Squibb
                           Lipman, Selznick & Witkowski
                           Smolin Lupin & Co.
                           Cole, Schotz, Forman & Leonard
                           Lucent Technologies
                           Van Huesen

Exhibit I
Mark Correctional Systems
Historical Income Statements
Years Ended June 30, 1997 - June 30, 2001


                                                  6/30/1997      6/30/1998      6/30/1999      6/30/2000       6/30/2001
                                                  ---------      ---------      ---------      ---------       ---------
Revenues:                                         6,141,695     12,713,508      8,497,610     11,775,367       8,772,000

Cost of Sales                                     6,705,156     10,277,706      6,418,904      9,728,098       5,762,000

Gross Profit                                       (563,461)     2,435,802      2,078,706      2,047,269       3,010,000
                                                      -9.17%         19.16%         24.46%         17.39%          34.31%

Selling, general and administrative expenses      1,900,257      2,008,272      2,292,603      2,505,139       1,791,000
                                                      30.94%         15.80%         26.98%         21.27%          20.42%

Operating Income (Loss)                          (2,463,718)       427,530       (213,897)      (457,870)      1,219,000

Other Income (Expense):                          (1,679,709)       104,559      1,394,376        591,007         (72,000)

Income (Loss) Before Income Tax                  (4,143,427)       532,089      1,180,479        133,137       1,147,000

Income Taxes:                                             0              0              0              0               0

Net Income (Loss)                                (4,143,427)       532,089      1,180,479        133,137       1,147,000


Exhibit II
Mark Correctional Systems
Historical Selling, General and Administration Expenses
Years Ended June 30, 1997 - 2001


                                                    6/30/1997      6/30/1998    6/30/1999   6/30/2000    6/30/2001
                                                    ---------      ---------    ---------   ---------    ---------
  Outside commissions                                  123,108      249,711      171,959       86,979        98,202
  Officers' salaries                                   322,313      208,565      283,788      342,352       197,973
  Office salaries                                      393,121      405,800       99,845      165,529       489,321
  Sales salaries                                        33,128       38,109      136,335      239,178       108,708
  Payroll taxes                                         18,295       61,744       86,321       85,165        75,563
  Group insurance & pension benefits                    29,204       34,167       91,133       96,855             0
  Advertising                                           14,033       12,503       27,031       22,079        10,835
  Trade show expenses                                   13,308        6,808       41,320       47,539         4,003
  Travel, ent., and business promo                     201,392      106,288      141,551      202,626       141,852
  Vehicle expenses                                       7,729        7,841       25,320       43,516        30,420
  Shipping supplies                                      6,782       12,843        5,229        7,428             0
  Licenses and dues                                      5,613        3,536        6,906          918             0
  Rent                                                  49,225       53,725       19,506       29,946             0
  Repairs & maintenance                                      0            0          706        3,459             0
  Insurance                                             26,236       42,234       41,872       34,485             0
  Depreciation                                          27,731       23,758       50,995       93,815       190,504
  Office expense                                       117,192      102,560       97,794       98,238       100,271
  Printing & brochures                                   7,725        4,727       11,489       15,921         3,819
  Telephone                                             41,143       31,161       62,830       60,393        45,711
  Accounting                                            44,680       49,575       59,928       97,210        55,942
  Legal                                                151,710      117,745      183,024      366,840        62,459
  Consulting                                           137,939      185,641      234,248      116,407        60,050
  Contributions                                         23,150        1,350        8,450          600             0
  General expense                                            0        1,282        5,023        3,159        15,839
  Bad debt exp/Conversion loss                         105,500      246,600            0       (5,500)            0
  Lawsuit settlement                                         0            0      300,000      250,000        98,000
  Development costs                                          0            0      100,000            0             0

Total Selling, General and Administation Expenses    1,900,257    2,008,272    2,292,603    2,505,139     1,789,472


Exhibit III
Mark Correctional Systems
Adjusted Income Statements
Years Ended June 30, 1997 - June 30, 2001


                                                 6/30/1997        6/30/1998     6/30/1999      6/30/2000       6/30/2001
                                                 ---------        ---------     ---------      ---------       ---------
Revenues:                                        6,141,695       12,713,508     8,497,610     11,775,367       8,772,000

Cost of Sales                                    6,705,156       10,277,706     6,418,904      9,728,098       5,762,000

Gross Profit                                      (563,461)       2,435,802     2,078,706      2,047,269       3,010,000
                                                     -9.17%           19.16%        24.46%         17.39%          34.31%

Selling, general and administrative expenses     1,018,997        1,210,238     1,615,907      1,744,727       1,617,800
                                                     16.59%            9.52%        19.02%         14.82%          18.44%

Operating Income (Loss)                         (1,582,458)       1,225,564       462,799        302,542       1,392,200

Other Income (Expense):                             (3,266)               0          (420)         8,534               0

Income (Loss) Before Income Tax                 (1,585,724)       1,225,564       462,379        311,076       1,392,200

Income Taxes:                                            0                0             0              0               0

Net Income (Loss)                               (1,585,724)       1,225,564       462,379        311,076       1,392,200


Exhibit IV
Mark Correctional Systems
Adjusted Selling, General and Administration Expenses
Years Ended June 30, 1997 - 2001


                                                       6/30/1997     6/30/1998    6/30/1999     6/30/2000     6/30/2001
                                                       ---------     ---------    ---------     ---------     ---------
  Outside commissions                                   123,108       249,711       171,959        86,979        98,202
  Officers' salaries                                     84,782       140,913       175,677       230,865       197,973
  Office salaries                                        72,699       100,623       146,512       208,338       489,321
  Sales salaries                                         33,128        38,109       136,335       239,178       108,708
  Payroll taxes                                          18,295        61,744        86,321        85,165        75,563
  Group insurance & pension benefits                     29,204        34,167        91,133        96,855             0
  Advertising                                            14,033        12,503        27,031        22,079        10,835
  Trade show expenses                                    13,308         6,808        41,320        47,539         4,003
  Travel, ent., and business promo                      201,392       106,288       141,551       202,626       141,852
  Vehicle expenses                                        7,729         7,841        25,320        43,516        30,420
  Shipping supplies                                       6,782        12,843         5,229         7,428             0
  Licenses and dues                                       5,613         3,536         6,906           918             0
  Repairs & maintenance                                       0             0           706         3,459             0
  Insurance                                              26,236        42,234        41,872        34,485             0
  Depreciation                                           27,731        23,758        50,995        93,815       190,504
  Office expense                                         75,000        75,000        75,000        75,000        75,000
  Printing & brochures                                    7,725         4,727        11,489        15,921         3,819
  Telephone                                              41,143        31,161        62,830        60,393        45,711
  Accounting                                             30,000        30,000        30,000        30,000        30,000
  Legal                                                  40,000        40,000        40,000        40,000        40,000
  Consulting                                            137,939       185,641       234,248       116,407        60,050
  Contributions                                          23,150         1,350         8,450           600             0
  General expense                                             0         1,282         5,023         3,159        15,839
  Bad debt exp/settlements                                    0             0             0             0             0

Total Selling, General and Administation Expenses     1,018,997     1,210,238     1,615,907     1,744,727     1,617,800


Exhibit V
Mark Correctional Systems
Financial Ratios
June 30, 1997 - June 30, 2001


                                                                                                                    Industry
                                            6/30/1997         6/30/1998     6/30/1999    6/30/2000    6/30/2001      Average
                                                                                                                    (Median)
Historical Income Statement

Gross profit margin:
 Gross profit                                   (563,461)     2,435,802    2,078,706     2,047,269    3,010,000
 Net sales                                     6,141,695     12,713,508    8,497,610    11,775,367    8,772,000
  Gross profit margin                               -9.2%          19.2%        24.5%         17.4%        34.3%        20.1%

Operating expenses to sales:
 Operating expenses                            1,900,257      2,008,272    2,292,603     2,505,139    1,791,000
 Net sales                                     6,141,695     12,713,508    8,497,610    11,775,367    8,772,000
  Operating expenses to sales                       30.9%          15.8%        27.0%         21.3%        20.4%        17.7%

Income before tax to sales ratio:
 Income before tax                            (4,143,427)       532,089    1,180,479       133,137    1,147,000
 Net sales                                     6,141,695     12,713,508    8,497,610    11,775,367    8,772,000
  Income before tax to sales                       -67.5%           4.2%        13.9%          1.1%        13.1%         3.9%


Adjusted Income Statement

Gross profit margin:
 Gross profit                                   (563,461)     2,435,802    2,078,706     2,047,269    3,010,000
 Net sales                                     6,141,695     12,713,508    8,497,610    11,775,367    8,772,000
  Gross profit margin                               -9.2%          19.2%        24.5%         17.4%        34.3%        20.1%

Operating expenses to sales:
 Operating expenses                            1,018,997      1,210,238    1,615,907     1,744,727    1,617,800
 Net sales                                     6,141,695     12,713,508    8,497,610    11,775,367    8,772,000
  Operating expenses to sales                       16.6%           9.5%        19.0%         14.8%        18.4%        17.7%

Income before tax to sales ratio:
 Income before tax                            (1,585,724)     1,225,564      462,379       311,076    1,392,200
 Net sales                                     6,141,695     12,713,508    8,497,610    11,775,367    8,772,000
  Income before tax to sales                       -25.8%           9.6%         5.4%          2.6%        15.9%         3.9%


Exhibit VI
Mark Correctional Systems
Projected Income Statements
Year Ended June 30, 2002


                                                                 Management                                          Adjusted
                                                                Projections              Adjustments              Projections
                                                                -----------              -----------              -----------
                                                                  6/30/2002                                         6/30/2002

Revenues:                                                        14,792,000               (4,410,000)              10,382,000

Cost of Sales                                                    10,413,000               (3,175,200)               7,237,800

Gross Profit                                                      4,379,000               (1,234,800)               3,144,200
                                                                      29.60%                                            30.29%

Selling, general and administrative expenses                      2,004,888                                         2,004,888
                                                                      13.55%                                            19.31%

Operating Income (Loss)                                           2,374,112                                         1,139,312

Other Income (Expense):                                                   0                                                 0

Income (Loss) Before Income Tax                                   2,374,112                                         1,139,312

Income Taxes:                                                             0                                                 0

Projected Net Income                                              2,374,112                                         1,139,312


Exhibit VII
Mark Correctional System
Capitalization of Projected Earnings
For Year Ended June 30, 2002

                                                             6/30/2002

Adjusted income before income taxes                         $1,139,312

Income taxes:
 State                                                         102,538
 Federal                                                       352,503

                                                           ------------
Adjusted Net Income                                           $684,271
                                                           ------------


Capitalization Rate                                               18.9%

Indicated Equity Value                                       3,620,481

                                                           ------------
Indicated Equity Value (Rounded)                             3,620,000
                                                           ------------



------------------------------------------------------
Equity Rate of Return

Risk-Free Rate                                 5.5%

Plus:  Equity Risk Premium                     7.8%
          Small Company Horizon Risk           2.6%
          Company Risk Premium                 4.0%

Discount Rate                                 19.9%

Long-Term Growth                               1.0%

Capitalization Rate                           18.9%
------------------------------------------------------

Exhibit VIII
Mark Correctional Systems
Schedule of Net Assets
September 30, 2001


                                                            Historical             FMV
                                                            Book Value     Adjustments       Net Assets
                                                            ----------     -----------       ----------
Assets

Current Assets:
 Cash and cash equivalents                                     815,000               0          815,000
 Subscriptions and notes receivable                                  0               0                0
 Accounts receivable, net                                    2,461,000               0        2,461,000
 Inventory                                                      25,000               0           25,000
 Costs in excess of contract revenue earned                     91,000               0           91,000
 Deferred tax asset                                                  0               0                0
 Prepaid expenses                                               43,000               0           43,000
  Total Current Assets                                       3,435,000               0        3,435,000

Property and Equipment, net                                    400,000         250,000          650,000

Other Assets                                                    44,000               0           44,000

Total Assets                                                 3,879,000         250,000        4,129,000

Liabilities & Stockholders' Equity

Current Liabilities:
 Accounts payable                                              440,000               0          440,000
 Current portion of capital leases payable                      58,000               0           58,000
 Billings in excess of contract revenue earned                 671,000               0          671,000
 Accrued liabilities                                           224,000               0          224,000
  Total Current Liabilities                                  1,393,000               0        1,393,000

Long-Term Liabilities:
 Capital leases payable, net of current portion                  3,000               0            3,000


Total Liabilities                                            1,396,000               0        1,396,000

                                                        ---------------      ------------   ------------
Net Assets                                                   2,483,000         250,000        2,733,000
                                                        ---------------      ------------   ------------


                                   Exhibit A
                                  Bill of Sale

                                  BILL OF SALE

         THIS BILL OF SALE is made this ___ day of ________ 2002 by Mark Solutions, Inc., a Delaware corporation (the "Seller") and Rite-Way of New Jersey Inc., a New Jersey Corporation (the "Buyer").


                                   WITNESSETH:

                  WHEREAS, the Seller and the Buyer are parties to an Asset Purchase Agreement dated as of ____ 2002 by and among the Buyer and the Seller (the "Purchase Agreement") providing, upon the terms and conditions set forth therein, for the transfer to the Buyer of the Assets set forth in Section 2.1(a) of the Purchase Agreement including without limitation, the, Accounts Receivable, Fixed Assets and Inventory; and

                  WHEREAS, the Seller desires to effectuate the sale, assignment, transfer and delivery to the Buyer of the Acquired Assets set forth in Section 2.1(a) of the Purchase Agreement, title to which may be transferred by delivery of this Bill of Sale.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Seller hereby grants, sells, transfers, assigns and sets over unto the Buyer, its successors and assigns, to have and to hold forever, all of their right, title and interest in and to the Assets purchased by the Buyer pursuant to the Purchase Agreement, title to which may be transferred by delivery of this Bill of Sale, free and clear of all Encumbrances, liens and liabilities (other than the Assumed Liabilities which are being assumed by the Buyer pursuant to the Purchase Agreement) .

                  The Seller hereby constitutes and appoints the Buyer the true and lawful agent and attorney-in-fact of the Seller, with full power of substitution or resubstitution in whole or in part, in the name and on behalf of the Seller, for the benefit of the Buyer, (a) to collect, assert or enforce any claim, right, interest or title of any kind in or to the Assets, and to institute and prosecute all actions, suits and proceedings which the Buyer may deem proper in order to collect, assert or enforce any such claim, right, interest or title, (b) to do all such acts and things and take all such actions in respect thereof as the Buyer shall deem advisable or proper in order to provide to the Buyer the benefits under any such Assets where any required consent of a third party to the assignment thereof to the Buyer shall not have been obtained, and (c) to defend, settle or compromise any and all actions, suits or proceedings in respect of any such Assets. The Seller acknowledges that the foregoing powers are coupled with an interest and shall be irrevocable by the Seller in any manner or for any reason.

                  The Seller will, from time to time, at the reasonable request of the Buyer execute and deliver, or cause to be executed and delivered, such additional instruments, notices, releases, certificates, powers of attorney, assurances, bills of sale, acquittances and other documents and do all such further acts, assignments, transfers and other things, as the Buyer may reasonably require in order to effectively transfer the Assets.

                  This Bill of Sale is subject in all events to the terms and conditions of the Purchase Agreement. In the event of a conflict or inconsistency between this Bill of Sale and the purchase Agreement the terms of the Purchase Agreement shall prevail.

                  This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  Notwithstanding anything herein to the contrary, the terms and conditions of the Purchase Agreement shall survive the execution and delivery of this Bill of Sale.

                  Except as otherwise defined herein, capitalized terms used in this Bill of Sale shall have the meaning herein as defined in the Purchase Agreement.

                  IN W1TNESS WHEREOF, this Bill of Sale has been duly executed by the Seller the date and year first above written.


                                 MARK SOLUTIONS, INC.


                                 By:_____________________________
                                 Name:

                                 RITE-WAY OF NEW JERSEY


                                 By:_____________________________
                                 Name:
                                 Title:

                                   Exhibit B
                           $2 Million Promissory Note

PROMISSORY NOTE

$2,000,000.00         , 2002

         FOR VALUE RECEIVED, the undersigned, RITE-WAY OF NEW JERSEY, a New Jersey corporation (the "Company"), with its principal place of business located at 150 Pacific Avenue, Jersey City, New Jersey 07304, promises to pay to the order of MARK SOLUTIONS, INC., a New Jersey corporation, or its assigns (the "Holder"), Two Million Dollars ($2,000,000) (the "Principal Amount") in 36 equal monthly installments of $____ each, with the first installment due on or before the fifteenth (15th) day of the first month following the Closing of an asset purchase by and between the Company and the Holder pursuant to an asset purchase agreement of even date herewith (the "Asset Purchase Agreement") and monthly installments each due on or before the fifteenth (15th) day of each successive month thereafter together with interest of eight (8%) percent on the unpaid Principal Amount outstanding from the date hereof until the unpaid Principal Amount shall have been paid in full. Interest shall be due and payable with each and every installment. Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

         1. Loan. This Note is the promissory note (the"Note") of the Company referred to in the Loan Agreement (the "Agreement") dated as of the date hereof between the Company and the Holder. Payment of amounts owing by the Company under this Note is also secured by a Security Agreement from the Company to the Holder, dated as of the date hereof (the "Security Agreement").

         2. Grace Period. Notwithstanding anything to the contrary contained herein, the Company shall have an additional sixty (60) days to make any installment payment. In the event any installment payment is made after the date on which it is first due, then the Company shall pay an additional one thousand dollars ($1,000) as a late charge.

         3. Events of Default. The occurrence of any of the following events shall constitute an event of Default hereunder:

                  (a) failure of the Company to pay, when due (including any grace period), any installment payment owing upon this Note;

                  (b) failure of the Company to perform, comply with or observe any term, covenant or agreement contained in the Agreement or in the Security Agreement and the continuance of such failure for ten (10) calendar days after notice from the Creditor;

                  (c) breach in any material respect by the Company of any representation or warranty, as of the date when made or deemed made, contained in the Agreement or in the Security Agreement, or in any document, instrument or certificate executed by the Company in favor of the Creditor;

                  (d) dissolution, liquidation, winding up or cessation of the business of the Company, or the failure of the Company to meet its debts as they mature, or the calling of a meeting of creditors of the Company for purposes of compromising the debts of the Company;

                  (e) (i) the commencement by the Company of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence; or (ii) the commencement against the Company of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence and such case or proceedings diligently pursued within thirty (30) days and is not dismissed within sixty (60) days;

                  (f) an event of default occurs under any note, agreement or instrument evidencing indebtedness of the Company (other than the Note) and such event of default has not been cured or waived; or

                  (g) the Company shall have a judgment for more than $25,000 entered against it and the same shall not be stayed, vacated, bonded, paid or discharged within thirty (30) days thereafter unless such judgment is fully covered by insurance and the insurer has not denied liability therefor or defense thereof.

         During the continuance of an Event of Default, the Holder, by notice to the Company, may declare the unpaid Principal Amount, accrued interest thereon and all other amounts payable hereunder to be forthwith due and payable whereupon such unpaid Principal Amount and all such accrued interest and other amounts payable shall become and be immediately due and payable, without presentment, demand, protect or other notice of any kind all of which the Company hereby expressly waives.

         4. Governing Law: Jurisdiction. This Note shall be governed and construed under the laws of the State of New Jersey applicable to debts and obligations incurred and to be paid solely in such jurisdiction. Any legal action or proceeding with respect to this Note may be brought in the courts of the state of New Jersey situated in the City of __________ and County of __________, by execution and delivery of this Note, the Company hereby accepts for itself and in respect of its property generally the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, (a) objection including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (b) the right to interpose any counter-claim or cross-claim that does not arise from this Note. The Company irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address set forth above. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or tow commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         5. Past Due Payments. All past due principal and interest, whether due as the result of acceleration of maturity or otherwise, shall accrue interest at the maximum rate of interest permitted by applicable law to be charged to and paid by the Company from maturity until paid; but if there is no such applicable maximum rate of interest, then all past due principal and interest shall accrue interest at fifteen percent (15%) per annum from maturity until paid.

         6. Waivers. The Company expressly waives (to the extent arising by constitution, law or otherwise) presentment for payment, demand, protest, notice thereof and dishonor, and diligence in collecting, notice of nonpayment, or any other notice of any kind, and agrees that its liability on this Note shall not be affected by any renewal or extension in the time of payment hereof or by any indulgences.

         7. Expenses. The Company agrees to pay the reasonable fees and disbursements of counsel to the Holder in connection with the preparation, execution and delivery of the Agreement, the Security Agreement and this Note for such fees, and further agrees to reimburse the Holder for all its reasonable costs and expenses incurred in connection with the enforcement, collection or preservation of any rights under this Note including, without limitation, reasonable fees and disbursements of counsel to the Holder.


                                    RITE-WAY OF NEW JERSEY

                                    By: ____________________________
                                             Name:    Michael Rosenberg
                                             Title:   President

                                   Exhibit C
                      $2 Million Loan & Security Agreement

                                 LOAN AGREEMENT


         LOAN AGREEMENT dated      , 2002 between RITE-WAY OF NEW JERSEY, a New
Jersey corporation ("Debtor") and MARK SOLUTIONS, INC., a Delaware corporation (the "Creditor")

         WHEREAS, Debtor has purchased certain assets from Creditor pursuant to an asset purchase agreement (the "Purchase Agreement") dated _______, 2002, and under the terms of the Purchase Agreement Debtor is indebted to Creditor in the principal amount of $2,000,000 (the "Indebtedness") as evidenced by a Promissory Note of even date herewith.

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in the Note, a security agreement of even date herewith (the "Security Agreement") and this Agreement, the parties agree as follows:

         I.       The Indebtedness

                  1.1 The Indebtedness shall bear interest at the rate specified in the Note. the Indebtedness shall be repaid in thirty-six (36) monthly installments, the first installment to be due on or before the fifteenth (15th ) day of the next month following the date of Closing of the Purchase Agreement and thereafter 35 monthly installments due on or before the fifteenth day of each successive month.

                  1.2 The Debtor shall secure its obligations under the Note and this Loan Agreement by delivering to the Creditor a security agreement (the "Security Agreement") in substantially the form of Exhibit ___ attached to the Purchase Agreement (and with the Note and this Loan Agreement, collectively the "Loan Documents").

         II.      Conditions of Extending Credit

                  2.1 (a) The obligation of the Creditor to extend credit to the Debtor is subject to satisfaction of the following conditions precedent:

                      (b) The Creditor shall have received the Note and the Security Agreement, each executed by a duly authorized representative of the Debtor.

                      (c) The Creditor shall have received a signed certificate of the Chief Executive Officer of the Debtor certifying as to the incumbency, authority and signature of representatives of the Debtor signing the Loan Documents, and the adoption and continuing validity of resolutions authorizing and approving the execution, delivery and performance of the Loan Documents.

                      (d) There shall have been duly filed and recorded in all requisite offices, in form and substances satisfactory to the Creditor, Uniform Commercial Code Financing Statements naming the Debtor as debtor and the Creditor as secured party with respect to the collateral set forth in the Security Agreement (the "Collateral").

                      (e) Creditor shall have received such Uniform Commercial Code, tax and judgement search reports as it shall deem necessary reflecting the absence of liens on the Collateral (the "Search Reports").

                      (f) The Creditor shall have received a signed certificate of the Chief Executive Officer of the Debtor as to the continuing accuracy of the representations and warranties of the Debtor set forth in this Agreement.

                  2.2 Upon satisfaction of the conditions precedent set forth in
Section 2.1, the Creditor shall make the Loan to the Debtor.

         III.     Representations, Warranties and Additional Undertakings

                  3.1 The Debtor hereby warrants and represents that it has not granted any lien upon or security interest in the Collateral, or any proceeds thereof, in favor of any other person other than Permitted Encumbrances (as defined in the Security Agreement).

                  3.2 The Debtor agrees to advise the Creditor promptly, in reasonable detail, of any event which would have a material adverse effect on the value of the Collateral or on the security interest granted to the Creditor therein.

                  3.3 The Debtor agrees to comply with the requirements of all federal and state laws in order to grant to the Creditor valid and perfected priority security interests in the Collateral, subject only to Permitted Encumbrances.

                  3.4 The Debtor agrees that it will comply with all acts, rules, regulations, and orders of any legislative, administrative or judicial body or official, applicable or to Collateral or any part thereof and the business of the Debtor; provided , however, that the Debtor may contest in good faith any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not materially and adversely affect the Creditor's rights or priority in any Collateral.

                  3.5 The Debtor represents and warrants that the execution and delivery by the Debtor of the Loan Documents and of all other instruments, documents and agreements executed and delivered in connection herewith and the performance of obligations of the Debtor hereunder and thereunder: (i) is within its powers; (ii) has been duly authorized by all necessary action of its Board Members; (iii) is not in contravention of the terms of the Certificate of Formation or Operating Agreement of, or of any indenture, agreement or undertaking to which, the Debtor or any of its assets or properties are bound, and does not require any governmental consent, registration or approval; (iv) does not contravene any contractual or governmental restriction binding upon the Debtor; and (v) will not, except in the imposition of any liens or encumbrances upon any of the assets or properties of the Debtor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other instrument or instrument to which the Debtor is a party or by which it or any of its assets or properties may be bound or affected.

                  3.6 The Debtor represents and warrants that this Agreement, the other Loan Documents and all of the other instruments, documents and agreements executed and delivered in connection herewith and therewith are the legal, valid and binding obligations of the Debtor and are enforceable against the Debtor in accordance with their respective terms.

         IV.      Affirmative Covenants

         Until payment and satisfaction of all obligations due hereunder, the Note and the other Loan Documents, the Debtor agrees that, unless the Creditor shall have otherwise consented in writing:

                  4.1 It shall furnish to the Creditor the following information within the following time periods:

                      (a) Within 45 days after the end of each fiscal quarter of the Debtor, a balance sheet of the Debtor as at the end of each fiscal quarter of the Debtor, and statements of cash flow and of profit and loss of the Debtor for each such fiscal quarter, all certified by the chief financial or accounting officer of the Debtor, which certification shall include the statement that (i) such financial statements have been prepared in accordance with generally accepted accounting principles and (ii) there is not a default or Event of Default (as hereinafter defined) under any provisions of this Agreement;

                      (b) such other information relating to the business, affairs, prospects and financial condition of the Debtor as the Creditor may reasonably request, upon request therefor.

                  4.2 It shall maintain its existence, maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts and other rights reasonably necessary or desirable to the conduct of the business of the Debtor, shall continue in, and limit the operations of the Debtor to, the same general lines of business as that presently conducted and shall comply in all material respects with all applicable laws and regulations of any federal, state or local governmental authority, except for such laws and regulations the violation of which would not, in the aggregate, have a material adverse effect on the financial condition, results of operations or business of the Debtor or the ability of the Debtor to perform its obligations hereunder and under the other Loan Documents.

                  4.3 It shall, as soon as possible, and in any event within five (5) business days after the Debtor learns of the following, give written notice to the Creditor of (i) the institution or threatened institution of any proceeding(s) by or against the Debtor in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign), and (ii) any material adverse change in the business, assets, condition, financial or otherwise, or prospects of the Debtor.

         V.       Negative Covenants.

         Until payment and satisfaction of all obligations due hereunder, under the Note and the other Loan Documents, the Debtor agrees that, unless the Creditor shall have otherwise first consented in writing, the Debtor will not:

                  5.1 mortgage, assign, pledge, transfer or otherwise permit any lien, charge, security interest, encumbrances or judgement (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on the Collateral except for Permitted Encumbrances;

                  5.2 sell, lease, assign, transfer or otherwise dispose of either all or substantially all of its assets and properties;

                  5.3 merge, consolidate or (without ten (10) days' prior written notice to Creditor) otherwise alter, change or modify its name, mailing address, principal place of business, chief executive office, structure, status or existence except for the Transfer;

                  5.4 assume, guarantee, endorse, or otherwise become liable upon, the obligations of any person, except for the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  5.5 declare or pay any dividend of any kind on, or purchase, acquire, redeem or retire, any equity interest of the Debtor, of any class whatsoever, whether now or hereafter outstanding;

                  5.6 make any advance or loan to, any investment in, any person, except in the ordinary course of Debtor's business (but in any event not to Michael Rosenberg);

                  5.7 engage in any transaction outside the ordinary and regular course of business;

                  5.8 incur any additional indebtedness for money borrowed; or

                  5.9 make any payments (directly or indirectly) on account of any outstanding indebtedness for money borrowed or owing.

         VI.      Events of Default and Remedies.

                  6.1 The occurrence of any of the following events shall constitute an Event of Default hereunder:

                      (a) failure of the Debtor to pay when due any amount owing under the Note or any other Loan Document;

                      (b) failure of the Debtor to perform, comply with or observe any term, covenant or agreement contained in this Agreement or contained in the Security Agreement, and the continuance of such failure for ten (10) calendar days after notice from the Lender;

                      (c) breach in any material respect by the Debtor of any representation or warranty, as of the date when made or deemed made, contained herein or in the Security Agreement or in any document, instrument or certificate executed by Debtor in favor of the Creditor;

                      (d) dissolution, liquidation, winding up or cessation of the Debtor's business, or the failure of the Debtor to meet its debts as they mature, or the calling of a meeting of the Debtor's creditors for purposes of compromising the Debtor's debts;

                      (e) (i) the commencement by the Debtor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence; or (ii) the commencement against the Debtor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence and such case or proceeding is not pursued within thirty (30) days and is not dismissed within forty-five (45) days;

                      (f) the Debtor suffers or sustains a material adverse change in its business, operations, assets, prospects or financial condition;

                      (g) an event of default occurs under any note, agreement or instrument evidencing other indebtedness of the Debtor and such event of default has not been cured or waived; or

                      (h) the Debtor shall have a judgment for more than $25,000 entered against it and the same shall not be stayed, vacated, bonded, paid or discharged within thirty (30) days thereafter unless such judgment is fully covered by insurance and the insurer has not denied liability therefor.

                  6.2 Upon the occurrence of an Event of Default, at the option of the Creditor, all obligations due hereunder, under the Note and under the other Loan Documents are and shall become due and payable upon demand to the Debtor, without presentment, protest or any other requirement or obligation of the Creditor.

         VIII.    Miscellaneous

                  8.1 The Debtor hereby waives presentment and protest and any notices thereof as well as notice of nonpayment other than notice of demand for payment. No delay or omission of the Creditor to exercise any right or remedy hereunder or under any other Loan Document, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof of as a waiver of any such Event of Default. No single or partial exercise by the Creditor of any right or remedy, nor any failure or delay on the part of any Creditor to exercise any right or remedy, shall preclude any other further exercise thereof, or preclude any other right or remedy.

                  8.2 The Debtor and the Creditor each hereby waive any right to a trial by jury in any action or proceeding arising out of this agreement, the note or any other loan document.

                  8.3 The validity, interpretation and enforcement of this agreement shall be governed by the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

                  8.4 Any legal action or proceeding with respect to this Loan Agreement or the Note, or any other loan document may be brought in the courts of the State of New Jersey situated in the Cityof Jersey City and County of Hudson, and, by execution and delivery of this agreement, the Debtor hereby accepts for itself and in respect of its property generally the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives, in connection with any such action or proceeding, (a) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (b) the right to interpose any noncompulsory set-off, counterclaim or cross-claim. The Debtor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Debtor at the address set forth in Section 8.5 hereof. Nothing herein shall affect the right of the creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the debtor in any other jurisdiction, subject in each instance to the provisions hereof with respect to rights and remedies.

                  8.5 Except as otherwise provided herein, all notices and correspondences hereunder shall be sent by ordinary mail, or by facsimile transmission, promptly confirmed in writing sent by ordinary mail, to Creditor, at 1135 Clifton Avenue, Clifton, New Jersey 07013, Attention: Carl Coppola; with copies thereof to: Winne, Banta, Rizzi, Heterington & Basralian, P.C., Court Plaza North, 25 Main Street, P.O. Box 647, Hackensack, NJ 07601, Attention: Gary
S. Redish, Esq.; and if to Debtor, 150 Pacific Avenue, Jersey City, NJ 07304,
Attn.: Michael Rosenberg, with copies thereof to Jack Goldstein, Esq.,
_____________________________________.

                  8.6 The Debtor shall not have the right to assign this Agreement or any interest herein. The Creditor may assign this Agreement or any interest herein. The Creditor may assign its rights under this Agreement and the other Loan Documents.

                  8.7 This Loan Agreement, the Note, the Asset Purchase Agreement and the Security Agreement constitute the entire agreement between the Debtor and the Creditor as to the subject matter contained in this Agreement, and supersede any such prior agreements between them. This Loan Agreement can be changed only by a writing signed by both the Debtor and the Creditor and shall bind and benefit the Debtor and the Creditor and their respective successors and assigns.

                  8.8 The article titles contained in this Agreement are for convenience of reference only, shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized representatives as of the date set forth above.

                             RITE-WAY OF NEW JERSEY

                             By: ____________________________________
                                      Name:    Michael Rosenberg
                                      Title:   President

                             MARK SOLUTIONS, INC.


                             By: ____________________________________
                                      Name:    Carl Coppola
                                      Title:   President

                               SECURITY AGREEMENT

         AGREEMENT made this ___ day of ________ 2002 between RITE-WAY OF NEW JERSEY ("Debtor"), a New Jersey corporation, with its principal place of business at 150 Pacific Avenue, Jersey City, NJ 07304, and MARK SOLUTIONS, INC., a Delaware corporation with a place of business at 1135 Clifton Avenue, Clifton, NJ 70013 (the "Creditor").

         WHEREAS, Debtor has purchased certain assets from Creditor's Mark Correctional Systems division; and

         WHEREAS, Debtor is indebted to creditor in the amount of Two Million Dollars ($2,000,000) representing a portion of the purchase price due from Debtor to Creditor (the "Indebtedness"); and

         WHEREAS, Debtor is obligated to pay the Indebtedness in installment payments pursuant to a promissory note (the "Note") and is obligated to secure the payment thereof pursuant to a loan agreement (the "Loan Agreement") of even date herewith;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is agreed as follows:

1.       Grant

         Debtor hereby grants a continuing security interest to Creditor in and to the following property, whether now existing or owned, or hereafter arising, manufactured, acquired, and in and to all substitutions and replacements therefor, wherever the same may be now or hereafter located (all of such property is herein referred to as the "Collateral"):

         (i) All goods (as defined by the Uniform Commercial Code as in effect in the State of New Jersey ("UCC") of Debtor, including but not limited to all inventory, merchandise, raw materials, parts, partially fabricated items, assemblies, accessions, accessories, attachments, supplies and other tangible personal property in all stages of manufacture and completion held by Debtor for processing, sale or lease or furnished or to be furnished under contracts of service or to be used or consumed in Debtor's business whether or not on consignment to Debtor, or delivered to Debtor on a sale or return, sale on approval or sale or use basis.

         (ii) All accounts (as defined by the UCC) as well as all right, title and interest of Debtor in the goods and services which will or have given rise thereto, including rights of stoppage in transit, and also all notes, drafts acceptances, letters of credit, and all other instruments representing or evidencing a right to payment, or surety for the payment for goods sold or leased or for services rendered by Debtor or any agreement or contract relating thereto, except as to accounts receivable of the debtor having a face value of $500,000. Creditor's security interest in the $500,000 of Accounts Receivable shall be subordinate to the first lien holder.

         (iii) All equipment (as defined by the UCC) and all other tangible personal property of all types and descriptions of Debtor.

         (iv) All contract rights (as such term is understood under the present or prior versions of the UCC) of Debtor now existing or hereafter arising, under contracts to sell or lease goods or render services or use rights licensed to Debtor, or developed for Debtor, by others as well as all goods, raw materials, and other property now or at any time hereafter acquired by Debtor for the performance of such contracts and all chattel paper, documents, instruments, letters of credit, bankers acceptances, credit balances with banks, guaranties and uncertificated securities.

         (v) All general intangibles (as defined by the UCC), and all registered and unregistered patents, copyrights, trademarks, service marks, trade secrets, computer software, designs, literary intellectual property, performance rights, and licenses, permits, franchises and rights governed by the laws of the United States or by the several states, foreign nations, treaty or convention.

         (vi) All cash collateral (as defined by Title 11 of the United States Code), rents, license fees, insurance proceeds once paid, tax refunds, condemnation awards, money judgments and choses in action.

         (vii) All guaranties, sureties, collateral and securities for, proceeds of all insurance on and all proceeds and products of any of the foregoing specified in clauses (i) thought (vi) above.

         (viii) All proceeds realized from the sale, lease, license or use of any of the above or any interest or right therein.

         (ix) All of the issued and outstanding common stock and/or preferred stock of Debtor held by Michael Rosenberg.

         The Collateral, and all proceeds thereof, are pledged, assigned and transferred, and a security interest therein is granted to Creditor as security for the payment and performance of (i) the principal of and interest on the promissory note of Debtor (the "Note") issued pursuant to a certain Loan Agreement dated March , 2000 between Debtor and Creditor (the :Loan Agreement:),
(ii) all other obligations of Debtor under the Loan Agreement and (iii) l expenses of Creditor in enforcing any of its rights under the Loan Agreement, the Note and this Agreement (collectively, the "Obligations").

2.       Maintenance; Place of Business

         Debtor shall keep and maintain the Collateral in good order and condition at its place of business as set forth above. Debtor shall give Creditor at least 10 days' prior written notice of any new location of the Collateral not set forth above.

3.       Ownership

         Except for the security interest created hereunder and Permitted Encumbrances (as hereinafter defined), Debtor is, or as to property acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance and will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and shall not transfer or assign or create, grant or suffer to exist any pledge, lease mortgage, other security interest, lien or encumbrance upon or in respect of the Collateral except in favor of Creditor other than Permitted Encumbrances.

         "Permitted Encumbrances" means:

         (A) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business that are not yet due and payable;

         (B) Liens of mechanics, materialmen, warehousemen, carriers, or other like liens, securing obligations incurred in the ordinary course of business that are not yet due and payable;

         (C) Good faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases (other than leases intended as security for indebtedness), or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds (not intended as security for Indebtedness for money borrowed) required in the ordinary course of business; and

         (D) Purchase money security interests granted to secure the purchase price of assets and attaching only to the assets purchased.

         (E) A first secured interest in debtor's accounts receivable having a face value of $500,000.

4.       Use

         Debtor shall use the Collateral only in a lawful manner not inconsistent with this Agreement and the terms and conditions of any policy of insurance regarding it.

5.       Insurance

         Debtor shall, at its own expense, with respect to the Collateral, maintain with financially sound and reputable insurance companies or associations insurance of the kinds, covering the risks and in the relative proportionate amounts usually carried by companies engaged in business similar to that of the Debtor, with loss payable, in each instance, to Creditor as its interest may appear as well as such other insurance as may from time to time be required by Creditor and will furnish Creditor with such evidence of insurance and of the assignment thereof to Creditor, as Creditor may require; provided, however, that in no event shall such insurance at any time be less than the amount of the Obligations or the fair market value, at retail valuation, of the Collateral, which ever is lower.

6.       Inspection

         Debtor shall at all reasonable times and from time to time permit Creditor, by or through any of its officers, agents, employees, attorneys or accountants, to inspect the Collateral and to examine and inspect and make extracts from Debtor's books and other records, and in the event of default, with respect to accounts or contract rights, to arrange for verification thereof, under reasonable procedures, directly with account debtors or contract debtors or by other methods.

7.       Taxes

         Debtor shall pay all taxes levied or assessed whether upon it, or upon Creditor, or upon or with respect to the Collateral, Creditor's security interest therein or the Obligations hereby secured; provided, however, that Debtor shall not be required to pay any obligation or tax being contested in good faith provided an adequate bond is posted in connection therewith and provided further that no foreclosure or distraint proceedings have been instituted thereon.

8.       Maintenance of Records and Reports

         Debtor will not remove its books and records from 150 Pacific Avenue, Jersey City, New Jersey without ten (10) days' prior written notification to Creditor. Such books and records shall be maintained in accordance with generally accepted accounting principles and practices consistently applied from period to period and, with respect to accounts receivable, shall show in an accurate manner the outstanding balances thereof, their respective ages, as well as any credits and offsets thereto. Debtor shall furnish Creditor with such other reports may from time to time reasonably request and in form reasonably required by Creditor.

9.       Creditor's Payments

         Provided that Creditor is under no obligation to under take any of the following, Creditor, at its option, may discharge any taxes, liens security interests or other encumbrances to which any Collateral is at any time subject, may take any steps necessary to preserve its rights in any Collateral against any prior party, may upon the failure of Debtor so to do, purchase insurance on any Collateral and may pay for the manufacture, fabrication, procurement, completion, delivery, repair, maintenance and preservation of any Collateral and make and receive payment therefor. Debtor agrees to reimburse Creditor on demand for any payments made or expenses incurred by Creditor pursuant to the foregoing authorization. Debtor's duty to repay monies advanced hereunder shall become, upon Creditor's advance, part of the Obligations secured hereby.

10.      Appointment of Creditor as Agent and Attorney in Fact

         Upon the occurrence of any Event of Default (as defined in paragraph
12) and prior to any cure thereof, Creditor may, at its option, but with five
(5) days' prior written notice to Debtor, whenever and as it deems advisable and in addition to its rights upon default, notify the account debtors and obligors to make all future payments thereon directly to Creditor.

         With respect to accounts, Debtor hereby irrevocably appoints Creditor the true and lawful attorney of Debtor with full power of substitution, in the name of Creditor or in the name of Debtor or otherwise, for the sole benefit of Creditor but at the sole expense of Debtor, (a) to demand, collect, receive payment of , receipt for, settle, compromise or adjust, and give discharges and releases in respect of the accounts, or any of them; (b) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the accounts or any of them to enforce any other rights in respect thereof ir in respect of the goods or services which have given rise thereto; (c) to defend any claim, suit, action, or proceeding brought against Debtor in respect of any account receivable or the goods or services which have given rise thereto; (d) to settle, compromise (b) or (c) above, and in connection therewith, to give such discharges or releases as Creditor may seem appropriate; (e) to issue, draw and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing or securing the accounts or any of them; and
(f) generally to sell, assign, transfer, pledge, make any agreement in respect of or otherwise deal with any account or the goods or services which have given rise thereto as fully and completely as thought Creditor were the absolute owner thereof for all purposes; provided, however, Creditor may exercise its power of attorney only upon default and 5 days' prior written notice to Debtor. The powers conferred on Creditor by this Agreement are solely to protect the interest of Creditor and shall not impose any duty upon Creditor to exercise any such power, and if Creditor shall exercise any such power, it shall be accountable only for amounts that it actually receives as a result thereof and shall not be responsible to Debtor except for its own willful misconduct.

11.      Proceeds of Collateral

         In addition to any other rights Creditor may have hereunder or under law or any other instrument, Creditor may, at its option, upon the occurrence of an Event of Default, and prior to any cure thereof, take control of any proceeds of Collateral to which Creditor is entitled hereunder or under any applicable law, and in doing so, Creditor may require Debtor to transmit all proceeds of Collateral, in the form of cash, checks, notes, or other instruments, on the day same are received by Debtor, bearing such endorsements as may be appropriate and accompanied by a report, in form approved by Creditor, showing the amount of each item. Upon receipt thereof, Debtor shall hold such proceeds in trust for Creditor without commingling the same with other funds of Debtor. When received by Creditor, such proceeds shall be deposited with a commercial bank located in the State of New Jersey in a non-interest bearing segregated account. Each such credit shall be conditional upon final payment to Creditor of the item for which such credit was given and if any item is not so paid the credit for such item shall be reversed whether or not the item has been returned. Funds in the segregated account shall be part of the Collateral for Obligations. After the cure of any Event of Default, any funds in the segregated account shall be turned over to Debtor.

12.      Default

         The occurrence of any Event of Default under the Loan Agreement or the Note shall each constitute an "Event of Default" under this Agreement.

13.      Rights and Remedies on Default

         (a) Upon the occurrence of any Event of Default, and at any time thereafter during the continuance thereof, in addition to any right given by law or any other instrument or document executed by Debtor and without notice or demand, Creditor (i) shall have all rights and remedies afforded to secured creditors under the UCC; (ii) may and is authorized to enter upon Debtor's premises; (iii) may take immediate possession of all or any portion of the Collateral, with or without legal process, and timely take such measures as it may deem necessary for the proper care and protection thereof; (iv) may haul, deliver, store (for a reasonable period of time) and sell the Collateral, nor any part thereof, at such time or times for such sum or sums of money as it may deem proper, which sale may be public or private, and at any such sale Creditor may become the purchaser of the Collateral.

         (b) Creditor may require Debtor, upon notice to Debtor, to assemble any part of the Collateral and make it available to Creditor at a place to be designated by Creditor.

         (c) Whenever notification with respect to the sale or other disposition of Collateral is required by law, such notification of the time and place of any public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if given at least ten days before the time of such public sale, or the date after which any such private sale or other intended disposition is to be made, as the case may be.

         (d) All of Creditor's rights and remedies, whether by statute, rule, common law, or evidenced hereby or by the Loan Agreement or the Note or any other agreement, instrument or paper shall be cumulative and may be exercised separately or concurrently. Creditor shall not be required to marshal collateral or proceed first against any item of collateral, security, guaranty, surety or obligor before exercising its rights hereunder. To the fullest extent permitted by applicable law, Debtor waives the benefit of any law, rule or regulation requiring Creditor to elect remedies or proceed in a single proceeding or cause of action against Debtor, the Collateral or any person liable on any of the Obligations. Debtor agrees to pay on demand all costs and expenses (including reasonable attorneys' fees) incurred or paid by Creditor in enforcing the Obligations in default and the same shall be additional Obligations hereunder and secured hereby. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or other disposition shall be applied to the payment of any and all obligations of Debtor to Creditor and any and all other liabilities hereby secured, due or to become due, in such order of preference as Creditor may determine, proper allowance for interest on liabilities not then due being made, and, unless otherwise provided by law, any excess shall be returned to Debtor.

14.      Additional Collateral

         Any and all property securities of Debtor at any time in the possession of the Creditor shall at all times constitute additional security for the Obligations and may e set off against, or sold (in the manner hereinabove stated) and applied to any Obligations, at any time.

15.      Further Warranties, Covenants and Agreements

         Debtor further warrants, covenants and agrees as follows:

         (a) Debtor will not conduct business under any name other than its own name and the tradename "Mark Correctional Systems" and shall advise Creditor at least ten (10) days prior to its use of any new name.

         (b) With respect to each present and future account, such account represents and will represent the valid, binding and enforceable obligation of the account debtor for the amount indicated and is not, and will not at any time become, contingent upon the fulfillment of any contract or condition whatsoever or, to the best of Debtor's knowledge, subject to any defense, offset or counter-claim and no agreement has been made nor will be made without the prior written consent of Creditor in each instance for any reduction of principal or interest thereon.

         (c) With respect to each contract under which a security interest in contract rights is herein granted to Creditor, such contract constitutes a valid, binding and enforceable obligation of the contract debtor therein and no payments have been received or made thereon except as disclosed in writing to Creditor.

         (d) All sales shall be made or performed by Debtor only under Debtor's name and the tradename "Mark Correctional Systems".

         (e) Debtor's liability under this Agreement shall not be affected by any extension of time or renewal of any note or modification or indulgence or the release or modification of any security or release of any guarantor whether or not notice shall have been given to Debtor.

         (f) Debtor has no subsidiaries and owns no investments or interests in any other corporation, business entity or in any real property, leases (except as lessee) or other chattels real.

16.      Waiver

         Any condition or restriction hereinabove imposed with respect to Debtor may be waived, modified or suspended by Creditor but only by Creditor's prior action in writing and only as so expressed in such writing and not otherwise. Creditor shall not be deemed to have waived any of its other rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Creditor. No delay or omission on the part of Creditor in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

17.      Notices

         Any demand upon, or notice to Debtor that Creditor may elect to give shall be effective three days after deposit in the United States mails by certified mail with postage and certification charges prepaid and addressed to Debtor at the address shown at the beginning of this agreement or as modified by any notice given to Creditor after the date hereof. Demands or notices addressed to any other address at which Creditor customarily communicates with Debtor shall be effective when received by Debtor. Notices to Creditor shall be given in like manner addressed to it at 1135 Clifton Avenue, Clifton, NJ 07013,
Attention: President, or to such other address as it may specify by a notice given to Debtor after the date hereof and shall be effective when received by Creditor.

18.      Further Assurances

         Debtor will join with Creditor in the execution and filing of appropriate financing statements under the UCC, and any appropriate filings in the Patent and Trademark Office and at all times Debtor will do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, itself and by any corporation or person obligated to Debtor so to do, all and every such further acts, deeds, and assurances as Creditor shall reasonably require for the better assuring , perfecting and confirming unto Creditor, the security interest in the Collateral and the rights, privileges and remedies hereby or in any other agreement created, granted or assigned, or intended so to be, or which it may herein or hereafter become bound to create, grant or assign to Creditor.

19.      Modification

         This agreement may not be modified, superseded or amended to affect Creditor except by a writing executed by the party to be bound making express reference hereto and the part hereof to be affected in each instance.

20.      Partial Invalidity

         If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

21.      Successors and Assigns

         All rights of and benefits to Creditor hereunder shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind Debtor's successors and assigns.

22.      Interpretation

         This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New Jersey relating to contracts executed and to be fully performed in such state.

23.      Sealed Instrument

         This agreement is intended to take effect as a sealed instrument when signed by the Debtor and delivered to Creditor.

24.      Counterparts

         This agreement may be signed in counterparts. The counterparts, taken together, will constitute and one and the same original.

25.      Jury Waiver

         The parties, recognizing the delays and added expenses which usually arise from jury trials, each waive their right to a trial by jury in any action, cause or proceeding involving this Agreement, the Loan Agreement, the Note, the Collateral and any breach or alleged breach of the foregoing or of any right, duty or obligation relating thereto.

26.      Governing Law; Jurisdiction

         The validity, interpretation and enforcement of this Agreement shall be governed by the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New Jersey, situated in the City of _________ and County of _________and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property generally the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, (a) objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and(b) the right to interpose any noncompulsory set-off, counterclaim or cross-claim. The Company irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address set forth above. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         IN WITNESS WHEREOF, this agreement has been executed as of the day and year first above written.

                             RITE-WAY OF NEW JERSEY


                             By: ______________________________________
                                      Name:    Michael Rosenberg
                                      Title:

                             MARK SOLUTIONS, INC.


                             By: ______________________________________
                                      Name:    Carl Coppola
                                      Title:   President

                                   Exhibit D
                             90-Day Promissory Note

                                 PROMISSORY NOTE

$____________________      , 2002

         FOR VALUE RECEIVED, the undersigned, RITE-WAY OF NEW JERSEY, a New Jersey corporation (the "Company"), with its principal place of business located at 150 Pacific Avenue, Jersey City, New Jersey 07304, promises to pay to the order of MARK SOLUTIONS, INC., a New Jersey corporation, or its assigns (the "Holder"),____________________ ($_________) (the "Principal Amount") on or
before ninety (90) days from the date hereof together with interest of eight (8%) percent on the unpaid Principal Amount outstanding from the date hereof until the unpaid Principal Amount shall have been paid in full. Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

         1. Loan. This Note is the promissory note (the"Note") of the Company referred to in the Loan Agreement (the "Agreement") dated as of the date hereof between the Company and the Holder. Payment of amounts owing by the Company under this Note is also secured by a Security Agreement from the Company to the Holder, dated as of the date hereof (the "Security Agreement").

         2. Events of Default. The occurrence of any of the following events shall constitute an event of Default hereunder:

                  (a) failure of the Company to pay, when due (including any grace period), any installment payment owing upon this Note;

                  (b) failure of the Company to perform, comply with or observe any term, covenant or agreement contained in the Agreement or in the Security Agreement and the continuance of such failure for ten (10) calendar days after notice from the Creditor;

                  (c) breach in any material respect by the Company of any representation or warranty, as of the date when made or deemed made, contained in the Agreement or in the Security Agreement, or in any document, instrument or certificate executed by the Company in favor of the Creditor;

                  (d) dissolution, liquidation, winding up or cessation of the business of the Company, or the failure of the Company to meet its debts as they mature, or the calling of a meeting of creditors of the Company for purposes of compromising the debts of the Company;

                  (e) (i) the commencement by the Company of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence; or (ii) the commencement against the Company of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence and such case or proceedings diligently pursued within thirty (30) days and is not dismissed within sixty (60) days;

                  (f) an event of default occurs under any note, agreement or instrument evidencing indebtedness of the Company (other than the Note) and such event of default has not been cured or waived; or

                  (g) the Company shall have a judgment for more than $25,000 entered against it and the same shall not be stayed, vacated, bonded, paid or discharged within thirty (30) days thereafter unless such judgment is fully covered by insurance and the insurer has not denied liability therefor or defense thereof.

         During the continuance of an Event of Default, the Holder, by notice to the Company, may declare the unpaid Principal Amount, accrued interest thereon and all other amounts payable hereunder to be forthwith due and payable whereupon such unpaid Principal Amount and all such accrued interest and other amounts payable shall become and be immediately due and payable, without presentment, demand, protect or other notice of any kind all of which the Company hereby expressly waives.

         3. Governing Law: Jurisdiction. This Note shall be governed and construed under the laws of the State of New Jersey applicable to debts and obligations incurred and to be paid solely in such jurisdiction. Any legal action or proceeding with respect to this Note may be brought in the courts of the state of New Jersey situated in the City of __________ and County of __________, by execution and delivery of this Note, the Company hereby accepts for itself and in respect of its property generally the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, (a) objection including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (b) the right to interpose any counter-claim or cross-claim that does not arise from this Note. The Company irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address set forth above. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or tow commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         4. Past Due Payments. All past due principal and interest, whether due as the result of acceleration of maturity or otherwise, shall accrue interest at the maximum rate of interest permitted by applicable law to be charged to and paid by the Company from maturity until paid; but if there is no such applicable maximum rate of interest, then all past due principal and interest shall accrue interest at fifteen percent (15%) per annum from maturity until paid.

         5. Waivers. The Company expressly waives (to the extent arising by constitution, law or otherwise) presentment for payment, demand, protest, notice thereof and dishonor, and diligence in collecting, notice of nonpayment, or any other notice of any kind, and agrees that its liability on this Note shall not be affected by any renewal or extension in the time of payment hereof or by any indulgences.

         6. Expenses. The Company agrees to pay the reasonable fees and disbursements of counsel to the Holder in connection with the preparation, execution and delivery of the Agreement, the Security Agreement and this Note for such fees, and further agrees to reimburse the Holder for all its reasonable costs and expenses incurred in connection with the enforcement, collection or preservation of any rights under this Note including, without limitation, reasonable fees and disbursements of counsel to the Holder.


                                          RITE-WAY OF NEW JERSEY

                                          By: ____________________________
                                                   Name:    Michael Rosenberg
                                                   Title:   President

                                   Exhibit E
                        90-Day Loan & Security Agreement

                                 LOAN AGREEMENT

         LOAN AGREEMENT dated       , 2002 between RITE-WAY OF NEW JERSEY, a New
Jersey corporation ("Debtor") and MARK SOLUTIONS, INC., a Delaware corporation (the "Creditor")

         WHEREAS, Debtor has purchased certain assets from Creditor's Mark Correctional Division pursuant to an asset purchase agreement (the "Purchase Agreement") dated _______, 2002, and under the terms of the Purchase Agreement Creditor is entitled to receive $1,000,000 of the cash held by the division at the time of the closing of the Asset Purchase and in the event there is less than $1,000,000, then a Promissory note (the "Note") for the amount of the deficiency (the "Indebtedness"); and

         WHEREAS, the Debtor is indebted to Creditor in the amount of $________ as evidenced by the Note;

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in the Note, a security agreement of even date herewith (the "Security Agreement") and this Agreement, the parties agree as follows:

         I.       The Indebtedness

         1.1 The Indebtedness shall bear interest at the rate specified in the Note. the Indebtedness shall be repaid in thirty-six (36) monthly installments, the first installment to be due on or before the fifteenth (15th) day of the next month following the date of Closing of the Purchase Agreement and thereafter 35 monthly installments due on or before the fifteenth day of each successive month.

         1.2 The Debtor shall secure its obligations under the Note and this Loan Agreement by delivering to the Creditor a security agreement in substantially the form of Schedule 1.2 hereto (the "Security Agreement", and with the Note and this Loan Agreement, collectively the "Loan Documents").

         II.      Conditions of Extending Credit

         2.1 (a) The obligation of the Creditor to extend credit to the Debtor is subject to satisfaction of the following conditions precedent:

         (b) The Creditor shall have received the Note and the Security Agreement, each executed by a duly authorized representative of the Debtor.

         (c) The Creditor shall have received a signed certificate of the Chief Executive Officer of the Debtor certifying as to the incumbency, authority and signature of representatives of the Debtor signing the Loan Documents, and the adoption and continuing validity of resolutions authorizing and approving the execution, delivery and performance of the Loan Documents.

         (d) There shall have been duly filed and recorded in all requisite offices, in form and substances satisfactory to the Creditor, Uniform Commercial Code Financing Statements naming the Debtor as debtor and the Creditor as secured party with respect to the collateral set forth in the Security Agreement (the "Collateral").

         (e) Creditor shall have received such Uniform Commercial Code, tax and judgement search reports as it shall deem necessary reflecting the absence of liens on the Collateral (the "Search Reports").

         (f) The Creditor shall have received a signed certificate of the Chief Executive Officer of the Debtor as to the continuing accuracy of the representations and warranties of the Debtor set forth in this Agreement.

         2.2 Upon satisfaction of the conditions precedent set forth in Section 2.1, the Creditor shall make the Loan to the Debtor.

         III.     Representations, Warranties and Additional Undertakings

                  3.1 The Debtor hereby warrants and represents that it has not granted any lien upon or security interest in the Collateral, or any proceeds thereof, in favor of any other person other than Permitted Encumbrances (as defined in the Security Agreement).

                  3.2 The Debtor agrees to advise the Creditor promptly, in reasonable detail, of any event which would have a material adverse effect on the value of the Collateral or on the security interest granted to the Creditor therein.

                  3.3 The Debtor agrees to comply with the requirements of all federal and state laws in order to grant to the Creditor valid and perfected priority security interests in the Collateral, subject only to Permitted Encumbrances.

                  3.4 The Debtor agrees that it will comply with all acts, rules, regulations, and orders of any legislative, administrative or judicial body or official, applicable or to Collateral or any part thereof and the business of the Debtor; provided , however, that the Debtor may contest in good faith any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not materially and adversely affect the Creditor's rights or priority in any Collateral.

                  3.5 The Debtor represents and warrants that the execution and delivery by the Debtor of the Loan Documents and of all other instruments, documents and agreements executed and delivered in connection herewith and the performance of obligations of the Debtor hereunder and thereunder: (i) is within its powers; (ii) has been duly authorized by all necessary action of its Board Members; (iii) is not in contravention of the terms of the Certificate of Formation or Operating Agreement of, or of any indenture, agreement or undertaking to which, the Debtor or any of its assets or properties are bound, and does not require any governmental consent, registration or approval; (iv) does not contravene any contractual or governmental restriction binding upon the Debtor; and (v) will not, except in the imposition of any liens or encumbrances upon any of the assets or properties of the Debtor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other instrument or instrument to which the Debtor is a party or by which it or any of its assets or properties may be bound or affected.

                  3.6 The Debtor represents and warrants that this Agreement, the other Loan Documents and all of the other instruments, documents and agreements executed and delivered in connection herewith and therewith are the legal, valid and binding obligations of the Debtor and are enforceable against the Debtor in accordance with their respective terms.

         IV.      Affirmative Covenants

         Until payment and satisfaction of all obligations due hereunder, the Note and the other Loan Documents, the Debtor agrees that, unless the Creditor shall have otherwise consented in writing:

         4.1 It shall furnish to the Creditor the following information within the following time periods:

         (a) Within 45 days after the end of each fiscal quarter of the Debtor, a balance sheet of the Debtor as at the end of each fiscal quarter of the Debtor, and statements of cash flow and of profit and loss of the Debtor for each such fiscal quarter, all certified by the chief financial or accounting officer of the Debtor, which certification shall include the statement that (i) such financial statements have been prepared in accordance with generally accepted accounting principles and (ii) there is not a default or Event of Default (as hereinafter defined) under any provisions of this Agreement;

         (b) such other information relating to the business, affairs, prospects and financial condition of the Debtor as the Creditor may reasonably request, upon request therefor.

         4.2 It shall maintain its existence, maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts and other rights reasonably necessary or desirable to the conduct of the business of the Debtor, shall continue in, and limit the operations of the Debtor to, the same general lines of business as that presently conducted and shall comply in all material respects with all applicable laws and regulations of any federal, state or local governmental authority, except for such laws and regulations the violation of which would not, in the aggregate, have a material adverse effect on the financial condition, results of operations or business of the Debtor or the ability of the Debtor to perform its obligations hereunder and under the other Loan Documents.

         4.3 It shall, as soon as possible, and in any event within five (5) business days after the Debtor learns of the following, give written notice to the Creditor of (i) the institution or threatened institution of any proceeding(s) by or against the Debtor in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign), and (ii) any material adverse change in the business, assets, condition, financial or otherwise, or prospects of the Debtor.

         V.       Negative Covenants.

         Until payment and satisfaction of all obligations due hereunder, under the Note and the other Loan Documents, the Debtor agrees that, unless the Creditor shall have otherwise first consented in writing, the Debtor will not:

         5.1 mortgage, assign, pledge, transfer or otherwise permit any lien, charge, security interest, encumbrances or judgement (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on the Collateral except for Permitted Encumbrances;

         5.2 sell, lease, assign, transfer or otherwise dispose of either all or substantially all of its assets and properties;

         5.3 merge, consolidate or (without ten (10) days' prior written notice to Creditor) otherwise alter, change or modify its name, mailing address, principal place of business, chief executive office, structure, status or existence except for the Transfer;

         5.4 assume, guarantee, endorse, or otherwise become liable upon, the obligations of any person, except for the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

         5.5 declare or pay any dividend of any kind on, or purchase, acquire, redeem or retire, any equity interest of the Debtor, of any class whatsoever, whether now or hereafter outstanding;

         5.6 make any advance or loan to, any investment in, any person, except in the ordinary course of Debtor's business (but in any event not to Michael Rosenberg);

         5.7 engage in any transaction outside the ordinary and regular course of business;

         5.8 incur any additional indebtedness for money borrowed; or

         5.9 make any payments (directly or indirectly) on account of any outstanding indebtedness for money borrowed or owing.

         VI. Events of Default and Remedies.

         6.1 The occurrence of any of the following events shall constitute an Event of Default hereunder:

         (a) failure of the Debtor to pay when due any amount owing under the Note or any other Loan Document;

         (b) failure of the Debtor to perform, comply with or observe any term, covenant or agreement contained in this Agreement or contained in the Security Agreement, and the continuance of such failure for ten (10) calendar days after notice from the Lander;

         (c) breach in any material respect by the Debtor of any representation or warranty, as of the date when made or deemed made, contained herein or in the Security Agreement or in any document, instrument or certificate executed by Debtor in favor of the Creditor;

         (d) dissolution, liquidation, winding up or cessation of the Debtor's business, or the failure of the Debtor to meet its debts as they mature, or the calling of a meeting of the Debtor's creditors for purposes of compromising the Debtor's debts;

         (e) (i) the commencement by the Debtor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence; or (ii) the commencement against the Debtor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar case or proceeding under any federal or state law now or hereafter in existence and such case or proceeding is not pursued within thirty
(30) days and is not dismissed within forty-five (45) days;

         (f) the Debtor suffers or sustains a material adverse change in its business, operations, assets, prospects or financial condition;

         (g) an event of default occurs under any note, agreement or instrument evidencing other indebtedness of the Debtor and such event of default has not been cured or waived; or

         (h) the Debtor shall have a judgment for more than $25,000 entered against it and the same shall not be stayed, vacated, bonded, paid or discharged within thirty (30) days thereafter unless such judgment is fully covered by insurance and the insurer has not denied liability therefor.

         6.2 Upon the occurrence of an Event of Default, at the option of the Creditor, all obligations due hereunder, under the Note and under the other Loan Documents are and shall become due and payable upon demand to the Debtor, without presentment, protest or any other requirement or obligation of the Creditor.

         VIII.    Miscellaneous

         8.1 The Debtor hereby waives presentment and protest and any notices thereof as well as notice of nonpayment other than notice of demand for payment. No delay or omission of the Creditor to exercise any right or remedy hereunder or under any other Loan Document, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof of as a waiver of any such Event of Default. No single or partial exercise by the Creditor of any right or remedy, nor any failure or delay on the part of any Creditor to exercise any right or remedy, shall preclude any other further exercise thereof, or preclude any other right or remedy.

         8.2 The Debtor and the Creditor each hereby waive any right to a trial by jury in any action or proceeding arising out of this agreement, the note or any other loan document.

         8.3 The validity, interpretation and enforcement of this agreement shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

         8.4 Any legal action or proceeding with respect to this Loan Agreement or the Note, or any other loan document may be brought in the courts of the State of New York situated in the City and County of New York, or of the United States of America for the Southern District of New York, and, by execution and delivery of this agreement, the Debtor hereby accepts for itself and in respect of its property generally the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives, in connection with any such action or proceeding, (a) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (b) the right to interpose any noncompulsory set-off, counterclaim or cross-claim. The Debtor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Debtor at the address set forth in Section 8.5 hereof. Nothing herein shall affect the right of the creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the debtor in any other jurisdiction, subject in each instance to the provisions hereof with respect to rights and remedies.

         8.5 Except as otherwise provided herein, all notices and correspondences hereunder shall be sent by ordinary mail, or by facsimile transmission, promptly confirmed in writing sent by ordinary mail, to Creditor, at 1135 Clifton Avenue, Clifton, New Jersey 07013, Attention: Carl Coppola; with copies thereof to: Winne, Banta, Rizzi, Heterington & Basralian, P.C., Court Plaza North, 25 Main Street, P.O. Box 647, Hackensack, NJ 07601, Attention: Gary
S. Redish, Esq.; and if to Debtor, 150 Pacific Avenue, Jersey City, NJ 07304,
Attn.: Michael Rosenberg, with copies thereof to Jack Goldstein, Esq.,
_____________________________________.

         8.6 The Debtor shall not have the right to assign this Agreement or any interest herein. The Creditor may assign this Agreement or any interest herein. The Creditor may assign its rights under this Agreement and the other Loan Documents.

         8.7 This Loan Agreement, the Note, the Asset Purchase Agreement and the Security Agreement constitute the entire agreement between the Debtor and the Creditor as to the subject matter contained in this Agreement, and supersede any such prior agreements between them. This Loan Agreement can be changed only by a writing signed by both the Debtor and the Creditor and shall bind and benefit the Debtor and the Creditor and their respective successors and assigns.

         8.8 The article titles contained in this Agreement are for convenience of reference only, shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized representatives as of the date set forth above.

                                 RITE-WAY OF NEW JERSEY

                                 By: ____________________________________
                                          Name:    Michael Rosenberg
                                          Title:   President

                                 MARK SOLUTIONS, INC.


                                 By: ____________________________________
                                          Name:    Carl Coppola
                                          Title:   President

                               SECURITY AGREEMENT

         AGREEMENT made this ___ day of         2002 between RITE-WAY OF NEW
JERSEY ("Debtor"), a New Jersey corporation, with its principal place of business at 150 Pacific Avenue, Jersey City, NJ 07304 and MARK SOLUTIONS, INC., a Delaware corporation with a place of business at 1135 Clifton Avenue, Clifton, NJ 07013 (the "Creditor").

         WHEREAS, Debtor has purchased certain assets from Creditor's Mark Correctional Systems division pursuant to an asset purchase agreement (the "Asset Purchase Agreement") of even date herewith; and

         WHEREAS, the Asset Purchase Agreement entitles Creditor to receive $1,000,000 of the cash held by the Division at the closing of the Asset Purchase Agreement and in the event the cash on hand is less than $1,000,000, then Creditor shall receive at closing a promissory note (the "Note") for the amount of the deficiency (the "Indebtedness"); and

         WHEREAS, there is a deficiency in the amount of $_____ and pursuant to a Loan Agreement of even date herewith (the "Loan Agreement"), Debtor has agreed to secure the payment of the Note.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is agreed as follows:

1.       Grant

         Debtor hereby grants a continuing security interest to Creditor in and to the following property, whether now existing or owned, or hereafter arising, manufactured, acquired, and in and to all substitutions and replacements therefor, wherever the same may be now or hereafter located (all of such property is herein referred to as the "Collateral"):

         (i) All goods (as defined by the Uniform Commercial Code as in effect in the State of New Jersey ("UCC") of Debtor, including but not limited to all accounts receivable, inventory, merchandise, raw materials, parts, partially fabricated items, assemblies, accessions, accessories, attachments, supplies and other tangible personal property in all stages of manufacture and completion held by Debtor for processing, sale or lease or furnished or to be furnished under contracts of service or to be used or consumed in Debtor's business whether or not on consignment to Debtor, or delivered to Debtor on a sale or return, sale on approval or sale or use basis.

         (ii) All accounts (as defined by the UCC) as well as all right, title and interest of Debtor in the goods and services which will or have given rise thereto, including rights of stoppage in transit, and also all notes, drafts acceptances, letters of credit, and all other instruments representing or evidencing a right to payment, or surety for the payment for goods sold or leased or for services rendered by Debtor or any agreement or contract relating thereto, except as to accounts receivable of the debtor having a face value of $500,000. Creditor's security interest in the $500,000 of Accounts Receivable shall be subordinate to a first lien holder.

         (iii) All equipment (as defined by the UCC) and all other tangible personal property of all types and descriptions of Debtor.

         (iv) All contract rights (as such term is understood under the present or prior versions of the UCC) of Debtor now existing or hereafter arising, under contracts to sell or lease goods or render services or use rights licensed to Debtor, or developed for Debtor, by others as well as all goods, raw materials, and other property now or at any time hereafter acquired by Debtor for the performance of such contracts and all chattel paper, documents, instruments, letters of credit, bankers acceptances, credit balances with banks, guaranties and uncertificated securities.

         (v) All general intangibles (as defined by the UCC), and all registered and unregistered patents, copyrights, trademarks, service marks, trade secrets, computer software, designs, literary intellectual property, performance rights, and licenses, permits, franchises and rights governed by the laws of the United States or by the several states, foreign nations, treaty or convention.

         (vi) All cash collateral (as defined by Title 11 of the United States Code), rents, license fees, insurance proceeds once paid, tax refunds, condemnation awards, money judgments and choses in action.

         (vii) All guaranties, sureties, collateral and securities for, proceeds of all insurance on and all proceeds and products of any of the foregoing specified in clauses (i) thought (vi) above.

         (viii) All proceeds realized from the sale, lease, license or use of any of the above or any interest or right therein.

         (ix) All of the issued and outstanding common stock and/or preferred stock of Debtor held by Michael Rosenberg.

         The Collateral, and all proceeds thereof, are pledged, assigned and transferred, and a security interest therein is granted to Creditor as security for the payment and performance of (i) the principal of and interest on the promissory note of Debtor (the "Note") issued pursuant to a certain Loan Agreement dated March , 2000 between Debtor and Creditor (the :Loan Agreement:),
(ii) all other obligations of Debtor under the Loan Agreement and (iii) l expenses of Creditor in enforcing any of its rights under the Loan Agreement, the Note and this Agreement (collectively, the "Obligations").

2.       Maintenance; Place of Business

         Debtor shall keep and maintain the Collateral in good order and condition at its place of business as set forth above. Debtor shall give Creditor at least 10 days' prior written notice of any new location of the Collateral not set forth above.

3.       Ownership

         Except for the security interest created hereunder and Permitted Encumbrances (as hereinafter defined), Debtor is, or as to property acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance and will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and shall not transfer or assign or create, grant or suffer to exist any pledge, lease mortgage, other security interest, lien or encumbrance upon or in respect of the Collateral except in favor of Creditor other than Permitted Encumbrances.

         "Permitted Encumbrances" means:

         (A) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business that are not yet due and payable;

         (B) Liens of mechanics, materialmen, warehousemen, carriers, or other like liens, securing obligations incurred in the ordinary course of business that are not yet due and payable;

         (C) Good faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases (other than leases intended as security for indebtedness), or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds (not intended as security for Indebtedness for money borrowed) required in the ordinary course of business; and

         (D) Purchase money security interests granted to secure the purchase price of assets and attaching only to the assets purchased.

         (E) A first secured interest in debtor's accounts receivable having a face value of $500,000.

         4. Use

         Debtor shall use the Collateral only in a lawful manner not inconsistent with this Agreement and the terms and conditions of any policy of insurance regarding it.

         5. Insurance

         Debtor shall, at its own expense, with respect to the Collateral, maintain with financially sound and reputable insurance companies or associations insurance of the kinds, covering the risks and in the relative proportionate amounts usually carried by companies engaged in business similar to that of the Debtor, with loss payable, in each instance, to Creditor as its interest may appear as well as such other insurance as may from time to time be required by Creditor and will furnish Creditor with such evidence of insurance and of the assignment thereof to Creditor, as Creditor may require; provided, however, that in no event shall such insurance at any time be less than the amount of the Obligations or the fair market value, at retail valuation, of the Collateral, which ever is lower.

         6. Inspection

         Debtor shall at all reasonable times and from time to time permit Creditor, by or through any of its officers, agents, employees, attorneys or accountants, to inspect the Collateral and to examine and inspect and make extracts from Debtor's books and other records, and in the event of default, with respect to accounts or contract rights, to arrange for verification thereof, under reasonable procedures, directly with account debtors or contract debtors or by other methods.

         7. Taxes

         Debtor shall pay all taxes levied or assessed whether upon it, or upon Creditor, or upon or with respect to the Collateral, Creditor's security interest therein or the Obligations hereby secured; provided, however, that Debtor shall not be required to pay any obligation or tax being contested in good faith provided an adequate bond is posted in connection therewith and provided further that no foreclosure or distraint proceedings have been instituted thereon.

         8. Maintenance of Records and Reports

         Debtor will not remove its books and records from 150 Pacific Avenue, Jersey City, New Jersey without ten (10) days' prior written notification to Creditor. Such books and records shall be maintained in accordance with generally accepted accounting principles and practices consistently applied from period to period and, with respect to accounts receivable, shall show in an accurate manner the outstanding balances thereof, their respective ages, as well as any credits and offsets thereto. Debtor shall furnish Creditor with such other reports may from time to time reasonably request and in form reasonably required by Creditor.

         9. Creditor's Payments

         Provided that Creditor is under no obligation to under take any of the following, Creditor, at its option, may discharge any taxes, liens security interests or other encumbrances to which any Collateral is at any time subject, may take any steps necessary to preserve its rights in any Collateral against any prior party, may upon the failure of Debtor so to do, purchase insurance on any Collateral and may pay for the manufacture, fabrication, procurement, completion, delivery, repair, maintenance and preservation of any Collateral and make and receive payment therefor. Debtor agrees to reimburse Creditor on demand for any payments made or expenses incurred by Creditor pursuant to the foregoing authorization. Debtor's duty to repay monies advanced hereunder shall become, upon Creditor's advance, part of the Obligations secured hereby.

         10. Appointment of Creditor as Agent and Attorney in Fact

         Upon the occurrence of any Event of Default (as defined in paragraph
12) and prior to any cure thereof, Creditor may, at its option, but with five
(5) days' prior written notice to Debtor, whenever and as it deems advisable and in addition to its rights upon default, notify the account debtors and obligors to make all future payments thereon directly to Creditor.

         With respect to accounts, Debtor hereby irrevocably appoints Creditor the true and lawful attorney of Debtor with full power of substitution, in the name of Creditor or in the name of Debtor or otherwise, for the sole benefit of Creditor but at the sole expense of Debtor, (a) to demand, collect, receive payment of , receipt for, settle, compromise or adjust, and give discharges and releases in respect of the accounts, or any of them; (b) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the accounts or any of them to enforce any other rights in respect thereof ir in respect of the goods or services which have given rise thereto; (c) to defend any claim, suit, action, or proceeding brought against Debtor in respect of any account receivable or the goods or services which have given rise thereto; (d) to settle, compromise (b) or (c) above, and in connection therewith, to give such discharges or releases as Creditor may seem appropriate; (e) to issue, draw and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing or securing the accounts or any of them; and
(f) generally to sell, assign, transfer, pledge, make any agreement in respect of or otherwise deal with any account or the goods or services which have given rise thereto as fully and completely as thought Creditor were the absolute owner thereof for all purposes; provided, however, Creditor may exercise its power of attorney only upon default and 5 days' prior written notice to Debtor. The powers conferred on Creditor by this Agreement are solely to protect the interest of Creditor and shall not impose any duty upon Creditor to exercise any such power, and if Creditor shall exercise any such power, it shall be accountable only for amounts that it actually receives as a result thereof and shall not be responsible to Debtor except for its own willful misconduct.

         11. Proceeds of Collateral

         In addition to any other rights Creditor may have hereunder or under law or any other instrument, Creditor may, at its option, upon the occurrence of an Event of Default, and prior to any cure thereof, take control of any proceeds of Collateral to which Creditor is entitled hereunder or under any applicable law, and in doing so, Creditor may require Debtor to transmit all proceeds of Collateral, in the form of cash, checks, notes, or other instruments, on the day same are received by Debtor, bearing such endorsements as may be appropriate and accompanied by a report, in form approved by Creditor, showing the amount of each item. Upon receipt thereof, Debtor shall hold such proceeds in trust for Creditor without commingling the same with other funds of Debtor. When received by Creditor, such proceeds shall be deposited with a commercial bank located in the State of New Jersey in a non-interest bearing segregated account. Each such credit shall be conditional upon final payment to Creditor of the item for which such credit was given and if any item is not so paid the credit for such item shall be reversed whether or not the item has been returned. Funds in the segregated account shall be part of the Collateral for Obligations. After the cure of any Event of Default, any funds in the segregated account shall be turned over to Debtor.

         12. Default

         The occurrence of any Event of Default under the Loan Agreement or the Note shall each constitute an "Event of Default" under this Agreement.

         13. Rights and Remedies on Default

         (a) Upon the occurrence of any Event of Default, and at any time thereafter during the continuance thereof, in addition to any right given by law or any other instrument or document executed by Debtor and without notice or demand, Creditor (i) shall have all rights and remedies afforded to secured creditors under the UCC; (ii) may and is authorized to enter upon Debtor's premises; (iii) may take immediate possession of all or any portion of the Collateral, with or without legal process, and timely take such measures as it may deem necessary for the proper care and protection thereof; (iv) may haul, deliver, store (for a reasonable period of time) and sell the Collateral, nor any part thereof, at such time or times for such sum or sums of money as it may deem proper, which sale may be public or private, and at any such sale Creditor may become the purchaser of the Collateral.

         (b) Creditor may require Debtor, upon notice to Debtor, to assemble any part of the Collateral and make it available to Creditor at a place to be designated by Creditor.

         (c) Whenever notification with respect to the sale or other disposition of Collateral is required by law, such notification of the time and place of any public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if given at least ten days before the time of such public sale, or the date after which any such private sale or other intended disposition is to be made, as the case may be.

         (d) All of Creditor's rights and remedies, whether by statute, rule, common law, or evidenced hereby or by the Loan Agreement or the Note or any other agreement, instrument or paper shall be cumulative and may be exercised separately or concurrently. Creditor shall not be required to marshal collateral or proceed first against any item of collateral, security, guaranty, surety or obligor before exercising its rights hereunder. To the fullest extent permitted by applicable law, Debtor waives the benefit of any law, rule or regulation requiring Creditor to elect remedies or proceed in a single proceeding or cause of action against Debtor, the Collateral or any person liable on any of the Obligations. Debtor agrees to pay on demand all costs and expenses (including reasonable attorneys' fees) incurred or paid by Creditor in enforcing the Obligations in default and the same shall be additional Obligations hereunder and secured hereby. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or other disposition shall be applied to the payment of any and all obligations of Debtor to Creditor and any and all other liabilities hereby secured, due or to become due, in such order of preference as Creditor may determine, proper allowance for interest on liabilities not then due being made, and, unless otherwise provided by law, any excess shall be returned to Debtor.

14.      Additional Collateral

         Any and all property securities of Debtor at any time in the possession of the Creditor shall at all times constitute additional security for the Obligations and may e set off against, or sold (in the manner hereinabove stated) and applied to any Obligations, at any time.

15.      Further Warranties, Covenants and Agreements

         Debtor further warrants, covenants and agrees as follows:

         (a) Debtor will not conduct business under any name other than its own name and the tradename "Mark Correctional Systems" and shall advise Creditor at least ten (10) days prior to its use of any new name.

         (b) With respect to each present and future account, such account represents and will represent the valid, binding and enforceable obligation of the account debtor for the amount indicated and is not, and will not at any time become, contingent upon the fulfillment of any contract or condition whatsoever or, to the best of Debtor's knowledge, subject to any defense, offset or counter-claim and no agreement has been made nor will be made without the prior written consent of Creditor in each instance for any reduction of principal or interest thereon.

         (c) With respect to each contract under which a security interest in contract rights is herein granted to Creditor, such contract constitutes a valid, binding and enforceable obligation of the contract debtor therein and no payments have been received or made thereon except as disclosed in writing to Creditor.

         (d) All sales shall be made or performed by Debtor only under Debtor's name and the tradename "Mark Correctional Systems".

         (e) Debtor's liability under this Agreement shall not be affected by any extension of time or renewal of any note or modification or indulgence or the release or modification of any security or release of any guarantor whether or not notice shall have been given to Debtor.

         (f) Debtor has no subsidiaries and owns no investments or interests in any other corporation, business entity or in any real property, leases (except as lessee) or other chattels real.

         16. Waiver

         Any condition or restriction hereinabove imposed with respect to Debtor may be waived, modified or suspended by Creditor but only by Creditor's prior action in writing and only as so expressed in such writing and not otherwise. Creditor shall not be deemed to have waived any of its other rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Creditor. No delay or omission on the part of Creditor in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         17. Notices

         Any demand upon, or notice to Debtor that Creditor may elect to give shall be effective three days after deposit in the United States mails by certified mail with postage and certification charges prepaid and addressed to Debtor at the address shown at the beginning of this agreement or as modified by any notice given to Creditor after the date hereof. Demands or notices addressed to any other address at which Creditor customarily communicates with Debtor shall be effective when received by Debtor. Notices to Creditor shall be given in like manner addressed to it at 1135 Clifton Avenue, Clifton, NJ 07013,
Attention: President, or to such other address as it may specify by a notice given to Debtor after the date hereof and shall be effective when received by Creditor.

         18. Further Assurances

         Debtor will join with Creditor in the execution and filing of appropriate financing statements under the UCC, and any appropriate filings in the Patent and Trademark Office and at all times Debtor will do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, itself and by any corporation or person obligated to Debtor so to do, all and every such further acts, deeds, and assurances as Creditor shall reasonably require for the better assuring , perfecting and confirming unto Creditor, the security interest in the Collateral and the rights, privileges and remedies hereby or in any other agreement created, granted or assigned, or intended so to be, or which it may herein or hereafter become bound to create, grant or assign to Creditor.

         19. Modification

         This agreement may not be modified, superseded or amended to affect Creditor except by a writing executed by the party to be bound making express reference hereto and the part hereof to be affected in each instance.

         20. Partial Invalidity

         If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         21. Successors and Assigns

         All rights of and benefits to Creditor hereunder shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind Debtor's successors and assigns.

         22. Interpretation

         This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New Jersey relating to contracts executed and to be fully performed in such state.

         23. Sealed Instrument

         This agreement is intended to take effect as a sealed instrument when signed by the Debtor and delivered to Creditor.

         24. Counterparts

         This agreement may be signed in counterparts. The counterparts, taken together, will constitute and one and the same original.

         25. Jury Waiver

         The parties, recognizing the delays and added expenses which usually arise from jury trials, each waive their right to a trial by jury in any action, cause or proceeding involving this Agreement, the Loan Agreement, the Note, the Collateral and any breach or alleged breach of the foregoing or of any right, duty or obligation relating thereto.

         26. Governing Law; Jurisdiction

         The validity, interpretation and enforcement of this Agreement shall be governed by the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New Jersey, City of _________ and County of _________and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property generally the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, (a) objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and(b) the right to interpose any noncompulsory set-off, counterclaim or cross-claim. The Company irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address set forth above. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         IN WITNESS WHEREOF, this agreement has been executed as of the day and year first above written.

                                    RITE-WAY OF NEW JERSEY


                                    By: _____________________________
                                             Name:    Michael Rosenberg
                                             Title:

                                    MARK SOLUTIONS, INC.


                                    By: _____________________________
                                             Name:    Carl Coppola
                                             Title:   President

                              MARK HOLDINGS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Carl Coppola and Ronald E. Olszowy, and each of them jointly and severally, proxies with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Mark Holdings, Inc. (formerly Mark Solutions, Inc.) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held ________, 2002 or any adjournments thereof.

1. PROPOSAL TO APPROVE THE SALE OF THE ASSETS OF THE MARK CORRECTIONAL DIVISION OF MARK SOLUTIONS, INC.

         FOR |_|                   AGAINST |_|                   ABSTAIN |_|

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK WHICH THE COMPANY SHALL HAVE THE AUTHORITY TO ISSUE FROM 50,000,000 SHARES, PAR VALUE $.01 PER SHARE TO 100,000,000 SHARES, PAR VALUE @.01 PER SHARE.

         FOR |_|                   AGAINST |_|                   ABSTAIN |_|

3.  ELECTION OF DIRECTORS.

         FOR all the nominees listed below |_|

         WITHHOLD AUTHORITY  to vote for all nominees listed below |_|

         (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

         Carl Coppola |_|    Ronald E. Olszowy  |_|     William De Marco |_|

4. PROPOSAL TO RATIFY APPOINTMENT OF HOLTZ RUBENSTEIN & CO., LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE 2002 FISCAL YEAR.

         FOR |_|                   AGAINST |_|                   ABSTAIN |_|

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

                 (Continued and to be signed on reverse side.)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO APPROVE THE SALE OF THE MARK CORRECTIONAL DIVISION, TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED COMMON STOCK, TO ELECT MESSRS. COPPOLA, OLSZOWY AND DE MARCO AS DIRECTORS, AND TO APPROVE THE APPOINTMENT OF HOLTZ RUBENSTEIN & CO., LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                                           Dated:_______________________________


                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Signature if held jointly


                                           (Please sign exactly as ownership
                                           appears on this proxy. Where stock is
                                           held by joint tenants, both should
                                           sign. When signing as attorney,
                                           executor, administrator, trustee or
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